                                                EXHIBIT 7.1

                                                EXECUTION VERSION


                 PNC MORTGAGE SECURITIES CORP.,

                as Depositor and Master Servicer

                               and

                            U.S. BANK

                      NATIONAL ASSOCIATION,

                           as Trustee


                 POOLING AND SERVICING AGREEMENT

                          $941,873,426

                  PNC Mortgage Securities Corp.

               Mortgage Pass-Through Certificates

                          Series 1998-6

                   Cut-Off Date:  July 1, 1998



ARTICLE I ...................................................  9

     Section 1.01............................................  9

Accretion Directed Classes ..................................  9

Accretion Directed Components ...............................  9

Aggregate Certificate Principal Balance .....................  9

Appraised Value .............................................  9

Assignment of Proprietary Lease .............................  9

Authenticating Agent ........................................  9

Authorized Denomination .....................................  9

Balloon Loan ................................................  9

Bankruptcy Coverage ......................................... 10

Bankruptcy Coverage Initial Amount .......................... 10

Bankruptcy Loss ............................................. 10

Beneficial Holder ........................................... 10

Book-Entry Certificates ..................................... 10

Business Day ................................................ 10

Buydown Agreement ........................................... 10

Buydown Fund ................................................ 10

Buydown Fund Account ........................................ 10

Buydown Loan ................................................ 11

Certificate ................................................. 11

Certificate Account ......................................... 11

Certificateholder or Holder ................................. 11

Certificate Group ........................................... 11

Certificate Principal Balance ............................... 11

Certificate Register and Certificate Registrar .............. 11

Class ....................................................... 12

Class A Certificates ........................................ 12

Class A-L Regular Interests ................................. 12

Class B Certificates ........................................ 12

Class B-L Regular Interests ................................. 12

Class C-B-1 Certificates .................................... 12

Class C-B-1-L Regular Interest .............................. 12

Class C-B-2 Certificates .................................... 12

Class C-B-2-L Regular Interest .............................. 12


                                i

                         TABLE OF CONTENTS
                         -----------------
                            (continued)

Class C-B-3 Certificates .................................... 13

Class C-B-3-L Regular Interest .............................. 13

Class C-B-4 Certificates .................................... 13

Class C-B-4-L Regular Interest .............................. 13

Class C-B-5 Certificates .................................... 13

Class C-B-5-L Regular Interest .............................. 13

Class C-B-6 Certificates .................................... 13

Class C-B-6-L Regular Interest .............................. 13

Class P Certificates ........................................ 13

Class P-L Regular Interests ................................. 13

Class P-M Regular Interests ................................. 13

Class P Fraction ............................................ 13

Class P Mortgage Loan ....................................... 13

Class X Certificates ........................................ 13

Class X-L Regular Interests ................................. 13

Class X-M Regular Interests ................................. 13

Class I-A-1 Certificates .................................... 13

Class I-A-1-L Regular Interests ............................. 14

Class I-A-2 Certificates .................................... 14

Class I-A-2-L Regular Interest .............................. 14

Class I-A-3 Certificates .................................... 14

Class I-A-3-L Regular Interest .............................. 14

Class I-A-4 Certificates .................................... 14

Class I-A-4-L Regular Interest .............................. 14

Class I-A-5 Certificates .................................... 14

Class I-A-5-L Regular Interest .............................. 14

Class I-A-6 Certificates .................................... 14

Class I-A-6-L Regular Interest .............................. 14

Class I-A-7 Certificates .................................... 14

Class I-A-7-L Regular Interest .............................. 14


                                ii

                         TABLE OF CONTENTS
                         -----------------
                            (continued)



Class I-A-8 Certificates .................................... 14

Class I-A-8-L Regular Interest .............................. 15

Class I-A-9 Accretion Termination Date ...................... 15

Class I-A-9 Accrual Amount .................................. 15

Class I-A-9 Certificates .................................... 15

Class I-A-9-L Regular Interest .............................. 15

Class I-A-10 Certificates ................................... 15

Class I-A-10 Notional Amount ................................ 15

Class I-A-11 Certificates ................................... 15

Class I-A-11-L Regular Interest ............................. 15

Class I-A-12 Certificates ................................... 15

Class I-A-12-L Regular Interest ............................. 15

Class I-A-13 Certificates ................................... 15

Class I-A-13-L Regular Interest ............................. 16

Class I-A-14 Certificates ................................... 16

Class I-A-14-L Regular Interest ............................. 16

Class I-A-15 Certificates ................................... 16

Class I-A-15-L Regular Interest ............................. 16

Class I-A-16 Certificates ................................... 16

Class I-A-16-L Regular Interest ............................. 16

Class I-A-17 Certificates ................................... 16

Class I-A-17-L Regular Interest ............................. 16

Class I-A-18 Accretion Termination Date ..................... 16

Class I-A-18 Accrual Amount ................................. 16

Class I-A-18 Certificates ................................... 16

Class I-A-18-L Regular Interest ............................. 16

Class I-A-19 Certificates ................................... 17

Class I-A-19-L Regular Interest ............................. 17

Class I-A-20 Certificates ................................... 17


                                iii

                         TABLE OF CONTENTS
                         -----------------
                            (continued)

Class I-A-20-L Regular Interest ............................. 17

Class I-A-21 Certificates ................................... 17

Class I-A-21-L Regular Interests ............................ 17

Class I-A-22 Certificates ................................... 17

Class I-A-22 Notional Amount ................................ 17

Class I-A-23 Certificates ................................... 17

Class I-A-23-L Regular Interest ............................. 17

Class I-A-24 Certificates ................................... 17

Class I-A-24 Notional Amount ................................ 17

Class I-B-1 Certificates .................................... 17

Class I-B-1-L Regular Interest .............................. 17

Class I-B-2 Certificates .................................... 18

Class I-B-2-L Regular Interest .............................. 18

Class I-B-3 Certificates .................................... 18

Class I-B-3-L Regular Interest .............................. 18

Class I-B-4 Certificates .................................... 18

Class I-B-4-L Regular Interest .............................. 18

Class I-B-5 Certificates .................................... 18

Class I-B-5-L Regular Interest .............................. 18

Class I-B-6 Certificates .................................... 18

Class I-B-6-L Regular Interest .............................. 18

Class I-P-M Regular Interest ................................ 18

Class I-X Certificates ...................................... 18

Class I-X-L Regular Interest ................................ 18

Class I-X-M Regular Interest ................................ 19

Class I-X Notional Amount ................................... 19

Class II-A-1 Certificates ................................... 19

Class II-A-1-L Regular Interest ............................. 19

Class II-A-2 Certificates ................................... 19

Class II-A-2-L Regular Interest ............................. 19


                                iv

                         TABLE OF CONTENTS
                         -----------------
                            (continued)

Class II-A-3 Certificates ................................... 19

Class II-A-3-L Regular Interest ............................. 19

Class II-A-4 Certificates ................................... 19

Class II-A-4-L Regular Interests ............................ 19

Class II-A-5 Certificates ................................... 19

Class II-A-5-L Regular Interest ............................. 19

Class II-A-6 Certificates ................................... 20

Class II-A-6-L Regular Interest ............................. 20

Class II-A-7 Certificates ................................... 20

Class II-A-7-L Regular Interest ............................. 20

Class II-A-8 Certificates ................................... 20

Class II-A-8-L Regular Interest ............................. 20

Class II-A-9 Certificates ................................... 20

Class II-A-9-L Regular Interest ............................. 20

Class II-A-10 Certificates .................................. 20

Class II-A-10 Notional Amount ............................... 20

Class II-A-11 Certificates .................................. 20

Class II-A-11-L Regular Interest ............................ 20

Class II-A-12 Certificates .................................. 20

Class II-A-12-L Regular Interest ............................ 20

Class II-A-13 Certificates .................................. 21

Class II-A-13-L Regular Interest ............................ 21

Class II-X Certificates ..................................... 21

Class II-X-L Regular Interest ............................... 21

Class II-X-M Regular Interest ............................... 21

Class II-X Notional Amount .................................. 21

Class III-A-1 Certificates .................................. 21

Class III-A-1-L Regular Interest ............................ 21

Class III-P Certificates .................................... 21


                                v

                         TABLE OF CONTENTS
                         -----------------
                            (continued)

Class III-P Fraction ........................................ 21

Class III-P Mortgage Loan ................................... 21

Class III-P-L Regular Interest .............................. 21

Class III-P-M Regular Interest .............................. 22

Class III-X Certificates .................................... 22

Class III-X-L Regular Interest .............................. 22

Class III-X-M Regular Interest .............................. 22

Class III-X Notional Amount ................................. 22

Class IV-A-1 Certificates ................................... 22

Class IV-A-1-L Regular Interest ............................. 22

Class IV-X Certificates ..................................... 22

Class IV-X-L Regular Interest ............................... 22

Class IV-X-M Regular Interest ............................... 22

Class IV-X Notional Amount .................................. 22

Class Notional Amount ....................................... 23

Class Principal Balance ..................................... 23

Class R-1 Certificates ...................................... 23

Class R-2 Certificates ...................................... 24

Class R-3 Certificates ...................................... 24

Class R-3-L ................................................. 24

Class W Regular Interest .................................... 24

Class Y Regular Interests ................................... 24

Class Y-1 Regular Interest .................................. 24

Class Y-1 Principal Distribution Amount ..................... 24

Class Y-2 Regular Interest .................................. 24

Class Y-2 Principal Distribution Amount ..................... 24

Class Y-3 Regular Interest .................................. 24

Class Y-3 Principal Distribution Amount ..................... 24

Class Y Principal Reduction Amounts ......................... 24

Class Z Regular Interests ................................... 33



                                vi

                         TABLE OF CONTENTS
                         -----------------
                            (continued)


Class Z Principal Reduction Amounts ......................... 33

Class Z-1 Regular Interests ................................. 34

Class Z-1 Principal Distribution Amount ..................... 34

Class Z-2 Regular Interests ................................. 34

Class Z-2 Principal Distribution Amount ..................... 34

Class Z-3 Regular Interests ................................. 34

Class Z-3 Principal Distribution Amount ..................... 34

Clearing Agency ............................................. 34

Closing Date ................................................ 34

Code ........................................................ 34

Combined Bankruptcy Coverage ................................ 34

Combined Credit Support Depletion Date ...................... 35

Company ..................................................... 35

Compensating Interest ....................................... 36

Component ................................................... 36

Component I-A-1-1 ........................................... 36

Component I-A-1-1 Notional Amount ........................... 36

Component I-A-1-2 Accretion Termination Date ................ 36

Component I-A-1-2 Accrual Amount ............................ 36

Component I-A-1-2 ........................................... 36

Component I-A-1-2-L ......................................... 36

Component I-A-1-3 Accretion Termination Date ................ 36

Component I-A-1-3 Accrual Amount ............................ 36

Component I-A-1-3 ........................................... 37

Component I-A-1-3-L ......................................... 37

Component I-A-1-4 ........................................... 37

Component I-A-1-4-L ......................................... 37

Component I-A-1-5 ........................................... 37

Component I-A-1-5-L ......................................... 37


                                vii

                         TABLE OF CONTENTS
                         -----------------
                            (continued)



Class I-A-1-5 Notional Amount ............................... 37

Component I-A-1-6 ........................................... 37

Component I-A-1-6-L ......................................... 37

Component I-A-21-1 .......................................... 37

Component I-A-21-1-L ........................................ 38

Component I-A-21-2 .......................................... 38

Component I-A-21-2-L ........................................ 38

Component II-A-4-1 .......................................... 38

Component II-A-4-1-L ........................................ 38

Component II-A-4-2 .......................................... 38

Component II-A-4-2-L ........................................ 38

Component Notional Amount ................................... 38

Component Principal Balance ................................. 38

Cooperative ................................................. 39

Cooperative Apartment ....................................... 39

Cooperative Lease ........................................... 39

Cooperative Loans ........................................... 39

Cooperative Stock ........................................... 39

Cooperative Stock Certificate ............................... 39

Corporate Trust Office ...................................... 39

Corresponding Class ......................................... 40

Corresponding Component ..................................... 41

Curtailment ................................................. 41

Curtailment Shortfall ....................................... 41

Custodial Account for P&I ................................... 41

Custodial Account for Reserves .............................. 42

Custodial Agreement ......................................... 42

Custodian ................................................... 42

Cut-Off Date ................................................ 42

DCR ......................................................... 42


                                viii

                         TABLE OF CONTENTS
                         -----------------
                            (continued)




Definitive Certificates ..................................... 42

Depositary Agreement ........................................ 42

Destroyed Mortgage Note ..................................... 42

Determination Date .......................................... 42

Disqualified Organization ................................... 42

Distribution Date ........................................... 42

DTC ......................................................... 43

DTC Participant ............................................. 43

Due Date .................................................... 43

Eligible Institution ........................................ 43

Eligible Investments ........................................ 43

ERISA ....................................................... 44

Event of Default ............................................ 44

Excess Liquidation Proceeds ................................. 44

FDIC ........................................................ 45

FHA ......................................................... 45

FHLB ........................................................ 45

FHLMC ....................................................... 45

FNMA ........................................................ 45

Fraud Coverage Initial Amount ............................... 45

Fraud Loss .................................................. 45

Group C-B Certificates ...................................... 45

Group C-B-L Regular Interests ............................... 45

Group C-B Component Balance ................................. 45

Group C-B Percentage ........................................ 45

Group C-B Subordinate Liquidation Amount .................... 45

Group C-B Subordinate Principal Distribution Amount ......... 45

Group I Adjusted Lockout Percentage ......................... 46

Group I Certificates ........................................ 46


                                ix

                         TABLE OF CONTENTS
                         -----------------
                            (continued)




Group I-A Certificates ...................................... 46

Group I-A-L Regular Interests ............................... 47

Group I-B Certificates ...................................... 47

Group I-B-L Regular Interests ............................... 47

Group I-L Regular Interests ................................. 47

Group I Bankruptcy Coverage ................................. 47

Group I Credit Support Depletion Date ....................... 47

Group I Fraud Coverage ...................................... 47

Group I Loans ............................................... 47

Group I Lockout Liquidation Amount .......................... 48

Group I Lockout Priority Amount ............................. 48

Group I Lockout Percentage .................................. 48

Group I Lockout Prepayment Percentage ....................... 48

Group I Premium Rate Mortgage Loans ......................... 48

Group I Senior Certificates ................................. 48

Group I-L Senior Regular Interests .......................... 48

Group I Senior Liquidation Amount ........................... 48

Group I Senior Percentage ................................... 48

Group I Senior Prepayment Percentage ........................ 48

Group I Senior Principal Distribution Amount ................ 50

Group I Special Hazard Coverage ............................. 50

Group I Subordinate Liquidation Amount ...................... 50

Group I Subordinate Percentage .............................. 50

Group I Subordinate Prepayment Percentage ................... 50

Group I Subordinate Principal Distribution Amount ........... 51

Group I Subordinate Principal Prepayments Distribution
           Amount ........................................... 51

Group II Adjusted Lockout Percentage ........................ 51

Group II Certificates ....................................... 51

Group II-A Certificates ..................................... 51

Group II-A-L Regular Interests .............................. 51

                                 x


Group II-L Regular Interests ................................ 52

Group II Loans .............................................. 52

Group II Lockout Liquidation Amount ......................... 52

Group II Lockout Priority Amount ............................ 52

Group II Lockout Percentage ................................. 52

Group II Lockout Prepayment Percentage ...................... 52

Group II Premium Rate Mortgage Loans ........................ 52

Group II Senior Liquidation Amount .......................... 52

Group II Senior Percentage .................................. 52

Group II Senior Prepayment Percentage, Group III Senior
            Prepayment Percentage or Group IV Senior
            Prepayment Percentage ........................... 52

Group II Senior Principal Distribution Amount ............... 55

Group II Subordinate Percentage ............................. 55

Group II Subordinate Prepayment Percentage .................. 55

Group II Subordinate Principal Prepayments Distribution
            Amount .......................................... 55

Group III Certificates ...................................... 55

Group III-L Regular Interests ............................... 55

Group III Loans ............................................. 55

Group III Premium Rate Mortgage Loans ....................... 56

Group III Senior Liquidation Amount ......................... 56

Group III Senior Percentage ................................. 56

Group III Senior Principal Distribution Amount .............. 56

Group III Subordinate Percentage ............................ 56

Group III Subordinate Prepayment Percentage ................. 56

Group III Subordinate Principal Prepayments Distribution
             Amount ......................................... 56

Group IV Certificates ....................................... 56

Group IV-L Regular Interests ................................ 56

Group IV Loans .............................................. 56

Group IV Premium Rate Mortgage Loans ........................ 56

Group IV Senior Liquidation Amount .......................... 57

                               xi


Group IV Senior Percentage .................................. 57

Group IV Senior Principal Distribution Amount ............... 57

Group IV Subordinate Percentage ............................. 57

Group IV Subordinate Prepayment Percentage .................. 57

Group IV Subordinate Principal Prepayments Distribution
            Amount .......................................... 57

Indirect DTC Participants ................................... 57

Insurance Proceeds .......................................... 57

Interest Distribution Amount ................................ 57

Interest Transfer Amount .................................... 58

Investment Account .......................................... 58

Investment Depository ....................................... 58

Junior Subordinate Certificates ............................. 58

Lender ...................................................... 58

Liquidated Mortgage Loan .................................... 58

Liquidation Principal ....................................... 58

Liquidation Proceeds ........................................ 58

Loan Group .................................................. 59

Loan Group I ................................................ 59

Loan Group II ............................................... 59

Loan Group III .............................................. 59

Loan Group IV ............................................... 59

Loan-to-Value Ratio ......................................... 59

Master Servicer ............................................. 59

Master Servicing Fee ........................................ 59

Monthly P&I Advance ......................................... 59

Monthly Payment ............................................. 59

Mortgage .................................................... 59

Mortgaged Property .......................................... 59

Mortgage File ............................................... 59

Mortgage Interest Rate ...................................... 61

                                xii


Mortgage Loan Schedule ...................................... 61

Mortgage Loans .............................................. 62

Mortgage Note ............................................... 62

Mortgage Pool ............................................... 62

Mortgagor ................................................... 62

Nonrecoverable Advance ...................................... 62

Non-U.S. Person ............................................. 62

OTS ......................................................... 62

Officer's Certificate ....................................... 62

I-PO Fraction ............................................... 62

I-PO Mortgage Loan .......................................... 62

Opinion of Counsel .......................................... 63

Original Value .............................................. 63

Ownership Interest .......................................... 63

Pass-Through Entity ......................................... 63

Pass-Through Rate ........................................... 63

Paying Agent ................................................ 63

Payoff ...................................................... 63

Payoff Earnings ............................................. 63

Payoff Interest ............................................. 64

Payoff Period ............................................... 64

Percentage Interest ......................................... 64

Permitted Transferee ........................................ 65

Person ...................................................... 66

Planned Principal Balance ................................... 66

Prepaid Monthly Payment ..................................... 66

Primary Insurance Policy .................................... 66

Principal Balance ........................................... 66

Principal Payment ........................................... 67

                                 xiii


Principal Payment Amount .................................... 67

Principal Prepayment ........................................ 67

Principal Prepayment Amount ................................. 67

Principal Transfer Amount ................................... 67

Prior Period ................................................ 67

Priority Rule ............................................... 67

Pro Rata Allocation ......................................... 67

Purchase Obligation ......................................... 68

Purchase Price .............................................. 69

Qualified Insurer ........................................... 69

Rating Agency ............................................... 69

Ratings ..................................................... 69

Realized Loss ............................................... 69

Record Date ................................................. 72

Regular Interest Group ...................................... 72

Regular Interest Group ...................................... 72

Regular Interests ........................................... 73

REMIC ....................................................... 74

REMIC Provisions ............................................ 74

REMIC I ..................................................... 74

REMIC I Available Distribution Amount ....................... 74

REMIC I Distribution Amount ................................. 75

REMIC I Regular Interest .................................... 77

REMIC I Trust Fund .......................................... 77

REMIC II .................................................... 77

REMIC II Available Distribution Amount ...................... 78

REMIC II Distribution Amount ................................ 78

REMIC II Regular Interest ................................... 94

REMIC II Trust Fund ......................................... 94

REMIC III ................................................... 94

                                 xiv


REMIC III Available Distribution Amount ..................... 94

REMIC III Distribution Amount ............................... 94

REMIC III Trust Fund ........................................ 96

Remittance Rate ............................................. 96

Residual Certificates ....................................... 96

Residual Distribution Amount ................................ 96

Responsible Officer ......................................... 97

S&P ......................................................... 97

Securities Act .............................................. 97

Security Agreement .......................................... 97

Segment P Group ............................................. 97

Segment P Principal Balance ................................. 97

Segment T Group ............................................. 97

Segment T Principal Balance ................................. 98

Selling and Servicing Contract .............................. 98

Senior Certificates ......................................... 98

Senior Subordinate Certificates ............................. 98

Servicer .................................................... 98

Servicing Fee ............................................... 98

Servicing Officer ........................................... 98

Special Hazard Coverage Initial Amount ...................... 98

Special Hazard Loss ......................................... 98

Step Down Percentage ........................................ 99

Stripped Interest Rate ...................................... 99

Subordinate Certificates .................................... 99

Subordinate Percentage ...................................... 99

Subordination Level ......................................... 99

Substitute Mortgage Loan ................................... 100

Targeted Principal Balance ................................. 100

                                xv


Tax Matters Person ......................................... 100

Termination Date ........................................... 100

Termination Payment ........................................ 100

Transfer ................................................... 100

Transferee ................................................. 100

Transferee Affidavit and Agreement ......................... 100

Trustee .................................................... 101

Uncollected Interest ....................................... 101

Uncompensated Interest Shortfall ........................... 101

Underwriting Standards ..................................... 102

Uninsured Cause ............................................ 102

U.S. Person ................................................ 102

VA ......................................................... 102

Withdrawal Date ............................................ 102

ARTICLE II  Conveyance of the Trust Funds; REMIC Election
            and Designations; Original Issuance of
            Certificates ................................... 102

     Section 2.01.Conveyance of REMIC I; REMIC Election
                  and Designations ......................... 103

     Section 2.02.Acceptance by Trustee .................... 107

     Section 2.03.Representations and Warranties of the
                  Company Concerning the Mortgage Loans .... 109

     Section 2.04.Acknowledgment of Transfer of REMIC
                  I Trust Fund; Authentication of the
                  Class R-1 Certificates ................... 113

     Section 2.05.Conveyance of REMIC II; REMIC
                  Election and Designations ................ 113

     Section 2.06.Acceptance by Trustee; Authentication
                  of Certificates .......................... 117

     Section 2.07.Conveyance of REMIC III; REMIC
                  Election and Designations ................ 117

     Section 2.08.Acceptance by Trustee; Authentication
                  of Certificates .......................... 120

ARTICLE III Administration and Servicing of Mortgage Loans . 120

     Section 3.01.The Company to Act as Master Servicer .... 120

     Section 3.02.Custodial Accounts ....................... 122

     Section 3.03.The Investment Account;
                  Eligible Investments ..................... 123

     Section 3.04.The Certificate Account .................. 124

                                 xvi


     Section 3.05.Permitted Withdrawals from the
                  Certificate Account, the Investment
                  Account and Custodial Accounts for
                  P&I and of Buydown Funds from the
                  Buydown Fund Accounts .................... 124

     Section 3.06.Maintenance of Primary Insurance
                  Policies; Collections Thereunder ......... 126

     Section 3.07.Maintenance of Hazard Insurance .......... 126

     Section 3.08.Enforcement of Due-on-Sale
                  Clauses; Assumption Agreements ........... 127

     Section 3.09.Realization Upon Defaulted Mortgage Loans. 128

     Section 3.10.Trustee to Cooperate; Release
                  of Mortgage Files ........................ 130

     Section 3.11.Compensation to the Master Servicer
                  and the Servicers ........................ 130

     Section 3.12.Reports to the Trustee; Certificate
                  Account Statement ........................ 131

     Section 3.13.Annual Statement as to Compliance ........ 131

     Section 3.14.Access to Certain Documentation and
                  Information Regarding the Mortgage Loans . 131

     Section 3.15.Annual Independent Public
                  Accountants' Servicing Report ............ 131

     Section 3.17.[Reserved.] .............................. 132

     Section 3.18.[Reserved.] .............................. 132

     Section 3.19.[Reserved.] .............................. 132

     Section 3.20.Assumption or Termination of Selling
                  and Servicing Contracts by Trustee ....... 132
ARTICLE IV  Payments to Certificateholders; Payment of
            Expenses ....................................... 132

     Section 4.01.Distributions to Holders of REMIC
                  I Regular Interests and Class R-1
                  Certificateholders ....................... 132

     Section 4.02.Advances by the Master Servicer;
                  Distribution Reports to the Trustee ...... 133

     Section 4.03.Nonrecoverable Advances .................. 134

     Section 4.04.Distributions to Holders of REMIC
                  II Regular Interests and Class R-2
                  Certificateholders ....................... 134

     Section 4.05.Distributions to Certificateholders
                  (other than Class R-1 and Class R-2
                  Certificateholders) ...................... 135

     Section 4.06.Statements to Certificateholders ......... 136

ARTICLE V   The Certificates ............................... 137

     Section 5.01.The Certificates ......................... 137

                                    xvii


     Section 5.02.Certificates Issuable in Classes;
                  Distributions of Principal and
                  Interest; Authorized Denominations ....... 142

     Section 5.03.Registration of Transfer and Exchange
                  of Certificates .......................... 142

     Section 5.04.Mutilated, Destroyed, Lost or Stolen
                  Certificates ............................. 143

     Section 5.05.Persons Deemed Owners .................... 144

     Section 5.06.Temporary Certificates ................... 144

     Section 5.07.Book-Entry for Book-Entry Certificates ... 144

     Section 5.08.Notices to Clearing Agency ............... 145

     Section 5.09.Definitive Certificates .................. 145

     Section 5.10.Office for Transfer of Certificates ...... 146

ARTICLE VI  The Company and the Master Servicer ............ 146

     Section 6.01.Liability of the Company and the
                  Master Servicer .......................... 146

     Section 6.02.Merger or Consolidation of the Company,
                  or the Master Servicer ................... 146

     Section 6.03.Limitation on Liability of the
                  Company, the Master Servicer and Others .. 146

     Section 6.04.The Company and the Master Servicer
                  not to Resign ............................ 147

ARTICLE VII Default ........................................ 147

     Section 7.01.Events of Default ........................ 147

     Section 7.02.Trustee to Act; Appointment of Successor . 150

     Section 7.03.Notification to Certificateholders ....... 151

ARTICLE VIIIConcerning the Trustee ......................... 151

     Section 8.01.Duties of Trustee ........................ 151

     Section 8.02.Certain Matters Affecting the Trustee .... 152

     Section 8.03.Trustee Not Liable for Certificates
                  or Mortgage Loans ........................ 153

     Section 8.04.Trustee May Own Certificates ............. 153

     Section 8.05.The Master Servicer to Pay Trustee's
                  Fees and Expenses ........................ 153

     Section 8.06.Eligibility Requirements for Trustee ..... 153

     Section 8.07.Resignation and Removal of Trustee ....... 154

     Section 8.08.Successor Trustee ........................ 154

     Section 8.09.Merger or Consolidation of Trustee ....... 155

                                   xviii


     Section 8.10.Appointment of Co-Trustee or Separate
                  Trustee .................................. 155

     Section 8.11.Authenticating Agents .................... 156

     Section 8.12.Paying Agents ............................ 157

ARTICLE IX  Termination .................................... 158

     Section 9.01.Termination Upon Repurchase by the
                  Company or Liquidation of All Mortgage
                  Loans .................................... 158

     Section 9.02.Additional Termination Requirements ...... 159

     Section 9.03.Trusts Irrevocable ....................... 160

ARTICLE X   Miscellaneous Provisions ....................... 161

     Section 10.01.Amendment ............................... 161

     Section 10.02.Recordation of Agreement ................ 162

     Section 10.03.Limitation on Rights of
                   Certificateholders ...................... 162

     Section 10.04.Access to List of Certificateholders .... 163

     Section 10.05.Governing Law ........................... 163

     Section 10.06.Notices ................................. 163

     Section 10.07.Severability of Provisions .............. 164

     Section 10.08.Counterpart Signatures .................. 164

     Section 10.09.Benefits of Agreement ................... 164

     Section 10.10.Notices and Copies to Rating Agencies ... 164


Exhibit A      Form of Certificates (other than Residual Certificates)
Exhibit B      Form of Class R-3 Certificates
Exhibit C      Form of Class R-1 and  Class R-2 Certificates
Exhibit D      Mortgage Loan Schedule
Exhibit E      Selling And Servicing Contract
Exhibit F      Form Of Transferor Certificate For Junior Subordinate
               Certificates
Exhibit G      Form Of Transferee's Agreement For Junior Subordinate
               Certificates
Exhibit H      Form Of Additional Matter Incorporated Into The
               Certificates
Exhibit I      Transferor Certificate
Exhibit J      Transferee Affidavit And Agreement
Exhibit K      [Reserved]
Exhibit L      Form Of Investment Letter
Exhibit M      Form of Trustee's Certification Pursuant to Section
               2.02
Exhibit N      Officer's Certificate With Respect to ERISA Matters

     This Pooling and Servicing Agreement, dated and effective as of July 1, 1998 (this "Agreement"), is executed by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company") and U.S. Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                      PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in REMIC I. On the Closing Date, the Company will acquire the REMIC I Regular Interests and the Class R-1 Certificates from REMIC I as consideration for its transfer to REMIC I of the Mortgage Loans and certain other assets and will be the owner of the REMIC I Regular Interests and the Class R-1 Certificates. Thereafter on the Closing Date, the Company will acquire the REMIC II Regular Interests and the Class R-2 Certificates from REMIC II as consideration for its transfer to REMIC II of the REMIC I Regular Interests and will be the owner of the REMIC II Regular Interests and the Class R-2 Certificates. Thereafter on the Closing Date, the Company will acquire the Certificates (other than the Class R-1 and Class R-2 Certificates) from REMIC III as consideration for its transfer to REMIC III of the REMIC II Regular Interests and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the REMIC I Regular Interests and the Class R-1 Certificates representing in the aggregate the entire beneficial ownership of REMIC I, (ii) the conveyance to the Trustee of the REMIC I Regular Interests and the issuance to the Company of the REMIC II Regular Interests and the Class R-2 Certificates representing in the aggregate the entire beneficial ownership of REMIC II and (iii) the conveyance to the Trustee by the Company of the REMIC II Regular Interests and the issuance of the
Certificates (other than the Class R-1 and Class R-2 Certificates) representing in the aggregate the entire beneficial interest of REMIC III. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the assets of REMIC I are for the benefit of the Holders from time to time of the REMIC I Regular Interests and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the REMIC I Regular Interests are for the benefit of the Holders from time to time of the REMIC II Regular Interests and the Class R-2 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the REMIC II Regular Interests are for the benefit of the Holders from time to time of the Certificates (other than the Class R-1 and Class R-2 Certificates). The Company is entering into this Agreement, and the Trustee is accepting the three separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Class I-A-1 and Junior Subordinate Certificates, have been offered for sale pursuant to a Prospectus, dated June 24, 1998, and a Prospectus Supplement, dated July 28, 1998, of the Company (together, the "Prospectus"). The Class I-A-1 and Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated July 30, 1998. The REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund created hereunder are collectively intended to be the "Trust" described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance, initial Class Notional Amount, initial Component Principal Balance, initial Component Notional Amount and Final Maturity Date for the REMIC I Regular Interests and the Class R-1 Certificates, the REMIC II Regular Interests and the Class R-2 Certificates and each Class of Certificates comprising the interests in REMIC III created hereunder:


                               REMIC I Trust Fund
                               ------------------
Class Designation
for each REMIC I
Regular Interest                Remittance   Initial Class        Final
and the Class R-1    Type of     Rate (1)    Principal          Maturity
Certificates         Interest                Balance              Date
-----------------    --------   ----------   -------------     -----------
Class Y-1            Regular     6.50%       102,153.92        August 2028
Class Y-2            Regular     7.00%       45,273.13         August 2028
Class Y-3            Regular     6.75%       35,435.38         August 2028
Class Z-1            Regular     6.50%       204,348,224.17    August 2028
Class Z-2            Regular     7.00%       90,500,989.21     August 2028
Class Z-3            Regular     6.75%       70,835,327.28     August 2028
Class W              Regular     6.75%       575,096,664.06    September 2028
Class I-X-M          Regular      (2)        ----------        September 2028
Class II-X-M         Regular      (2)        ----------        August 2028
Class III-X-M        Regular      (2)        ----------        August 2028
Class IV-X-M         Regular      (2)        ----------        August 2028
Class I-P-M          Regular      (3)        913,987.58        September 2028
Class III-P-M        Regular      (3)        70,472.89         August 2028
Class R-1+           Residual    6.750%      50.00             September 2028

* The Distribution Date in the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures.
+ The Class R-1 Certificates are entitled to receive the applicable Residual Distribution Amount and the Excess Liquidation Proceeds.
(1) Interest distributed to the REMIC I Regular Interests(other than the Class P-M Regular Interests, which shall not be entitled to receive any distributions of interest) and the Class R-1 Certificates on each Distribution Date will have accrued at the applicable per annum Remittance Rate on the Class Principal Balance outstanding following the immediately prior Distribution Date (or with respect to the first Distribution Date, as of the Closing Date).
(2) Each Class of the Class X-M Regular Interests will accrue interest on the related Class Notional Amount.
      The Class X-M Regular Interests will not be entitled to receive any distributions of principal.
(3) The Class P-M Regular Interests will not be entitled to receive any distributions of interest.

     As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The REMIC I Regular Interests will be designated regular interests in REMIC I and the Class R-1 Certificates will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions.

                                 REMIC II
                                 --------

Class Designation
for each REMIC II
Regular Interest                             Initial Class
and the Class R-2    Type of    Remittance   Principal
Certificates         Interest    Rate (1)    Balance           Final Maturity
Date
-----------------    --------   ----------   -------------
-------------------
Class I-A-1-L        (2)        (2)          91,040,159.58        September
2028
Class I-A-2-L        Regular    6.750%       23,008,034.00        September
2028
Class I-A-3-L        Regular    6.750%       45,318,064.00        September
2028
Class I-A-4-L        Regular    6.750%       10,020,496.00        September
2028
Class I-A-5-L        Regular    6.750%       41,100,508.00        September
2028
Class I-A-6-L        Regular    6.750%       28,461,668.00        September
2028
Class I-A-7-L        Regular    6.750%       21,628,593.00        September
2028
Class I-A-8-L        Regular    7.000%       75,757,606.00        September
2028
Class I-A-9-L        Regular    7.000%(3)    8,450,000.00         September
2028
Class I-A-11-L       Regular    6.750%       84,619,111.00        September
2028
Class I-A-12-L       Regular    8.100%       4,827,411.00         September
2028
Class I-A-13-L       Regular    7.000%       16,650,000.00        September
2028
Class I-A-14-L       Regular    7.000%       12,427,142.00        September
2028
Class I-A-15-L       Regular    7.000%       26,710,714.00        September
2028
Class I-A-16-L       Regular    6.750%       18,557,500.00        September
2028
Class I-A-17-L       Regular    6.750%       20,061,814.00        September
2028
Class I-A-18-L       Regular    6.750%(4)    1,923,806.00         September
2028
Class I-A-19-L       Regular    6.600%       13,275,381.00        September
2028
Class I-A-20-L       Regular    (5)          185,540.00           September
2028
Class I-A-21-L       (6)        (6)          2,066,218.00         September
2028
Class I-A-23-L       Regular    6.750%       4,000,000.00         September
2028
Class II-A-1-L       Regular    6.750%       23,754,476.00        August 2028
Class II-A-2-L       Regular    6.750%       19,369,996.00        August 2028
Class II-A-3-L       Regular    6.750%       10,900,000.00        August 2028
Class II-A-4-L       (7)        (7)          7,059,559.00         August 2028
Class II-A-5-L       Regular    6.750%       41,311,111.00        August 2028
Class II-A-6-L       Regular    6.750%       24,200,000.00        August 2028
Class II-A-7-L       Regular    7.000%       11,237,408.00        August 2028
Class II-A-8-L       Regular    7.000%       8,678,571.00         August 2028
Class II-A-9-L       Regular    6.750%       38,775,528.00        August 2028
Class II-A-11-L      Regular    7.000%       2,500,000.00         August 2028

                                       3


Class II-A-12-L      Regular    6.500%       2,500,000.00         August 2028
Class II-A-13-L      Regular    (5)          321,429.00           August 2028
Class III-A-1-L      Regular    7.000%       84,409,047.00        August 2028
Class IV-A-1-L       Regular    6.750%       66,079,688.00        August 2028
Class I-X-L          Regular    6.750%(8)    ----------           September
2028
Class II-X-L         Regular    6.500%(8)    ----------           August 2028
Class III-X-L        Regular    7.000%(8)    ----------           August 2028
Class IV-X-L         Regular    6.750%(8)    ----------           August 2028
Class III-P-L        Regular    (5)          70,472.89            August 2028
Class I-B-1-L        Regular    6.750%       12,960,233.00        September
2028
Class I-B-2-L        Regular    6.750%       5,184,093.00         September
2028
Class I-B-3-L        Regular    6.750%       2,592,046.00         September
2028
Class I-B-4-L        Regular    6.750%       2,304,041.00         September
2028
Class I-B-5-L        Regular    6.750%       1,152,020.00         September
2028
Class I-B-6-L        Regular    6.750%       1,728,035.27         September
2028
Class C-B-1-L        Regular    Variable(9)  12,073,480.00        August 2028
Class C-B-2-L        Regular    Variable(9)  5,305,014.00         August 2028
Class C-B-3-L        Regular    Variable(9)  2,743,972.00         August 2028
Class C-B-4-L        Regular    Variable(9)  2,012,246.00         August 2028
Class C-B-5-L        Regular    Variable(9)  1,097,589.00         August 2028
Class C-B-6-L        Regular    Variable(9)  1,463,455.40         August 2028
Class R-3-L          Regular    6.750%       50.00                September
2028
Class R-2+           Residual   6.750%       50.00                September
2028

* The Distribution Date in the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures.
+ The Class R-2 Certificates are entitled to receive the applicable Residual Distribution Amount.
(1) Interest distributed to the REMIC II Regular Interests and the Class R-2 Certificates (other than the Class P-L, Class I-A-20-L, Class I-A-21-L and Class II-A-4-L Regular Interests and Component I-A-1-4-L and Component I-A-1-6-L of the Class I-A-1-L Regular Interests, which will not be entitled to receive any distributions of interest) on each Distribution Date will have accrued at the applicable per annum Remittance Rate on the Class Principal Balance, Class Notional Amount, Component Principal Balance or Component Notional Amount outstanding following the immediately prior Distribution Date (or with respect to the first Distribution Date, as of the Closing Date).
(2) For purposes of calculating distributions, Class I-A-1-L will be comprised of five Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:

                                      Initial Component
             Designation              Principal Balance    Remittance Rate
             -----------              -----------------    ---------------
             Component I-A-1-2-L      41,411,326.00           6.750% (A)
             Component I-A-1-3-L      43,500,000.00           7.000% (B)
             Component I-A-1-4-L      5,214,846.00            (C)
             Component I-A-1-5-L      ------------            6.750% (D)
             Component I-A-1-6-L      913,987.58              (C)

     Each of the Components listed here will be a regular interest in REMIC
II.

     (A) On each Distribution Date on or before the Component I-A-1-2 Accretion Termination Date, an amount equal to the Component I-A-1-2 Accrual Amount will be added to the Component I-A-1-2-L Principal Balance, and such amount will be distributed as principal to certain Group I-A-L Regular Interests as set forth herein and will not be distributed as interest to Component I-A-1-2-L.
     (B) On each Distribution Date on or before the Component I-A-1-3 Accretion Termination Date, an amount equal to the Component I-A-1-3 Accrual Amount will be added to the Component I-A-1-3-L Principal Balance, and such amount will be distributed as principal to certain Group I-A-

             L Regular Interests as set forth herein and will not be distributed as interest to Component I-A-1-3-L.
     (C) Component I-A-1-4-L and Component I-A-1-6-L will not be entitled to receive any distributions of interest.
     (D) Component I-A-1-5-L will accrue interest on the Component I-A-1-5 Notional Amount.

(3) On each Distribution Date on or before the Class I-A-9 Accretion Termination Date, an amount equal to the Class I-A-9 Accrual Amount will be added to the Class I-A-9-L Principal Balance, and such amount will be distributed as principal to certain Classes of Group I-A-L
       Regular Interests and will not be distributed as interest to the Class I-A-9-L Regular Interests.
(4) On each Distribution Date on or before the Class I-A-18 Accretion Termination Date, an amount equal to the Class I-A-18 Accrual Amount will be added to the Class I-A-18-L Principal Balance, and such amount will be distributed as principal to certain Classes of Group I-A-L Regular Interests and will not be distributed as interest to the Class I-A-18-L Regular Interests.
(5) The Class III-P-L, Class I-A-20-L and Class II-A-13-L Regular Interests will not be entitled to receive any distributions of interest.
(6) For purposes of calculating distributions, Class I-A-21-L will be comprised of two Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:

                                  Initial Component
          Designation             Principal Balance        Remittance Rate
          -----------             -----------------        ---------------
          Component I-A-21-1-L         989,286.00                 (A)
          Component I-A-21-2-L       1,076,932.00                 (A)

     Each of the Components listed here will be a regular interest in REMIC II.

          (A) Component I-A-21-1-L and Component I-A-21-2-L will not be entitled to receive any distributions of interest.

(7) For purposes of calculating distributions, Class II-A-4-L will be comprised of two Components having the designations, initial
     Component Principal Balances and Remittance Rates set forth below:


                                  Initial Component
          Designation             Principal Balance        Remittance Rate
          -----------             -----------------        ---------------
          Component II-A-4-1-L     1,588,889.00                  (A)
          Component II-A-4-2-L     5,470,670.00                  (A)

     Each of the Components listed here will be a regular interest in REMIC II.

     (A) Component II-A-4-1-L and Component II-A-4-2-L will not be entitled to receive any distributions of interest.

(8) Each of the Class X-L Regular Interests will accrue interest on their related Class Notional Amount. The Class X-L Regular Interests will not be entitled to receive any distributions of principal.
(9) The Remittance Rate on the Group C-B-L Regular Interests shall equal, on any Distribution Date, the average of the Remittance Rates on the Class Y-2, Class Y-3 and Class Y-4 Regular Interests, with such average weighted on the basis of their respective Class Principal Balances.


     As provided herein, with respect to REMIC II, the Company will cause an election to be made on behalf of REMIC II to be treated for federal income tax purposes as a REMIC. The REMIC II Regular Interests will be designated regular interests in REMIC II and the Class R-2 Certificates will be designated the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions.

                           REMIC III


Class Designation
for each of the
Certificates (other
than the Class R-1                           Initial Class
and Class R-2        Type of    Remittance   Principal
Certificates         Interest   Rate (1)     Balance           Final Maturity
Date
-----------------    --------   ----------   -------------
--------------------
Class I-A-1          (2)        (2)           91,040,159.58     September 2028
Class I-A-2           Regular    6.400%       23,008,034.00     September 2028
Class I-A-3           Regular    6.400%       45,318,064.00     September 2028
Class I-A-4           Regular    6.400%       10,020,496.00     September 2028
Class I-A-5           Regular    6.400%       41,100,508.00     September 2028
Class I-A-6           Regular    6.400%       28,461,668.00     September 2028
Class I-A-7           Regular    6.165%       21,628,593.00     September 2028
Class I-A-8           Regular    6.700%       75,757,606.00     September 2028
Class I-A-9           Regular    7.000% (3)    8,450,000.00     September 2028
Class I-A-10          Regular    6.750% (4)   -------------     September 2028
Class I-A-11          Regular    6.750%       84,619,111.00     September 2028
Class I-A-12          Regular    8.100%        4,827,411.00     September 2028
Class I-A-13          Regular    7.000%       16,650,000.00     September 2028
Class I-A-14          Regular    7.000%       12,427,142.00     September 2028
Class I-A-15          Regular    7.000%       26,710,714.00     September 2028
Class I-A-16          Regular    6.750%       18,557,500.00     September 2028
Class I-A-17          Regular    6.4000%      20,061,814.00     September 2028
Class I-A-18          Regular    6.750% (5)    1,923,806.00     September 2028
Class I-A-19          Regular    6.600%       13,275,381.00     September 2028
Class I-A-20          Regular   (6)              185,540.00     September 2028
Class I-A-21          (7)       (7)            2,066,218.00     September 2028
Class I-A-22          Regular    6.750% (8)   -------------     September 2028
Class I-A-23          Regular    6.750%        4,000,000.00     September 2028
Class I-A-24          Regular    7.000% (9)   -------------     September 2028
Class II-A-1          Regular    6.750%       23,754,476.00     August 2028
Class II-A-2          Regular    6.750%       19,369,996.00     August 2028
Class II-A-3          Regular    6.750%       10,900,000.00     August 2028
Class II-A-4          (10)       (10)          7,059,559.00     August 2028
Class II-A-5          Regular    6.750%       41,311,111.00     August 2028
Class II-A-6          Regular    6.750%       24,200,000.00     August 2028
Class II-A-7          Regular    7.000%       11,237,408.00     August 2028
Class II-A-8          Regular    7.000%        8,678,571.00     August 2028
Class II-A-9          Regular    6.450%       38,775,528.00     August 2028

Class II-A-10         Regular    6.750%       -------------     August 2028
Class II-A-11         Regular    7.000%        2,500,000.00     August 2028
Class II-A-12         Regular    6.500%        2,500,000.00     August 2028
Class II-A-13         Regular    (6)             321,429.00     August 2028

                                       6


Class III-A-1         Regular    7.000%       84,409,047.00     August 2028
Class IV-A-1          Regular    6.750%       66,079,688.00     August 2028
Class I-X             Regular    6.750% (12)  -------------     September 2028
Class II-X            Regular    6.500% (12)  -------------     August 2028
Class III-X           Regular    7.000% (12)  -------------     August 2028
Class IV-X            Regular    6.750% (12)  -------------     August 2028
Class III-P           Regular   (6)               70,472.89     August 2028
Class I-B-1           Regular    6.750%       12,960,233.00     September 2028
Class I-B-2           Regular    6.750%        5,184,093.00     September 2028
Class I-B-3           Regular    6.750%        2,592,046.00     September 2028
Class I-B-4           Regular    6.750%        2,304,041.00     September 2028
Class I-B-5           Regular    6.750%        1,152,020.00     September 2028
Class I-B-6           Regular    6.750%        1,728,035.27     September 2028
Class C-B-1           Regular    Variable(13) 12,073,480.00     August 2028
Class C-B-2           Regular    Variable(13)  5,305,014.00     August 2028
Class C-B-3           Regular    Variable(13)  2,743,972.00     August 2028
Class C-B-4           Regular    Variable(13)  2,012,246.00     August 2028
Class C-B-5           Regular    Variable(13)  1,097,589.00     August 2028
Class C-B-6           Regular    Variable(13)  1,463,455.40     August 2028
Class R-3+                       6.750%               50.00     September 2028


* The Distribution Date in the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures.
+ The Class R-3 Certificates are entitled to receive the applicable Residual Distribution Amount.
(1) Interest distributed to the Certificates (other than the Class P, Class I-A-20, Class I-A-21 and Class II-A-4 Certificates and Component I-A-4 and Component I-A-1-6 of the Class I-A-1 Certificates, which will not be entitled to receive any distributions of interest) on each Distribution Date will have accrued at the applicable per annum Remittance Rate on the Class Principal Balance, Class Notional Amount, Component Principal Balance or Component Notional Amount outstanding following the immediately prior Distribution Date (or with respect to the first Distribution Date, as of the Closing Date).
(2) For purposes of calculating distributions, the Class I-A-1 Certificates will be comprised of six Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:



                                  Initial Component
          Designation             Principal Balance        Remittance Rate
          -----------             -----------------        ---------------
           Component I-A-1-1      -------------               6.750% (A)
           Component I-A-1-2      41,411,326.00               6.400% (B)
           Component I-A-1-3      43,500,000.00               7.000% (C)
           Component I-A-1-4       5,214,846.00                      (D)
           Component I-A-1-5       ------------               6.750% (E)
           Component I-A-1-6         913,987.58                      (D)


     Each of the Components listed here will be a regular interest in REMIC II.

     (A) Component I-A-1-1 will accrue interest on the Component I-A-1-1 Notional Amount. Component I-A-1-1 will not be entitled to receive any distributions of principal.
     (B) On each Distribution Date on or before the Component I-A-1-2 Accretion Termination Date, an amount equal to the Component I-A-1-2 Accrual Amount will be added to the Component I-A-1-2 Principal Balance, and such amount will be distributed as principal to certain Group I-A Certificates as set forth herein and will not be distributed as interest to Component I-A-1-2.
     (C) On each Distribution Date on or before the Component I-A-1-3 Accretion Termination Date, an amount equal to the Component I-A-1-3 Accrual Amount will be added to the Component I-A-1-3 Principal Balance, and such amount will be distributed as principal to certain Group I-A Certificates as set forth herein and will not be distributed as interest to Component I-A-1-3.
     (D) Component I-A-1-4 and Component I-A-1-6 will not be entitled to receive any distributions of interest.

       (E) Component I-A-1-5 will accrue interest on the Component I-A-1-5 Notional Amount.

(3) On each Distribution Date on or before the Class I-A-9 Accretion Termination Date, an amount equal to the Class I-A-9 Accrual Amount will be added to the Class I-A-9 Principal Balance, and such amount will be distributed as principal to certain Classes of Group I-A Certificates and will not be distributed as interest to the Class I-A-9 Certificates.
(4) The Class I-A-10 Certificates will accrue interest on the Class I-A-10 Notional Amount. The Class I-A-10 Certificates will not be entitled to receive distributions of principal.
(5) On each Distribution Date on or before the Class I-A-18 Accretion Termination Date, an amount equal to the Class I-A-18 Accrual Amount will be added to the Class I-A-18 Principal Balance, and such amount will be distributed as principal to certain Classes of Group I-A Certificates and will not be distributed as interest to the Class I-A-18 Certificates.
(6) The Class III-P, Class I-A-20 and Class II-A-13 Certificates will not be entitled to receive any distributions of interest.
(7) For purposes of calculating distributions, the Class I-A-21 Certificates will be comprised of two Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:


                                  Initial Component
          Designation             Principal Balance        Remittance Rate
          -----------             -----------------        ---------------
           Component I-A-21-1        989,286.00                 (A)
           Component I-A-21-2      1,076,932.00                 (A)


     Each of the Components listed here will be a regular interest in REMIC III.

     (A) Component I-A-21-1 and Component I-A-21-2 will not be entitled to receive any distribution of interest.

(8) The Class I-A-22 Certificates will accrue interest on the Class I-A-22 Notional Amount. The Class I-A-22 Certificates will not be entitled to receive distributions of principal.
(9) The Class I-A-24 Certificates will accrue interest on the Class I-A-24 Notional Amount. The Class I-A-24 Certificates will not be entitled to receive distributions of principal.
(10) For purposes of calculating distributions, the Class II-A-4 Certificates will be comprised of two Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:


                                  Initial Component
          Designation             Principal Balance        Remittance Rate
          -----------             -----------------        ---------------
           Component I-A-4-1       1,588,889.00                  (A)
           Component I-A-4-2       5,470,670.00                  (A)


     Each of the Components listed here will be a regular interest in REMIC III.

     (A) Component II-A-4-1 and Component II-A-4-2 will not be entitled to receive any distributions of interest.

(11) The Class II-A-10 Certificates will accrue interest on the Class II-A-10 Notional Amount. The Class II-A-10 Certificates will not be entitled to receive distributions of principal.
(12) Each of the Class X Certificates will accrue interest on their related Class Notional Amount. The Class X Certificates will not be entitled to receive any distributions of principal.
(13) The Remittance Rate on each Class of the Group C-B Certificates shall equal the Remittance Rate on the Corresponding Class of Group C-B-L Regular Interests.

     As provided herein, with respect to REMIC III, the Company will cause an election to be made on behalf of REMIC III to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class I-A-1, Class I-A-21, Class II-A-4, Class R-1, Class R-2 and Class R-3 Certificates) and the Components of the Class I-A-1, Class I-A-21 and Class II-A-4 Certificates will be designated regular interests in REMIC III and the Class R-3 Certificates will be designated the sole class of residual interest in REMIC III, for purposes of the REMIC Provisions. As of the

Cut-Off Date, the Mortgage Loans  have  an aggregate  Principal
Balance of $941,948,526 and the Certificates have an Aggregate
Certificate Principal Balance of $941,873,426.



                         W I T N E S S E T H :
                         ---------------------

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid
Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to (i) create a trust ("REMIC I") to hold the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in REMIC I and in order to do so is selling the REMIC I Regular Interests issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to (i) create a trust ("REMIC II") to hold the REMIC I Regular Interests and
(ii) sell undivided beneficial ownership interests in REMIC II and in order to do so is selling the REMIC II Regular Interests issued hereunder as hereinafter provided; and

     WHEREAS, the Company has been duly authorized to (i) create a trust ("REMIC III") to hold the REMIC II Regular Interests and
(ii) sell undivided beneficial ownership interests in REMIC III and in order to do so is selling the Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:

                            ARTICLE I

     Section 1.01.  Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Directed Classes: The Class I-A-7, Class I-A-8 and
     --------------------------
Class  I-A-15  Certificates, as applicable, and the Corresponding
Classes.

     Accretion   Directed  Components:  Component   I-A-1-3   and
     --------------------------------
Component   I-A-21-1,  as  applicable,  and   the   Corresponding
Components.

     Aggregate Certificate Principal Balance: At any given  time,
     ---------------------------------------
the sum of the then current Class Principal Balances of the Certificates.

     Appraised  Value: The amount set forth in an appraisal  made
     ----------------
by or for the mortgage originator in connection with its origination of each Mortgage Loan, or with respect to certain
Mortgage Loans originated to refinance mortgage debt, the appraisal made by or for the mortgage originator in connection with the origination of such mortgage debt.

     Assignment   of  Proprietary  Lease:  With  respect   to   a
     -----------------------------------
Cooperative  Loan,  the  assignment or mortgage  of  the  related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Authenticating Agent: Any authenticating agent appointed  by
     --------------------
the Trustee pursuant to Section 8.11.

     Authorized  Denomination: With respect to  the  Certificates
     ------------------------
(other than the Class I-A-10, Class I-A-13, Class I-A-14, Class I-A-22, Class I-A-24, Class II-A-7, Class II-A-8, Class II-A-10, Class II-A-11, Class II-A-12, Class X and Residual Certificates), an initial Certificate Principal Balance equal to $25,000 and multiples of $1 in excess thereof. With respect to the Class I-A-13, Class I-A-14, Class II-A-7, Class II-A-8, Class II-A-11 and Class II-A-12 Certificates, an initial Certificate Principal Balance equal to $1,000 and multiples of $1 in excess thereof. With respect to the Class X, Class I-A-10, Class I-A-22, Class I-A-24 and Class II-A-10 Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount. With respect to each Class of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

     Balloon  Loan: Any Mortgage Loan which, by its  terms,  does
     -------------
not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the monthly payments due thereunder.

     Bankruptcy Coverage: The Group I Bankruptcy Coverage  and/or
     -------------------
the Combined Bankruptcy Coverage, as applicable.

     Bankruptcy  Coverage Initial Amount: With  respect  to  Loan
     -----------------------------------
Group  I, $174,099 and with respect to Loan Group II, Loan  Group
III and Loan Group IV, $133,374.

     Bankruptcy  Loss: A loss on a Mortgage Loan arising  out  of
     ----------------
(i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss", including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy
Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     Beneficial Holder: A Person holding a beneficial interest in
     -----------------
any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     Book-Entry  Certificates: The Class A, Class X and  Class  P
     ------------------------
Certificates (except the Class I-A-23 Certificates), beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     Business Day: Any day other than a Saturday, a Sunday, or  a
     ------------
day  on  which banking institutions in Chicago, Illinois  or  New
York, New York are authorized or obligated by law or executive order to be closed.

     Buydown  Agreement:  An agreement between  a  Person  and  a
     ------------------
Mortgagor  pursuant to which such Person has provided  a  Buydown
Fund.

     Buydown  Fund:  A  fund  provided by  the  originator  of  a
     -------------
Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     Buydown Fund Account: A separate account or accounts created
     --------------------
and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     Buydown  Loan:  A  Mortgage  Loan  for  which  the  Mortgage
     -------------
Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     Certificate:  Any one of the Group I, Group II,  Group  III,
     -----------
Group IV, Group C-B or Residual Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A, B and C hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibits A and B as though set forth at the end of such Exhibits.

     Certificate Account: The separate trust account created  and
     -------------------
maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account in respect of the Mortgage Loans in each of the Loan Groups and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05, Section 4.01, Section
4.04 and Section 4.06.

     Certificateholder   or   Holder:   With   respect   to   the
     -------------------------------
Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. With respect to the REMIC I Regular Interests, the owner of the REMIC I Regular Interests, which as of the Closing Date shall be the Trustee. With respect to the REMIC II Regular Interests, the owner of the REMIC II Regular Interests, which as of the Closing Date shall be the Trustee.

     Certificate Group:  Any of the Group I, Group II, Group III,
     -----------------
Group IV and Group C-B Certificates.

     Certificate Principal Balance: For each Certificate  of  any
     -----------------------------
Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     Certificate Register and Certificate Registrar: The register
     ----------------------------------------------
maintained and the registrar appointed, respectively, pursuant to
Section 5.03.

     Class:  All  REMIC  I Regular Interests  or  the  Class  R-1
     -----
Certificates having the same priority and rights to payments on the Mortgage Loans from the REMIC I Available Distribution Amount, all REMIC II Regular Interests or the Class R-2 Certificates having the same priority and rights to payments on the REMIC I Regular Interests from the REMIC II Available Distribution Amount and all Certificates (other than the Class R-1 and Class R-2 Certificates) having the same priority and rights to payments on the REMIC II Regular Interests from the REMIC III Available Distribution Amount, as applicable, which Certificates, REMIC I Regular Interests and REMIC II Regular Interests, as applicable, shall be designated as a separate Class, and which, in the case of the Certificates, shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A, B and C. Each Class of REMIC I Regular Interests and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of

"REMIC I Distribution Amount" only to the extent of the REMIC I Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC I Distribution Amount", each Class of REMIC II Regular Interests and the Class R-2 Certificates shall be entitled to receive the amounts  allocated  to such Class pursuant to the  definition  of "REMIC II Distribution Amount"
only to the extent of the REMIC II Available   Distribution
Amount  for  such   Distribution   Date remaining after
distributions in accordance with prior clauses of the  definition
of "REMIC II Distribution Amount", and each Class of   Certificates
(other  than  the  Class  R-1  and  Class  R-2 Certificates)
shall be entitled to receive the amounts  allocated to such Class
pursuant  to  the  definition  of  "REMIC   III Distribution  Amount"
only  to  the  extent  of  the  REMIC  III Available   Distribution
Amount  for  such   Distribution   Date remaining after distributions
in accordance with prior clauses of the definition of "REMIC III Distribution Amount."

     Class A Certificates: The Group I-A, Group II-A, Class III-A-
     --------------------
1 and Class IV-A-1 Certificates.

     Class  A-L Regular Interests: The Group I-A-L, Group II-A-L,
     ----------------------------
Class III-A-1-L and Class IV-A-1-L Regular Interests.

     Class   B   Certificates:  The  Group  I-B  and  Group   C-B
     ------------------------
Certificates.

     Class B-L Regular Interests: The Group I-B-L and Group C-B-L
     ---------------------------
Regular Interests.

     Class  C-B-1  Certificates: The Certificates  designated  as
     --------------------------
"Class C-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-1.

     Class  C-B-1-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as specified herein.

     Class  C-B-2  Certificates: The Certificates  designated  as
     --------------------------
"Class C-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-2.

     Class  C-B-2-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as specified herein.

     Class  C-B-3  Certificates: The Certificates  designated  as
     --------------------------
"Class C-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-3.

     Class  C-B-3-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as specified herein.

     Class  C-B-4  Certificates: The Certificates  designated  as

     --------------------------
"Class C-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-4.

     Class  C-B-4-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as specified herein.

     Class  C-B-5  Certificates: The Certificates  designated  as
     --------------------------
"Class C-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-5.

     Class  C-B-5-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as specified herein.

     Class  C-B-6  Certificates: The Certificates  designated  as
     --------------------------
"Class C-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-6.

     Class  C-B-6-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as specified herein.

     Class P Certificates: The Class III-P Certificates.
     --------------------

     Class  P-L  Regular  Interests: The  Class  III-P-L  Regular
     ------------------------------
Interests.

     Class P-M Regular Interests: The Class I-P-M and Class III-P-
     ---------------------------
M Regular Interests.

     Class P Fraction: Any of the I-PO Fraction or the Class III-
     ----------------
P Fraction, as applicable.

     Class P Mortgage Loan: Any of the I-PO Mortgage Loans or the
     ---------------------
Class III-P Mortgage Loans.

     Class X Certificates: The Class I-X, Class II-X, Class III-X
     --------------------
and Class IV-X Certificates.

     Class  X-L Regular Interests: The Class I-X-L, Class II-X-L,
     ----------------------------
Class III-X-L and Class IV-X-L Regular Interests.

     Class  X-M Regular Interests: The Class I-X-M, Class II-X-M,
     ----------------------------
Class III-X-M and Class IV-X-M Regular Interests.

     Class  I-A-1  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-1.

     Class  I-A-1-L Regular Interests: The uncertificated partial
     --------------------------------
undivided beneficial ownership interest in REMIC II which is comprised of REMIC II Regular Interests as specified in the Preliminary Statement and is entitled to distributions as set forth herein.

     Class  I-A-2  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-2.

     Class  I-A-2-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-3  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-3" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-3.

     Class  I-A-3-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-4  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-4" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-4.

     Class  I-A-4-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-5  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-5" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-5.

     Class  I-A-5-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-6  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-6" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-6.

     Class  I-A-6-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-7  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-7" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-7.

     Class  I-A-7-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-8  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-8" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-8.

     Class  I-A-8-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-9 Accretion Termination Date: The earlier to occur
     --------------------------------------
of  (i)  the Distribution Date on which the Class I-A-8 Principal
Balance,  the  Segment T Principal Balance and Component  I-A-1-

3 Principal Balance have each been reduced to zero and (ii) the Group I Credit Support Depletion Date.

     Class  I-A-9  Accrual Amount: On any Distribution  Date,  an
     ----------------------------
amount equal to the amount allocable to the Class I-A-9-L Regular Interests on such Distribution Date pursuant to the definition of "Interest Distribution Amount", without regard to the proviso at the end of the first sentence of such definition.
Notwithstanding the foregoing, for any Distribution Date after the Class I-A-9 Accretion Termination Date, the Class I-A-9 Accrual Amount shall be zero.

     Class  I-A-9  Certificates: The Certificates  designated  as
     --------------------------
"Class I-A-9" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-9.

     Class  I-A-9-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-10  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-10" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-10.

     Class  I-A-10  Notional Amount: For any  Distribution  Date,
     ------------------------------
67.5177474082% of the product of (X) the sum of (i) the aggregate Class Principal Balance of the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6 and Class I-A-7 Certificates and
(ii) the Component I-A-1-2 Principal Balance, in each case immediately prior to such Distribution Date and (Y) 35/675.

     Class  I-A-11  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-11" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-11.

     Class  I-A-11-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-12  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-12" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-12.

     Class  I-A-12-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-13  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-13" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-13.

     Class  I-A-13-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-14  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-14" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-14.

     Class  I-A-14-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-15  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-15" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-15.

     Class  I-A-15-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-16  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-16" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-16.

     Class  I-A-16-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-17  Certificates: The Certificates designated  as

     ---------------------------
"Class I-A-17" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-17.

     Class  I-A-17-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-18  Accretion Termination Date:  The  earlier  to
     -----------------------------------------
occur of (i) the Distribution Date on which the Class I-A-15 Principal Balance and the Component I-A-21-1 Principal Balance have each been reduced to zero and (ii) the Group I Credit Support Depletion Date.

     Class  I-A-18 Accrual Amount: On any Distribution  Date,  an
     ----------------------------
amount equal to the amount allocable to the Class I-A-18-L Regular Interests on such Distribution Date pursuant to the definition of "Interest Distribution Amount", without regard to the proviso at the end of the first sentence of such definition. Notwithstanding the foregoing, for any Distribution Date after the Class I-A-18 Accretion Termination Date, the Class I-A-18 Accrual Amount shall be zero.

     Class  I-A-18  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-18" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-18.

     Class  I-A-18-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-19  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-19" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-19.

     Class  I-A-19-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-20  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-20" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-20.

     Class  I-A-20-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-21  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-21" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-21.

     Class I-A-21-L Regular Interests: The uncertificated partial
     --------------------------------
undivided beneficial ownership interest in REMIC II which is comprised of REMIC II Regular Interests as set forth in the Preliminary Statement and is entitled to distributions as set forth herein.

     Class  I-A-22  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-22" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-22.

     Class I-A-22 Notional Amount: For any Distribution Date, the
     ----------------------------
sum of (i) the Class I-A-17 Principal Balance multiplied by 35/675 and (ii) the Class I-A-7 Principal Balance multiplied by
23.5/675.

     Class  I-A-23  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-23" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-23.

     Class  I-A-23-L Regular Interest: The uncertificated partial

     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-A-24  Certificates: The Certificates designated  as
     ---------------------------
"Class I-A-24" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-24.

     Class I-A-24 Notional Amount: For any Distribution Date, the
     ----------------------------
Class I-A-8 Principal Balance multiplied by 30/675.

     Class  I-B-1  Certificates: The Certificates  designated  as
     --------------------------
"Class I-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-1.

     Class  I-B-1-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-B-2  Certificates: The Certificates  designated  as
     --------------------------
"Class I-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-2.

     Class  I-B-2-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-B-3  Certificates: The Certificates  designated  as
     --------------------------
"Class I-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-3.

     Class  I-B-3-L Regular Interest: The uncertificated  partial
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-B-4  Certificates: The Certificates  designated  as
     --------------------------
"Class I-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-4.

     Class  I-B-4-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-B-5  Certificates: The Certificates  designated  as
     --------------------------
"Class I-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-5.

     Class  I-B-5-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-B-6  Certificates: The Certificates  designated  as
     --------------------------
"Class I-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-6.

     Class  I-B-6-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-P-M  Regular  Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class  I-X  Certificates:  The  Certificates  designated  as
     ------------------------
"Class I-X" on the face thereof in substantially the form attached hereto as Exhibit A-I-X.

     Class  I-X-L  Regular  Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  I-X-M  Regular  Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-X Notional Amount:  With respect to any Distribution
     -------------------------
Date, 8.4500000005% of the product
of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution
Date, as of the Cut-Off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     Class  II-A-1  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-1.

     Class  II-A-1-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-2  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-2.

     Class  II-A-2-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-3  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-3" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-3.

     Class  II-A-3-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-4  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-4" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-4.

     Class II-A-4-L Regular Interests: The uncertificated partial
     --------------------------------
undivided beneficial ownership interest in REMIC II which is comprised of REMIC II Regular Interests as set forth in the Preliminary Statement and is entitled to distributions as set forth herein.

     Class  II-A-5  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-5" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-5.

     Class  II-A-5-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-6  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-6" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-6.

     Class  II-A-6-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-7  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-7" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-7.

     Class  II-A-7-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-8  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-8" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-8.

     Class  II-A-8-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-9  Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-9" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-9.

     Class  II-A-9-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-10 Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-10" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-10.

     Class  II-A-10  Notional Amount: For any Distribution  Date,
     -------------------------------
the Class II-A-9 Principal Balance multiplied by 30/675.

     Class  II-A-11 Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-11" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-11.

     Class II-A-11-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-12 Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-12" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-12.

     Class II-A-12-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-A-13 Certificates: The Certificates designated  as
     ---------------------------
"Class II-A-13" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-13.

     Class II-A-13-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-X  Certificates:  The Certificates  designated  as
     -------------------------
"Class II-X" on the face thereof in substantially the form attached hereto as Exhibit A-II-X.

     Class  II-X-L  Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  II-X-M  Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-X Notional Amount: With respect to any Distribution
     --------------------------
Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group II Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.500%.

     Class  III-A-1 Certificates: The Certificates designated  as
     ---------------------------
"Class III-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-1.

     Class III-A-1-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  III-P  Certificates: The Certificates  designated  as
     --------------------------
"Class III-P" on the face thereof in substantially the form attached hereto as Exhibit A-III-P.

     Class III-P Fraction: For each Class III-P Mortgage Loan,  a
     --------------------
fraction,  the numerator of which is 7.000% less the Pass-Through
Rate on such Class III-P Mortgage Loan and the denominator of which is 7.000%.

     Class  III-P Mortgage Loan: Any Group III Loan with a  Pass-
     --------------------------
Through Rate of less than 7.000% per annum.

     Class  III-P-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  III-P-M Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class  III-X  Certificates: The Certificates  designated  as
     --------------------------
"Class III-X" on the face thereof in substantially the form attached hereto as Exhibit A-III-X.

     Class  III-X-L Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  III-X-M Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   III-X   Notional  Amount:  With   respect   to   any
     --------------------------------
Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group III Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group III Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     Class  IV-A-1  Certificates: The Certificates designated  as
     ---------------------------
"Class IV-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-IV-A-1.

     Class  IV-A-1-L Regular Interest: The uncertificated partial
     --------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  IV-X  Certificates:  The Certificates  designated  as
     -------------------------
"Class IV-X" on the face thereof in substantially the form attached hereto as Exhibit A-IV-X.

     Class  IV-X-L  Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC  II   which
constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class  IV-X-M  Regular Interest: The uncertificated  partial
     -------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class IV-X Notional Amount: With respect to any Distribution
     --------------------------
Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group IV Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group IV Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     Class Notional Amount:  With respect to any of the Class I-A-

     ---------------------
10, Class I-A-22, Class I-A-24, Class II-A-10 and Class X Certificates and the Class X-L and Class X-M Regular Interests, the related notional amount for any such Class, as specified herein (i.e. the "Class Notional Amount" for the Class I-X
Certificates,  the  Class  I-X-L  and  the  Class  I-X-M  Regular
Interests is the Class I-X Notional Amount and the "Class Notional Amount" for the Class I-A-10 Certificates is the Class I-A-10 Notional Amount).

     Class  Principal Balance: For any Class of Certificates  and
     ------------------------
for  any Class of Regular Interests (other than the Class  I-A-1,
Class   I-A-21   and   Class   II-A-4  Certificates   and   their
Corresponding Classes), the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders or the
Holders of the Regular Interests from principal payments on the Mortgage Loans, the REMIC I Regular Interests or the REMIC II Regular Interests, as applicable, as reduced from time to time by
(x) distributions of principal to Certificateholders or the Holders of the Regular Interests of such Class (including, with respect to the Accretion Directed Classes and the Segment T Group, the portions of the Class I-A-9 Accrual Amount, the Class I-A-18 Accrual Amount, the Component I-A-1-2 Accrual Amount and the Component I-A-1-3 Accrual Amount distributed to such Classes of Certificates and Regular Interests) and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates and Regular Interests pursuant to the definition of
"Realized   Loss"  shall  be  deemed  effective  prior   to   the
determination  and  distribution  of  principal  on  such   Class
pursuant to the definition of "REMIC I Distribution Amount", "REMIC II Distribution Amount" and "REMIC III Distribution Amount". In addition to the foregoing, (i) on each Distribution Date on or before the Class I-A-9 Accretion Termination Date, the Class I-A-9-L and Class I-A-9 Principal Balance will be increased by the Class I-A-9 Accrual Amount for such Distribution Date and
(ii) on each Distribution Date on or before the Class I-A-18 Accretion Termination Date, the Class I-A-18-L and Class I-A-18 Principal Balance will be increased by the Class I-A-18 Accrual Amount for such Distribution Date. Notwithstanding the foregoing,
any  amounts  distributed  in  respect  of  losses  pursuant   to
paragraphs (I)(a)(vi) or (I)(e)(ii) of the definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Component I-A-1-6-L Principal Balance (or its Corresponding Component) or the Class III-P-L Principal Balances (or its Corresponding Class). The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance", the Class Principal Balance for the Class I-A-1-L Regular Interests shall be referred to as the "Class I-A-1-L Principal Balance" and so on. The Class Principal Balance for the Class X-L Regular Interests and their Corresponding Classes shall be zero. The Class Principal Balance for the Class I-A-10, Class I-A-22, Class I-A-24 and Class II-A-10 Certificates and their Corresponding Classes shall be zero. The Class I-A-1-L, Class I-A-21-L and Class II-A-4-L Principal Balances shall equal the sum of the Component Principal Balances of the Components thereof and likewise for the Corresponding Classes.

     Class  R-1  Certificates:  The  Certificates  designated  as
     ------------------------
"Class R-1" on the face thereof in substantially the form attached hereto as Exhibit C, which have been designated as the single class of "residual interest" in REMIC I pursuant to
Section 2.01.

     Class  R-2  Certificates:  The  Certificates  designated  as
     ------------------------
"Class R-2" on the face thereof in substantially the form attached hereto as Exhibit C, which have been designated as the single class of "residual interest" in REMIC II pursuant to
Section 2.05.

     Class  R-3  Certificates:  The  Certificates  designated  as
     ------------------------
"Class R-3" on the face thereof in substantially the form attached hereto as Exhibit B, which have been designated as the single class of "residual interest" in REMIC III pursuant to
Section 2.07.

     Class R-3-L: The uncertificated partial undivided beneficial
     -----------
ownership  interest  in  REMIC II which constitutes  a  REMIC  II
Regular Interest and is entitled to distributions as set forth herein.

     Class   W   Regular  Interest:  The  uncertificated  partial
     -----------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class  Y  Regular Interests: The Class Y-1,  Class  Y-2  and
     ---------------------------
Class Y-3 Regular Interests.

     Class  Y-1  Regular  Interest:  The  uncertificated  partial
     -----------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   Y-1   Principal  Distribution   Amount:    For   any
     ----------------------------------------------
Distribution Date, the excess, if any, of the Class Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interests on such Distribution Date.

     Class  Y-2  Regular  Interest:  The  uncertificated  partial
     -----------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   Y-2   Principal  Distribution   Amount:    For   any
     ----------------------------------------------
Distribution Date, the excess, if any, of the Class Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interests on such Distribution Date.

     Class  Y-3  Regular  Interest:  The  uncertificated  partial
     -----------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   Y-3   Principal  Distribution   Amount:    For   any
     ----------------------------------------------
Distribution Date, the excess, if any, of the Class Y-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interests on such Distribution Date.

     Class  Y  Principal Reduction Amounts:  For any Distribution
     -------------------------------------
Date, the amounts by which the Class Principal Balances of the Class Y-1, Class Y-2 and Class Y-3 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

      For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PIIB =    the Group C-B Component Balance for Loan Group II after
the allocation of Realized Losses and distributions of principal on such Distribution Date.

PIIIB  =    the  Group C-B Component Balance for Loan  Group  III
after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PIVB =    the Group C-B Component Balance for Loan Group IV after
the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =  the Remittance Rate on the Group C-B-L Regular Interests =
(6.5%PIIB + 7%PIIIB + 6.75%PIVB)/(PIIB + PIIIB + PIVB)

R1 = the weighted average of the Remittance Rates on the Group II-L and Group IV-L Regular Interests (other than the Class II-X-L and Class IV-X-L Regular Interests)
     = (6.5% (P1 - DP1) + 6.75% (P3 - DP3))/(P1 - DP1 + P3 - DP3)

R2 = the weighted average of the Remittance Rates on the Group
III-L and Group IV-L Regular Interests (other than the Class III-
X-L, Class IV-X-L and Class III-P-L Regular Interests) = (7%
(P2 - DP2) + 6.75% (P3 - DP3))/(P2 - DP2 + P3 - DP3)

r1 = the weighted average of the Class Y-1 and Class Y-3
Remittance Rates
     = (6.5% Y1 + 6.75% Y3)/(Y1 + Y3)

r2 = the weighted average of the Class Y-2 and Class Y-3
Remittance Rates
     = (7% Y2 + 6.75% Y3)/(Y2 + Y3)

Y1 = the principal balance of the Class Y-1 Regular
     Interests after distributions on the prior Distribution
     Date.

Y2 = the principal balance of the Class Y-2 Regular
     Interests after distributions on the prior Distribution
     Date.

Y3 = the principal balance of the Class Y-3 Regular
     Interests after distributions on the prior Distribution
     Date.

DY1 = the Class Y-1 Principal Reduction Amount.

DY2 = the Class Y-2 Principal Reduction Amount.

DY3 = the Class Y-3 Principal Reduction Amount.

P1 = the aggregate principal balance of the Class Y-1 and Class Z-1 Regular Interests after distributions on the prior
     Distribution Date.

P2 = the aggregate principal balance of the Class Y-2 and Class Z-2 Regular Interests after distributions on the prior
     Distribution Date.

P3 = the aggregate principal balance of the Class Y-3 and Class Z-3 Regular Interests after distributions on the prior
     Distribution Date.

DP1 = the aggregate of the Class Y-1 and Class Z-1 Principal
      Reduction Amounts.

DP2=  the aggregate of the Class Y-2 and Class Z-2 Principal
      Reduction Amounts.

DP3 = the aggregate of the Class Y-3 and Class Z-3 Principal
      Reduction Amounts.

a =  .0005

g1 = (R - R1)/(7% - R). If R3 6.75%, g1 is a non-negative number unless its denominator is zero, in which event it is undefined.

g2 = (R - 6.5%)/(R2 - R).  If R<6.75%, g2 is a non-negative
     number.

If g1 is undefined, DY1 = Y1, DY2 = (Y2/P2)DP2, and DY3 = Y3.

If g2 is zero, DY2 = Y2, DY1 = (Y1/P1)DP1, and DY3 = Y3.

In the remaining situations, DY1, DY2 and DY3 shall be defined as follows:

I. If R3 6.75% and r13R1, make the following additional definitions:

dY3 = ((6.5% - R1)/(6.75% - R1))Y1 + Y3

dY3 is a number between Y3 and 0 such that (6.5%Y1 + 6.75%(Y3.- dY3))/(Y1 + Y3.- dY3) = R1.

Y4 =      Y1 + Y3.- dY3

P4 =      P1 + P3.

)Y4 =     )Y1 + )Y3.- dY3


1.   If Y2 - a(P2 - DP2)30, Y4-a(P4 - DP4) 30, and g1(P4 - DP4) < (P2
     - DP2), DY2 = Y2 - ag1(P4 - DP4) and DY4 = Y4 - a(P4 - DP4).

2.   If Y2 - a(P2 - DP2)3 0, Y4 - a(P4 - DP4)3 0, and g1(P4 - DP4)3
    (P2 - DP2), DY2 = Y2 - a(P2 - DP2) and DY4 = Y4 - (a/g1)(P2 - DP2).

3.   If Y2 - a(P2 - DP2) <0, Y4 - a(P4 - DP4)3  0, and Y4 - a(P4 - DP4)
     3 Y4 - (Y2/g1), DY2 = Y2 - ag1(P4 - DP4) and DY4 = Y4 - a(P4 - DP4).

4.   If Y2 - a(P2 - DP2) <0, Y4 - (Y2/g1)3 0, and Y4 - a(P4 - DP4)~
     Y4 - (Y2/g1), DY2 = 0 and DY4 = Y4 - (Y2/g1).

5.   If Y4 - a(P4 - DP4) <0, Y4 - (Y2/g1) <0, and Y2 - a(P2 - DP2)~
     Y2 - (g1Y4), DY2 = Y2 - (g1Y4) and DY4 = 0.

6.   If Y4 - a(P4 - DP4) <0, Y2 - a(P2 - DP2)3 0, and Y2 - a(P2 - DP2)
     3 Y2 - (g1Y4), DY2 = Y2 - (P2 - DP2) and DY4 = Y4 - (a/g1)(P2 - DP2).

)Y1 = [Y1/(Y1 + Y3 - dY3)]Y4

)Y3 = dY3 + [(Y3 - dY3/(Y1 + Y3 - dY3)]Y4

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

  1. Making the ratio of Y2 to Y4 equal to 1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-1, Class Y-2, Class Y-3, Class Z-1 Class Z-2 and Class Z-3 Regular Interests is greater than or equal to zero for such Distribution Date;
  2. Making the Class Y-1 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-1 and Class Z-1 Principal Balances, the Class Y-2 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-2 and Class Z-2 Principal Balances and the Class Y-3 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-3 and Class Z-3 Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
  3. Making the larger of (a) the fraction whose numerator is Y2 and whose denominator is the sum of Y2 and Class Z-2 Principal Balance and (b) the fraction whose numerator is Y4 and whose denominator is the sum of Y4, the Class Z-1 Principal Balance and the Class Z-3 Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M Regular Interests and (b) the remainder of the REMIC I Available Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Regular Interests, (ii) to the related Class X-M Regular Interests and
(iii) in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of Y4 between Y1 and Y3 cannot be achieved because either Y1 as so defined is greater than P1 or Y3 as so defined is greater than P3, such an allocation shall be made as close as possible to the formula allocation within the requirement that Y1 < P1 and Y3 < P3.

II. If R36.75% and r1<R1, make the following additional definitions:

dY1 = Y1 + ((R1 - 6.75%)/(R1 - 6.5%))Y3

dY1 is a number between Y1 and 0 such that (6.5%(Y1 - dY1) +
6.75%Y3)/(Y1 - dY1 + Y3.) = R1.

Y5 =      Y1 - dY1 + Y3.

P5 =      P1 + P3.

)Y5 =  )Y1 - dY1 + )Y3.

1.  If Y2 - a(P2 - DP2)3 0, Y5- a(P5 - DP5)3 0, and g1(P5 - DP5)<
    (P2 - DP2), DY2 = Y2 - ag1(P5 - DP5) and DY5 = Y5 - a(P5 - DP5).

2.  If Y2 - a(P2 - DP2)3 0, Y5 - a(P5 - DP5)3 0, and g1(P5 - DP5)3
   (P2 - DP2), DY2 = Y2 - a(P2 - DP2) and DY5 = Y5 - (a/g1)(P2 - DP2).
3.  If Y2 - a(P2 - DP2)<0, Y5 - a(P5 - DP5)3  0, and Y5 - a(P5 - DP5)3
    Y5 - (Y2/g1), DY2 = Y2 - ag1(P5 - DP5) and DY5 = Y5 - a(P5 - DP5).
4.  If Y2 - a(P2 - DP2)< 0, Y5 - (Y2/g1)3 0, and Y5 - a(P5 - DP5)~
    Y5 - (Y2/g1), DY2 = 0 and DY5 = Y5 - (Y2/g1).
5.  If Y5 - a(P5 - DP5)<0, Y5 - (Y2/g1) <0, and Y2 - a(P2 - DP2)~
    Y2 - (g1Y5), DY2 = Y2 - (g1Y5) and DY5 = 0.
6.  If Y5 - a(P5 - DP5)<0, Y2 - a(P2 - DP2)3 0, and Y2 - a(P2 - DP2)3
    Y2 -(g1Y5), DY2 = Y2 - a(P2 - DP2) and DY5 = Y5 - (a/g1)(P2 - DP2).

)Y1 = dY1 + [(Y1 - dY1)/(Y1 - dY1 + Y3)]Y5

)Y3 = [Y3/(Y1 - dY1 + Y3)]Y5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

  1. Making the ratio of Y2 to Y5 equal to 1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-1, Class Y-2, Class Y-3, Class Z-1 Class Z-2 and Class Z-3 Regular Interests is greater than or equal to zero for such Distribution Date;
  2. Making the Class Y-1 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-1 and Class Z-1 Principal Balances, the Class Y-2 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-2 and Class Z-2 Principal Balances and the Class Y-3 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-3 and Class Z-3 Principal Balances in each case after giving effect to allocations of

     Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
  3. Making the larger of (a) the fraction whose numerator is Y2 and whose denominator is the sum of Y2 and Class Z-2 Principal Balance and (b) the fraction whose numerator is Y5 and whose denominator is the sum of Y5, the Class Z-1 Principal Balance and the Class Z-3 Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related Class P-M Regular Interests and (b) the remainder of the REMIC I Available Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Regular Interests, (ii) to the related Class X-M Regular Interests and
(iii) in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of Y5 between Y1 and Y3 cannot be achieved because either Y1 as so defined is greater than P1 or Y3 as so defined is greater than P3, such an allocation shall be made as close as possible to the formula allocation within the requirement that )Y1 <)P1 and )Y3
<)P3.


III. If R~ 6.75% and r23R2, make the following additional definitions:

dY2 = ((6.75% - R2)/(7% - R2))Y3 + Y2

dY2 is a number between Y2 and 0 such that (6.75%Y3 + 7%(Y2.- d Y2))/(Y3 + Y2.- dY2) = R2.


Make the following additional definitions:

Y6 =      Y2 - dY2 + Y3.

P6 =      P2 + P3.

)Y6 =     )Y2 - dY2 + )Y3.


1.   If Y6 - a(P6 - DP6)3 0, Y1- a(P1 - DP1)3 0, and g2(P1 - DP1) <
(P6 - DP6), DY6 = Y6 - ag2(P1 - DP1) and DY1 = Y1 - a(P1 - DP1).

2.  If Y6 - a(P6 - DP6)3 0, Y1 - a(P1 - DP1)3 0, and g2(P1 - DP1)3
(P6 - DP6), DY6 = Y6 - a(P6 - DP6) and DY1 = Y1 - (a/g2)(P6 - DP6).

3.   If Y6 - a(P6 - DP6) < 0, Y1 - a(P1 - DP1)3  0, and Y1 -
a(P1 - DP1)3 Y1 - (Y6/g2), DY6 = Y6 - ag2(P1 - DP1) and DY1 = Y1
- a(P1 - DP1).

4.   If Y6 - a(P6 - DP6) < 0, Y1 - (Y6/g2)3 0, and Y1 - a(P1 - DP1)
~ Y1 - (Y6/g2), DY6 = 0 and DY1 = Y1 - (Y6/g2).

5.   If Y1 - a(P1 - DP1) < 0, Y1 - (Y6/g2) < 0, and Y6 - a(P6 - DP6)~
Y6 - (g2Y1), DY6 = Y6 - (g2Y1) and DY1 = 0.

6.   If Y1 - a(P1 - DP1)< 0, Y6 - a(P6 - DP6)3 0, and Y6 - a(P6 - DP6)3
Y6 - (g2Y1), DY6 = Y6 - a(P6 - DP6) and DY1 = Y1 - (a/g2)(P6 - DP6).

)Y2 = dY2 + [(Y2 - dY2)/(Y2 - dY2 + Y3)]Y6

)Y3 = [Y3/(Y2 - dY2 + Y3)]Y6


The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

  1. Making the ratio of Y1 to Y6 equal to 2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal
     Reduction Amount for each of the Class Y-1, Class Y-2, Class
     Y-3, Class Z-1 Class Z-2 and Class Z-3 Regular Interests is greater than or equal to zero for such Distribution Date;
  2. Making the Class Y-1 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-1 and Class Z-1 Principal Balances, the Class Y-2 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-2 and Class Z-2 Principal Balances and the Class Y-3 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-3 and Class Z-3 Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
  3. Making the larger of (a) the fraction whose numerator is Y1 and whose denominator is the sum of Y1 and Class Z-1 Principal Balance and (b) the fraction whose numerator is Y6 and whose denominator is the sum of Y6, the Class Z-2 Principal Balance and the Class Z-3 Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related
Loan Group remaining after the allocation of such Realized Losses to the related Class P-M Regular Interests and (b) the remainder of the REMIC I Available Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Regular Interests, (ii) to the related Class X-M Regular Interests and
(iii) in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of Y6 between Y2 and Y3 cannot be achieved because either Y2 as so defined is greater than P2 or Y3 as so defined is greater than P3, such an allocation shall be made as close as possible to the formula allocation within the requirement that )Y2 <)P2 and )Y3<) P3.

IV. If R<6.75% and r2<R2, make the following additional definitions:

dY3 = Y3 + ((R2 - 7%)/(R2 - 6.75%))Y2

dY3 is a number between Y3 and 0 such that (6.75%(Y3 - dY3) +
7%Y2)/(Y3 - dY3 + Y2.) = R2.

Y7 =      Y3 - dY3 + Y2.

P7 =      P3 + P2.

)Y7 =     )Y3 - dY3 + )Y2.


1.   If Y7 - a(P7 - DP7)3 0, Y1- a(P1 - DP1)3 0, and g2(P1 - DP1)
< (P7 - DP7), DY7 = Y7 - ag2(P1 - DP1) and DY1 = Y1 - a(P1 - DP1).

2.   If Y7 - a(P7 - DP7)3  0, Y1 - a(P1 - DP1)3 0, and g2(P1 - DP1)3
(P7 - DP7), DY7 = Y7 - a(P7 - DP7) and DY1 = Y1 - (a/g2)(P7 - DP7).

3.   If Y7 - a(P7 - DP7)< 0, Y1 - a(P1 - DP1)3 0, and Y1 - a(P1 - DP1)3
Y1 - (Y7/g2), DY7 = Y7 - ag2(P1 - DP1) and DY1 = Y1 - a(P1 - DP1).

4.   If Y7 - a(P7 - DP7)< 0, Y1 - (Y7/g2)3 0, and Y1 - a(P1 - DP1)~
Y1 - (Y7/g2), DY7 = 0 and DY1 = Y1 - (Y7/g2).

5.   If Y1 - a(P1 - DP1)< 0, Y1 - (Y7/g2) < 0, and Y7 - a(P7 - DP7)~
Y7 - (g2Y1), DY7 = Y7 - (g2Y1) and DY1 = 0.

6.   If Y1 - a(P1 - DP1)< 0, Y7 - a(P7 - DP7)3 0, and Y7 - a(P7 - DP7)3
Y7 - (g2Y1), DY7 = Y7 - a(P7 - DP7) and DY1 = Y1 - (a/g2)(P7 - DP7).

)Y2 = [(Y2/(Y2 + Y3 - dY3)]Y7

)Y3 = dY3 + [(Y3  - dY3)/(Y2 + Y3 - dY3)]Y7


The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

  1. Making the ratio of Y1 to Y7 equal to 2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-1, Class Y-2, Class Y-3, Class Z-1 Class Z-2 and Class Z-3 Regular Interests is greater than or equal to zero for such Distribution Date;
  2. Making the Class Y-1 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-1 and Class Z-1 Principal Balances, the Class Y-2 Principal Balance less than or equal to
     0.0005 of the sum of the Class Y-2 and Class Z-2 Principal Balances and the Class Y-3 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-3 and Class Z-3 Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
  3. Making the larger of (a) the fraction whose numerator is Y1 and whose denominator is the sum of Y1 and Class Z1 Principal Balance and (b) the fraction whose numerator is Y7 and whose denominator is the sum of Y7, the Class Z-2 Principal Balance and the Class Z-3 Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M Regular Interests and (b) the remainder of the REMIC I Available Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Regular Interests, (ii) to the related Class X-M Regular Interests and
(iii) in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of Y7 between Y2 and Y3 cannot be achieved because either Y2 as so defined is greater than P2 or Y3 as so defined is greater than P3, such an allocation shall be made as close as possible to the formula allocation within the requirement that Y2 < P2 and Y3 < P3.

The principal balances for the Class Y-1, Class Y-2 and Class Y-3 Regular Interests as of the Cut-Off Date should be calculated as follows: First, calculate the Cut-Off Date values for P1, P2 and P3. Then calculate the Cut-Off Date value of R using those balances and the Class Principal Balances of the Senior Certificates.

If R3 6.75%,calculate R1 = (6.5%P1 + 6.75%P3)/(P1 + P3) and g1
=(R - R1)/(7% - R).

If P2~g1(P1 + P3), the Cut-Off Date principal balance of the Class Y-2 Regular Interest (Y2) equals 0.0005P2 and the Cut-Off Date principal balances of the Class Y-1 and Class Y-3 Regular Interests (Y1 and Y3) equal 0.0005 P1P2/[g1(P1 + P3)] and 0.0005 P3P2/[g1(P1 + P3)] respectively.

If P2 >g1(P1 + P3), the Cut-Off Date principal balances of the Class Y-1 and Class Y-3 Interests (Y1 and Y3) equal 0.0005 P1 and
0.0005 P3 respectively and the Cut-Off Date principal balance of the Class Y-2 Regular Interest (Y2) equals 0.0005g1(P1 + P3).

If R<6.75%,calculate R2 = (7%P2 + 6.75%P3)/(P2 + P3) and g2
=(R - 6.5%)/( R2 - R).

If P2 + P3~g2P1, the Cut-Off Date principal balances of the Class
Y2 and Class Y3 Regular Interests (Y2 and Y3) equal 0.0005P2 and
0.0005P3, respectively, and the Cut-Off Date principal balance of the Class Y-1 Interest (Y1) equals 0.0005(P2+P3)/g2.

If P2 + P3> g2P1, the Cut-Off Date principal balance of the Class
Y-1 Interest (Y1) equal 0.0005 P1 and the Cut-Off Date principal balances of the Class Y-2 and Class Y-3 Interests (Y2 and Y3) equal 0.0005g2P1P2/(P2 +P3) and 0.0005g2P1P3/(P2 +P3), respectively.

     Class  Z  Regular Interests: The Class Z-1,  Class  Z-2  and
     ---------------------------
Class Z-3 Regular Interests.

     Class  Z  Principal Reduction Amounts: For any  Distribution
     -------------------------------------
Date,  the amounts by which the Class Principal Balances  of  the
Class   Z-1,   Class   Z-2  and  Class  Z-3  Regular   Interests,
respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I Available Distribution Amount for the related Loan Group (i.e. the "related Loan Group" for the Class Z-1 Regular Interests is Loan Group II) over the sum of the amounts thereof distributable (i) to the related Class P-M Regular Interests, (ii) to the related Class X-M Regular Interests, (iii) in respect of interest on the related Class Y and Class Z Regular Interests and (iv) to the Class R-1 Certificates and (y) the excess of the Realized Losses allocable to principal for the related Loan Group over the portion of such Realized Losses allocable to the related Class P-M Regular Interests over (B) the Class Y Principal Reduction Amount for the related Loan Group.

     Class  Z-1  Regular  Interests: The  uncertificated  partial
     ------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   Z-1   Principal   Distribution   Amount:   For   any
     -----------------------------------------------
Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interests on such Distribution Date.

     Class  Z-2  Regular  Interests: The  uncertificated  partial
     ------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   Z-2   Principal   Distribution   Amount:   For   any
     -----------------------------------------------
Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interests on such Distribution Date.

     Class  Z-3  Regular  Interests: The  uncertificated  partial
     ------------------------------
undivided  beneficial  ownership  interest  in  REMIC   I   which
constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class   Z-3   Principal   Distribution   Amount:   For   any
     -----------------------------------------------
Distribution Date, the excess, if any, of the Class Z-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interests on such Distribution Date.

     Clearing  Agency: An organization registered as a  "clearing
     ----------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     Closing Date: July 30, 1998, which is the date of settlement
     ------------
of the sale of the Certificates to the original purchasers thereof.

     Code: The Internal Revenue Code of 1986, as amended.
     ----

     Combined Bankruptcy Coverage: With respect to Loan Group II,
     ----------------------------
Loan Group III and Loan Group IV, the Bankruptcy Coverage Initial Amount for such Loan Groups less (a) any scheduled or permissible reduction in the amount of Combined Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests. The Combined Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Combined   Credit   Support  Depletion   Date:   The   first
     ---------------------------------------------
Distribution Date on which the aggregate of the Class Principal Balances of the Group C-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     Combined  Fraud Coverage:  During the period  prior  to  the
     ------------------------
first  anniversary of the Cut-Off Date and with respect  to  Loan
Group II, Loan Group III and Loan Group IV, the Fraud Coverage Initial Amount for such Loan Groups reduced by Fraud Losses allocated to the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Combined Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, the Combined Fraud Coverage shall be zero. On each anniversary of the Cut-Off Date, the Combined Fraud Coverage shall be reduced to the lesser of (i) on the first and second anniversaries of the Cut-Off Date, 2.00%, and on the third and fourth anniversaries of the Cut-Off Date, 1.00% of the aggregate principal balance of the Mortgage Loans in Loan Group II, Loan Group III and Loan Group IV as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount for Loan Group II, Loan Group III and Loan Group IV over cumulative Fraud Losses allocated to the Group II-L,

Group III-L, Group IV-L and Group C-B-L Regular Interests to date. The Combined Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Group II, Group III, Group IV and Group C-B Certificates by the Rating Agencies.

     Combined Special Hazard Coverage: With respect to Loan Group
     --------------------------------
II, Loan Group III and Loan Group IV, the Special Hazard Coverage Initial Amount for such Loan Groups less Special Hazard Losses allocated to the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests and the amount of any scheduled reduction in the amount of Combined Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Combined Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans in Loan Group II, Loan Group III and Loan Group IV located in the single California zip code area containing the largest aggregate principal balance of the
Mortgage Loans, (b) 1.0% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group II, Loan Group III and Loan Group IV and (c) twice the unpaid principal balance of the largest single Mortgage Loan in Loan Group II, Loan Group III, and Loan Group IV, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests since the Cut-Off Date. The Combined Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Company:   PNC   Mortgage  Securities  Corp.,   a   Delaware
     -------
corporation, or its successor-in-interest.

     Compensating  Interest:  For  any  Distribution  Date   with
     ----------------------
respect to each Loan Group and the Mortgage Loans contained therein, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee payable with respect to such Loan Group on such Distribution Date, (b) the aggregate Payoff Earnings with respect to such Loan Group and (c) the aggregate Payoff Interest with respect to such Loan Group and (ii) the aggregate Uncollected Interest with respect to such Loan Group.

     Component:  A portion of the Class I-A-1, Class  I-A-21  and
     ---------
Class II-A-4 Certificates and the Class I-A-1-L, Class I-A-21-L and Class II-A-4-L Regular Interests representing parts of the entitlement of each such Class to principal and/or interest, in each case as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-1: A portion of the Class I-A-1 Certificates
     -----------------
representing part of the entitlement of such Class to interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component  I-A-1-1  Notional Amount:  For  any  Distribution
     -----------------------------------
Date, 32.4822525918% of the product of (X) the sum of (i) the aggregate Class Principal Balance of the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6 and Class I-A-7 Certificates and (ii) the Component I-A-1-2 Principal Balance, in each case immediately prior to such Distribution Date and (Y) 35/675.

     Component  I-A-1-2 Accretion Termination Date:  The  earlier
     ---------------------------------------------
to  occur  of (i) the Distribution Date on which the Class  I-A-7
Principal Balance has been reduced to zero and (ii) the  Group  I
Credit Support Depletion Date.

     Component I-A-1-2 Accrual Amount:  On any Distribution Date,
     --------------------------------
an amount equal to the amount allocable to Component I-A-1-2-L on such Distribution Date pursuant to the definition of "Interest Distribution Amount", without regard to the proviso at the end of the first sentence of such definition. Notwithstanding the foregoing, for any Distribution Date after the Component I-A-1-2 Accretion Termination Date, the Component I-A-1-2 Accrual Amount shall be zero.

     Component I-A-1-2: A portion of the Class I-A-1 Certificates
     -----------------
representing part of the entitlement of such Class to principal and interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-2-L: A portion of the Class I-A-1-L  Regular
     -------------------
Interests representing part of the entitlement of such Class to principal and interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component  I-A-1-3 Accretion Termination Date:  The  earlier
     ---------------------------------------------
to occur of (i) the Distribution Date on which the Class I-A-8 Principal Balance and the Segment T Principal Balance have each been reduced to zero and (ii) the Group I Credit Support Depletion Date.

     Component I-A-1-3 Accrual Amount:  On any Distribution Date,
     --------------------------------
an amount equal to the amount allocable to Component I-A-1-3-L on such Distribution Date pursuant to the definition of "Interest Distribution Amount", without regard to the proviso at the end of the first sentence of such definition. Notwithstanding the foregoing, for any Distribution Date after the Component I-A-1-3 Accretion Termination Date, the Component I-A-1-3 Accrual Amount shall be zero.

     Component I-A-1-3: A portion of the Class I-A-1 Certificates
     -----------------
representing part of the entitlement of such Class to principal and interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-3-L: A portion of the Class I-A-1-L  Regular
     -------------------
Interests representing part of the entitlement of such Class to principal and interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-4: A portion of the Class I-A-1 Certificates
     -----------------
representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-4-L: A portion of the Class I-A-1-L  Regular
     -------------------
Interests representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-5: A portion of the Class I-A-1 Certificates
     -----------------
representing part of the entitlement of such Class to interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-5-L: A portion of the Class I-A-1-L  Regular
     -------------------
Interests representing part of the entitlement of such Class to interest as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Class   I-A-1-5  Notional  Amount:   With  respect  to   any
     ---------------------------------
Distribution Date, 91.5499999995% of the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     Component I-A-1-6: A portion of the Class I-A-1 Certificates
     -----------------
representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component I-A-1-6-L: A portion of the Class I-A-1-L  Regular
     -------------------
Interests representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component   I-A-21-1:  A  portion  of   the   Class   I-A-21
     --------------------
Certificates representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component  I-A-21-1-L:  A  portion  of  the  Class  I-A-21-L
     ---------------------
Regular Interests representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component   I-A-21-2:  A  portion  of   the   Class   I-A-21
     --------------------
Certificates representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component  I-A-21-2-L:  A  portion  of  the  Class  I-A-21-L
     ---------------------
Regular Interests representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component   II-A-4-1:  A  portion  of   the   Class   II-A-4
     --------------------
Certificates representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component  II-A-4-1-L:  A  portion  of  the  Class  II-A-4-L
     ---------------------
Regular Interests representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component   II-A-4-2:  A  portion  of   the   Class   II-A-4
     --------------------
Certificates representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component  II-A-4-2-L:  A  portion  of  the  Class  II-A-4-L
     ---------------------
Regular Interests representing part of the entitlement of such Class to principal as set forth in the Preliminary Statement hereto and the remainder of the Agreement.

     Component Notional Amount:  With respect to Component I-A-1-
     -------------------------
1 and Component I-A-1-1-L, the Component I-A-1-1 Notional Amount, and with respect to Component I-A-1-5 and Component I-A-1-5-L, the Component I-A-1-5 Notional Amount.

     Component Principal Balance: For any Component of the  Class
     ---------------------------
I-A-1, Class I-A-21 and Class II-A-4 Certificates and for any Component of the Class I-A-1-L, Class I-A-21-L and Class II-A-4-L Regular Interests, the applicable initial Component Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Component in payments of principal due to be passed through to the Component from principal payments on the REMIC I Regular Interests or the REMIC II Regular Interests, as applicable, as reduced from time to time by (x) distributions of principal to the Class I-A-1, Class I-A-21 and Class II-A-4 Certificates or the Class I-A-1-L, Class I-A-21-L and Class II-A-4-L Regular Interests, as applicable, in respect of such Component (including, with respect to the Accretion-Directed Components, the portion of the Class I-A-9 Accrual Amount and the Class I-A-18 Accrual Amount distributed to such Component) and (y) the portion of Realized Losses allocated to the Component Principal Balance in respect of such Component pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. In addition to the foregoing, on each Distribution Date on or before the Component I-A-1-2 Accretion Termination Date, the Component I-A-1-2 Principal Balance and Component I-A-1-2-L Principal Balance will be increased by the Component I-A-1-2 Accrual Amount for such Distribution Date and on each Distribution Date on or before the Component I-A-1-3
Accretion  Termination  Date,  the  Component  I-A-1-3  Principal
Balance and Component I-A-1-3-L Principal Balance will be increased by the Component I-A-1-3 Accrual Amount for such Distribution Date. For any Distribution Date, the reduction of the Component Principal Balance of any Component pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Component pursuant to the definition of "REMIC II Distribution Amount" or "REMIC III Distribution Amount". The Component Principal Balance for Component I-A-1-2 and Component I-A-1-2-L shall be referred to as the "Component I-A-1-1 Principal Balance," and so on. The Component I-A-1-1 Principal Balance and the Component I-A-1-5 Principal Balance shall be zero and likewise for the Corresponding Components.

     Cooperative:  A  private,  cooperative  housing  corporation
     -----------
organized under the laws of, and headquartered in, the States of New York or New Jersey which owns or leases land and all or part of a building or buildings located in such states, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative  Apartment: A dwelling unit in a  multi-dwelling
     ----------------------
building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative  Loan,  the
     -----------------
proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative  Loans:   Any  of the  Mortgage  Loans  made  in
     ------------------
respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of REMIC I created hereunder.

     Cooperative Stock:  With respect to a Cooperative Loan,  the
     -----------------
single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative   Stock   Certificate:   With   respect   to   a
     ---------------------------------
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate  Trust Office: The corporate trust office  of  the
     -----------------------
Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance PNC 1998-6.

     Corresponding Class:  With respect to the Group I and  Class
     -------------------
R-3  Certificates  and  the  Group  I-L  Regular  Interests,  the
"Corresponding Class" shall be as indicated in the following table.



                      Class I-A-1-L      Class I-A-1
                      Class I-A-2-L      Class I-A-2
                      Class I-A-3-L      Class I-A-3
                      Class I-A-4-L      Class I-A-4
                      Class I-A-5-L      Class I-A-5
                      Class I-A-6-L      Class I-A-6
                      Class I-A-7-L      Class I-A-7
                      Class I-A-8-L      Class I-A-8
                      Class I-A-9-L      Class I-A-9
                      Class I-A-11-L     Class I-A-11
                      Class I-A-12-L     Class I-A-12
                      Class I-A-13-L     Class I-A-13
                      Class I-A-14-L     Class I-A-14
                      Class I-A-15-L     Class I-A-15
                      Class I-A-16-L     Class I-A-16
                      Class I-A-17-L     Class I-A-17
                      Class I-A-18-L     Class I-A-18
                      Class I-A-19-L     Class I-A-19
                      Class I-A-20-L     Class I-A-20
                      Class I-A-21-L     Class I-A-21
                      Class I-A-23-L     Class I-A-23
                      Class I-X-L        Class I-X

                                    40


                      Class I-B-1-L      Class I-B-1
                      Class I-B-2-L      Class I-B-2
                      Class I-B-3-L      Class I-B-3
                      Class I-B-4-L      Class I-B-4
                      Class I-B-5-L      Class I-B-5
                      Class I-B-6-L      Class I-B-6
                      Class R-3-L        Class R-3



     With respect to the Group II Certificates and the Group II-L
Regular  Interests,  the  "Corresponding  Class"  shall   be   as
indicated in the following table.


                      Class II-A-1-L     Class II-A-1
                      Class II-A-2-L     Class II-A-2
                      Class II-A-3-L     Class II-A-3
                      Class II-A-4-L     Class II-A-4
                      Class II-A-5-L     Class II-A-5
                      Class II-A-6-L     Class II-A-6
                      Class II-A-7-L     Class II-A-7
                      Class II-A-8-L     Class II-A-8
                      Class II-A-9-L     Class II-A-9
                      Class II-A-11-L    Class II-A-11
                      Class II-A-12-L    Class II-A-12
                      Class II-A-13-L    Class II-A-13
                      Class II-X-L       Class II-X



     With respect to the Group III Certificates and the Group III-L Regular Interests, the "Corresponding Class" for the Class III-A-1-L, Class III-X-L and Class III-P-L Regular Interests shall be the Class III-A-1, Class III-X and Class III-P Certificates, respectively, and vice-versa.

     With respect to the Group IV Certificates and the Group IV-L
Regular Interests, the "Corresponding Class" for the Class IV-A-1-L and Class IV-X-L Regular Interests shall be the Class IV-A-1 and Class IV-X Certificates, respectively, and vice-versa.

     With respect to the Group C-B Certificates and the Group C-B-L Regular Interests, the "Corresponding Class" for the Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L Regular Interests shall be the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, respectively, and vice-versa.

     Corresponding Component:  With respect to each of  Component
     -----------------------
I-A-1-2-L, Component I-A-1-3-L, Component I-A-1-4-L, Component I-A-1-5-L and Component I-A-1-6-L, the following shall be the
"Corresponding   Component",  respectively:  Component   I-A-1-2,
Component  I-A-1-3,  Component  I-A-1-4,  Component  I-A-1-5  and
Component I-A-1-6, and vice-versa. With respect to each of Component I-A-21-1-L and Component I-A-21-2-L, the following shall be the "Corresponding Component", respectively: Component I-A-21-1 and Component I-A-21-2, and vice-versa. With respect to each of Component II-A-4-1-L and Component II-A-4-2-L, the following shall be the

"Corresponding Component",  respectively: Component II-A-4-1 and
Component II-A-4-2, and vice-versa.

     Curtailment:  Any payment of principal on a  Mortgage  Loan,
     -----------
made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan.

     Curtailment  Shortfall:  With  respect  to  any  Curtailment
     ----------------------
applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     Custodial  Account  for  P&I:  The  Custodial  Account   for
     ----------------------------
principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     Custodial  Account for Reserves: The Custodial  Account  for
     -------------------------------
Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master
Servicer  to  be established and maintained pursuant  to  Section
3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause
(b)  of  the  preceding sentence, amounts held in such  Custodial
Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     Custodial Agreement: The agreement, if any, among the Master
     -------------------
Servicer,  the  Trustee  and  a  Custodian  providing   for   the
safekeeping   of   the   Mortgage  Files   on   behalf   of   the
Certificateholders.

     Custodian:  A  custodian which is not an  affiliate  of  the
     ---------
Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     Cut-Off Date: July 1, 1998.
     ------------

     DCR:  Duff & Phelps Credit Rating Co., provided that at  any
     ---
time it be a Rating Agency

     Definitive  Certificates: Certificates in definitive,  fully
     ------------------------
registered and certificated form.

     Depositary  Agreement: The Letter of Representations,  dated
     ---------------------
July 28, 1998 by and among DTC, the Company and the Trustee.

     Destroyed  Mortgage Note: A Mortgage Note  the  original  of
     ------------------------
which was permanently lost or destroyed and has not been replaced.

     Determination  Date:  A  day not later  than  the  10th  day
     -------------------
preceding a related Distribution Date.

     Disqualified  Organization:   Any  Person  which  is  not  a
     --------------------------
Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

     Distribution  Date:  With respect to  distributions  on  the
     ------------------
REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being August 25, 1998.

     DTC: The Depository Trust Company.
     ---

     DTC  Participant:  A broker, dealer, bank,  other  financial
     ----------------
institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     Due Date: The first day of each calendar month, which is the
     --------
day on which the Monthly Payment for each Mortgage Loan is due.

     Eligible Institution: An institution having (i) the  highest
     --------------------
short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for
Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating
Agencies, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating
Agencies, or (iv) the approval of the Rating Agencies. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master
Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     Eligible Investments: Any one or more of the obligations  or
     --------------------
securities  listed  below  in  which  funds  deposited   in   the
Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments", provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time one of the two highest short term debt ratings of the Rating Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have one of the two highest short term debt ratings of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments; and

         (viii) Such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings;

provided, however, that such obligation or security is held for a
-----------------
temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of  1974,
     -----
as amended.

     Event  of  Default:  Any event of default  as  specified  in
     ------------------
Section 7.01.

     Excess   Liquidation   Proceeds:   With   respect   to   any
     -------------------------------
Distribution Date, the excess, if any, of aggregate Liquidation Proceeds received during the Prior Period over the amount that would have been received if Payoffs had been made with respect to such Mortgage Loans on the date such Liquidation Proceeds were received.

     Final  Maturity  Date:  With respect to each  Class  of  the
     ---------------------
REMIC I Regular Interests, the REMIC II Regular Interests and the
Certificates, the date set forth in the table contained in the Preliminary Statement hereto.

     FDIC:   Federal  Deposit  Insurance  Corporation,   or   any
     ----
successor thereto.

     FHA:   Federal  Housing  Administration,  or  any  successor
     ---
thereto.

     FHLB:  Federal  Home  Loan Bank of  San  Francisco,  or  any
     ----
successor thereto.

     FHLMC:  Federal  Home  Loan  Mortgage  Corporation,  or  any
     -----
successor thereto.

     FNMA:   Federal  National  Mortgage  Association,   or   any
     ----
successor thereto.

     Fraud  Coverage Initial Amount:  With respect to Loan  Group
     ------------------------------
I, $11,520,213 and with respect to Loan Group II, Loan Group III and Loan Group IV, $7,318,757.

     Fraud  Loss:  The  occurrence of a loss on a  Mortgage  Loan
     -----------
arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

     Group  C-B Certificates: The Class C-B-1, Class C-B-2, Class
     -----------------------
C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

     Group C-B-L Regular Interests: The Class C-B-1-L, Class C-B-
     -----------------------------
2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-
L Regular Interests.

     Group  C-B  Component Balance: With respect to any  of  Loan
     -----------------------------
Group II, Loan Group III or Loan Group IV at any time, the outstanding aggregate Principal Balance of the Mortgage Loans in the applicable Loan Group minus the then outstanding Class Principal Balance of the Group II, Group III or Group IV Certificates, as applicable.

     Group  C-B  Percentage:  At any time,  the  aggregate  Class
     ----------------------
Principal Balance of the Group C-B Certificates divided by the then outstanding aggregate Principal Balance of the Group II, Group III and Group IV Loans.

     Group  C-B  Subordinate Liquidation Amount: The  excess,  if
     ------------------------------------------
any, of the aggregate of Liquidation Principal for all Group II Loans, Group III Loans and Group IV Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Group II Senior Liquidation Amount, the Group III Senior Liquidation Amount and the Group IV Senior Liquidation Amount for such Distribution Date.

     Group C-B Subordinate Principal Distribution Amount: On  any
     ---------------------------------------------------
Distribution Date, the excess of (A) the sum of (i) the Group II Subordinate Percentage of the Principal Payment Amount for Loan Group II, (ii) the Group III Subordinate Percentage of the
Principal  Payment  Amount for Loan Group III (exclusive  of  the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount"), (iii) the Group IV Subordinate Percentage of the Principal Payment Amount for Loan Group IV, (iv) the Group II Subordinate Principal Prepayments Distribution Amount, (v) the Group III Subordinate Principal Prepayments Distribution Amount, (vi) the Group IV Subordinate Principal Prepayments Distribution Amount and (vii) the Group C-B Subordinate Liquidation Amount over (B) the sum of
(x) the amounts required to be distributed to the Class III-P-L Regular Interests pursuant to clauses (I)(e)(i) and (I)(e)(ii) of the definition of "REMIC II Distribution Amount" on such Distribution Date, (y) in the event that the aggregate Class Principal Balance of any one or more of the Group II-A-L, or Class III-A-1-L or Class IV-A-1-L Regular Interests has been reduced to zero, principal paid from the REMIC II Available Distribution Amount of the Regular Interest Group or Groups related to such Class A-L Regular Interests to the remaining Class A-L Regular Interests as set forth in clause (X) of the last sentence of paragraph (I)(e) of the definition of "REMIC II Distribution Amount", and (z) the amounts in respect of principal paid from the REMIC II Available Distribution Amount of an Overcollateralized Group to an Undercollateralized Group pursuant to clause (Y) of the last sentence of paragraph (I)(e) and the last sentence of paragraph (II) of the definition of "REMIC II Distribution Amount". Any reduction in the Group C-B Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, the amount calculated pursuant to clause (A)(i), clause (A)(ii) and clause (A)(iii) of this definition, pro rata, (ii) second, the amount calculated pursuant to clause (A)(vii) of this definition and (iii) third, the amount calculated pursuant to clause (A)(iv), clause (A)(v) and clause (A)(vi) of this definition, pro rata. On any Distribution Date, the Group C-B Subordinate Principal
Distribution  Amount  shall  be  allocated  pro  rata,  by  Class
Principal

Balance, among the Classes of Group C-B-L Regular Interests and paid in the order of distribution to such Classes pursuant to clause (I)(e) of the definition of "REMIC II
Distribution   Amount"  except  as  otherwise  stated   in
such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group C-B-L Regular Interests is less than such percentage as of the Closing Date, the pro rata portion of the Group C-B Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group C-B-L Regular Interests for which the Subordination Level is less than such percentage as of the Closing Date, and to the Classes of Group C-B-L Regular Interests senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group C-B-L Regular Interests shall be as follows: Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L.

     Group  I  Adjusted Lockout Percentage:  For any Distribution
     -------------------------------------
Date occurring prior to the Distribution Date in August 2003, 0%, and for the August 2003 Distribution Date and any Distribution
Date thereafter, the Group I Lockout Percentage.

     Group I Certificates: The Group I-A, Class I-X and Group I-B
     --------------------
Certificates.

     Group  I-A Certificates: The Class I-A-1, Class I-A-2, Class
     -----------------------
I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23 and Class I-A-24 Certificates.

     Group I-A-L Regular Interests: The Class I-A-1-L, Class I-A-
     -----------------------------
2-L, Class I-A-3-L, Class I-A-4-L, Class I-A-5-L, Class I-A-6-L, Class I-A-7-L, Class I-A-8-L, Class I-A-9-L, Class I-A-11-L,
Class  I-A-12-L, Class I-A-13-L, Class I-A-14-L, Class  I-A-15-L,
Class I-A-16-L, Class I-A-17-L, Class I-A-18-L, Class I-A-19-L, Class I-A-20-L, Class I-A-21-L and Class I-A-23-L Certificates.

     Group  I-B Certificates: The Class I-B-1, Class I-B-2, Class
     -----------------------
I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates.

     Group I-B-L Regular Interests: The Class I-B-1-L, Class I-B-
     -----------------------------
2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L and Class I-B-6-
L Regular Interests.

     Group  I-L Regular Interests: The Group I-A-L, Class  I-X-L,
     ----------------------------
Group I-B-L and Class R-3-L Regular Interests.

     Group  I Bankruptcy Coverage: With respect to Loan Group  I,
     ----------------------------
the  Bankruptcy Coverage Initial Amount for such Loan Group  less
(a) any scheduled or permissible reduction in the amount of the Group I Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Group I Certificates. The Group I Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Group   I   Credit   Support  Depletion  Date:   The   first
     ---------------------------------------------
Distribution Date on which the aggregate Class

Principal Balance of the Group I-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     Group I Fraud Coverage: During the period prior to the first
     ----------------------
anniversary of the Cut-Off Date and with respect to Loan Group I, the Fraud Coverage Initial Amount for such Loan Group reduced by Fraud Losses allocated to the Group I Certificates, and during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Group I Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Group I Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, the Group I Fraud Coverage shall be zero. On each anniversary of the Cut-Off Date, the Group I Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Cut-Off Date, 1.00% of the aggregate principal balance of the Group I Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount for Loan Group I over cumulative Fraud Losses allocated to the Group I Certificates to date. The Group I Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Group I Certificates by the Rating Agencies.

     Group  I  Loans:   The  Mortgage  Loans  designated  on  the
     ---------------
Mortgage Loan Schedule as Group I Loans.

     Group I Lockout Liquidation Amount: The aggregate, for  each
     ----------------------------------
Group I Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Group I Lockout Percentage of the Principal Balance of such Mortgage Loan (exclusive of the I-PO Fraction thereof, with respect to any I-PO Mortgage Loan) and (ii) the Group I Lockout Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Group I Lockout Prepayment Percentage on the fifth anniversary of the first Distribution Date and each Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     Group  I Lockout Priority Amount: For any Distribution Date,
     --------------------------------
the  sum  of (i) the Group I Adjusted Lockout Percentage  of  the
Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to Component I-A-1-6-L pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount"), (ii) the Group I Lockout Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to Component I-A-1-6-L pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount") and (iii) the Group I Lockout Liquidation Amount.

     Group  I Lockout Percentage: For any Distribution Date,  the
     ---------------------------
aggregate Class Principal Balance of the Class I-A-16 and Class I-A-23 Certificates divided by the aggregate Class Principal Balance of the Group I Certificates (less the Component I-A-1-6 Principal Balance), in each case immediately prior to such Distribution Date.

     Group  I Lockout Prepayment Percentage: For any Distribution
     --------------------------------------
Date, the product of the Group I Lockout Percentage and the  Step
Down Percentage.

     Group  I  Premium Rate Mortgage Loans:  The  Group  I  Loans
     -------------------------------------
having Pass-Through Rates in excess of 6.750% per annum.

     Group  I  Senior Certificates: The Group I-A and  Class  I-X
     -----------------------------
Certificates.

     Group  I-L  Senior Regular Interests: The  Group  I-A-L  and
     ------------------------------------
Class I-X-L Regular Interests.

     Group  I Senior Liquidation Amount: The aggregate, for  each
     ----------------------------------
Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group I Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the I-PO Fraction thereof, with respect to any I-PO Mortgage Loan), and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group  I Senior Percentage: With respect to any Distribution
     --------------------------
Date, the aggregate Class Principal Balance of the Group I-A Certificates (less the Component I-A-1-6 Principal Balance) and the Residual Certificates divided by the aggregate Class Principal Balance of the Group I Certificates and the Residual Certificates (less the Component I-A-1-6 Principal Balance), in each case immediately prior to the Distribution Date.

     Group   I   Senior  Prepayment  Percentage:   (i)   On   any
     ------------------------------------------
Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Group I Senior Percentage for such Distribution Date exceeds the Group I Senior Percentage as of the Closing Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate Principal Balance of Group I Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate Class Principal Balances of the Group I-B Certificates as of such Distribution Date, and

     (b) cumulative Realized Losses on the Group I Loans allocated to the Group I-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or
          after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 70% of the Group I Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 60% of the Group I Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 40% of the Group I Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first
Distribution Date, the Group I Senior Percentage for such Distribution Date plus 20% of the Group I Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group I Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group I-L Senior Regular Interests (other than Component I-A-1-6-L of the Class I-A-1-L Regular Interests) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Regular Interests below zero, the Group I Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, Component I-A-1-6-L will receive the I-PO Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each I-PO Mortgage Loan.

     Group  I  Senior  Principal  Distribution  Amount:  For  any
     -------------------------------------------------
Distribution Date, an amount equal to the sum of (a) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to Component I-A-1-6-L pursuant to clauses
(I)(a)(i) and (II)(a)(i) of the definition of "REMIC II Distribution Amount"), (b) the Group I Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to Component I-A-1-6-L pursuant to clauses
(I)(a)(i) and (II)(a)(i) of the definition of "REMIC II Distribution Amount") and (c) the Group I Senior Liquidation Amount.

     Group  I Special Hazard Coverage: With respect to Loan Group
     --------------------------------
I, the Special Hazard Coverage Initial Amount for such Loan Group less Special Hazard Losses allocated to the Group I-L Regular Interests, and the amount of any scheduled reduction in the amount of Group I Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Group I Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans in Loan Group I located in the single California zip code area containing the largest aggregate principal balance of such Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group I and (c) twice the unpaid principal balance of the largest single Mortgage Loan in Loan Group I, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Group I-L Regular Interests since the Cut-Off Date. The Group I Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Group I Subordinate Liquidation Amount: The excess, if  any,
     --------------------------------------
of the aggregate of Liquidation Principal for all Group I Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Group I Senior Liquidation Amount for such Distribution Date.

     Group   I  Subordinate  Percentage:  With  respect  to   any
     ----------------------------------
Distribution  Date, the excess of 100% over the  Group  I  Senior
Percentage for such date.

     Group   I   Subordinate  Prepayment   Percentage:   On   any
     ------------------------------------------------
Distribution Date for Loan Group I, the excess of 100% over the Group I Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group I-A Certificates (less the Component I-A-1-6 Principal Balance) and the Residual Certificates has been reduced to zero, then the Group I Subordinate Prepayment Percentage shall equal 100%.

     Group  I Subordinate Principal Distribution Amount:  On  any
     --------------------------------------------------
Distribution Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to Component I-A-1-6-L pursuant to clause
(I)(a)(i)  of the definition of "REMIC II Distribution  Amount"),
(ii) the Group I Subordinate Principal Prepayments Distribution Amount and (iii) the Group I Subordinate Liquidation Amount over
(B) the amounts required to be distributed to Component I-A-1-6-L pursuant to clauses (I)(a)(v) and (I)(a)(vi) of the definition of "REMIC II Distribution Amount" on such Distribution Date, as
applicable.   Any reduction in the Group I Subordinate  Principal
Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, the amount calculated pursuant to clause
(A)(i) of this definition, (ii) second, the amount calculated pursuant to clause (A)(iii) of this definition and (iii) third,
the   amount  calculated  pursuant  to  clause  (A)(ii)  of  this definition. On any Distribution Date, the Group I Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Group I-B-L Regular Interests, and paid in the order of distribution to such
Classes pursuant  to  clause  (I)(a)  of  the  definition
of  "REMIC  II Distribution  Amount",  except  as  otherwise
stated   in   such definition.  Notwithstanding the foregoing,
on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group I-B-L Regular Interests is less than such percentage as of the Closing Date, the pro rata portion of the Group I Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group I-B-L
Regular Interests for which the Subordination Level is less than such percentage as of the Closing Date, and to the Classes of Group I-B-L Regular Interests senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group I-B-L Regular Interests shall be as follows: Class I-B-1-L, Class I-B-2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L and Class I-B-6-L.

     Group   I  Subordinate  Principal  Prepayments  Distribution
     ------------------------------------------------------------
Amount:  On  any  Distribution  Date,  the  Group  I  Subordinate
------
Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to Component I-A-1-6-L pursuant to clause
(I)(a)(i) of the definition of "REMIC II Distribution Amount").

     Group  II Adjusted Lockout Percentage:  For any Distribution
     -------------------------------------
Date occurring prior to the Distribution Date in August 2003, 0%, and for the August 2003 Distribution Date and any Distribution
Date thereafter, the Group II Lockout Percentage.

     Group  II  Certificates:  The  Group  II-A  and  Class  II-X
     -----------------------
Certificates.

     Group  II-A  Certificates: The Class II-A-1,  Class  II-A-2,
     -------------------------
Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-
A-7,  Class  II-A-8, Class II-A-9, Class II-A-10, Class  II-A-11,
Class II-A-12 and Class II-A-13 Certificates.

     Group II-A-L Regular Interests: The Class II-A-1-L, Class II-
     ------------------------------
A-2-L, Class II-A-3-L, Class II-A-4-L, Class II-A-5-L, Class II-A-6-L, Class II-A-7-L, Class II-A-8-L, Class II-A-9-L, Class II-A-11-L, Class II-A-12-L and Class II-A-13-L Regular Interests.

     Group II-L Regular Interests: The Group II-A-L and Class II-
     ----------------------------
X-L Regular Interests.

     Group  II  Loans:   The  Mortgage Loans  designated  on  the
     ----------------
Mortgage Loan Schedule as Group II Loans.

     Group II Lockout Liquidation Amount: The aggregate, for each
     -----------------------------------
Group II Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Group II Lockout Percentage of the Principal Balance of such Mortgage Loan and (ii) the Group II
Lockout Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Group II Lockout Prepayment Percentage on the fifth anniversary of the first Distribution Date and each Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     Group II Lockout Priority Amount: For any Distribution Date,
     --------------------------------
the sum of (i) the Group II Adjusted Lockout Percentage of the Principal Payment Amount for Loan Group II, (ii) the Group II Lockout Prepayment Percentage of the Principal Prepayment Amount for Loan Group II and (iii) the Group II Lockout Liquidation Amount; provided, however that the Group II Lockout Priority Amount for any Distribution Date shall not exceed the excess of the Group II Senior Principal Distribution Amount over $100.

     Group II Lockout Percentage: For any Distribution Date,  the
     ---------------------------
lesser of (a) 100% and (b) the sum of (i) the Class II-A-5 Principal Balance, (ii) the Component II-A-4-1 Principal Balance and (iii) $29,500,000, divided by the aggregate Principal Balance of the Group II Loans, in each case immediately prior to such Distribution Date.

     Group II Lockout Prepayment Percentage: For any Distribution
     --------------------------------------
Date, the product of the Group II Lockout Percentage for such Distribution Date and the applicable Step Down Percentage.

     Group  II  Premium Rate Mortgage Loans:  The Group II  Loans
     --------------------------------------
having Pass-Through Rates in excess of 6.500% per annum.

     Group II Senior Liquidation Amount: The aggregate, for  each
     ----------------------------------
Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group II Senior Percentage of the Principal Balance of such Mortgage Loan, and
(ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group II Senior Percentage: With respect to any Distribution
     --------------------------
Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group II-A Certificates divided by the aggregate Principal Balances of the Group II Loans, in each case immediately prior to the Distribution Date.

     Group  II  Senior  Prepayment Percentage, Group  III  Senior
     ------------------------------------------------------------
Prepayment  Percentage or Group IV Senior Prepayment  Percentage:
----------------------------------------------------------------
(i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first
Distribution Date, each of the Group II Senior Prepayment Percentage, the Group III Senior Prepayment Percentage and the Group IV Senior Prepayment Percentage shall equal 100%; (ii) on any other Distribution Date on which the Group II Senior Percentage for such Distribution Date exceeds the Group II Senior Percentage as of the Closing Date, the Group III Senior Percentage for such Distribution Date exceeds the Group III Senior Percentage as of the Closing Date or the Group IV Senior Percentage for such Distribution Date exceeds the Group IV Senior Percentage as of the Closing Date, then each of the Group II Senior Prepayment Percentage, the Group III Senior Prepayment Percentage and the Group IV Senior Prepayment Percentage shall equal 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, each of the Group II Senior Prepayment Percentage, the Group III Senior Prepayment Percentage and the Group IV Senior Prepayment Percentage shall equal 100%, unless the following tests specified in clauses (a) through (f) are met with respect to each of Loan Group II, Loan Group III and Loan Group IV:

     (a) the mean aggregate Principal Balance of the Group II Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the related Group C-B Component Balance as of such Distribution Date,

     (b) the mean aggregate Principal Balance of the Group III Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the related Group C-B Component Balance as of such Distribution Date,

     (c) the mean aggregate Principal Balance of the Group IV Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the related Group C-B Component Balance as of such Distribution Date,

     (d) cumulative Realized Losses on the Group II Loans allocated to the Group C-B Certificates is less than or equal to (1) for any Distribution Date before the month of  the  sixth  anniversary of the month of  the  first
          Distribution  Date,  30%  of  the  related  Group   C-B
          Component Balance as of the Closing Date, (2)  for  any
          Distribution  Date
          in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the related Group C-B Component Balance as of the Closing Date, (3) for any Distribution Date in
          or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first
          Distribution Date, 40% of the related Group C-B Component Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the related Group C-B Component Balance as of the Closing Date, and (5) for any Distribution Date
          in or after the  month of the ninth   anniversary   of
          the month of the first Distribution Date, 50% of the related Group C-B Component Balance as of the Closing Date,

     (e) cumulative Realized Losses on the Group III Loans allocated to the Group C-B Certificates is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the related Group C-B Component Balance as of the Closing Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the related Group C-B Component Balance as of the Closing Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the related Group C-B Component Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the related Group C-B Component Balance as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first
          Distribution Date, 50% of the related Group C-B Component Balance as of the Closing Date, and

     (f) cumulative Realized Losses on the Group IV Loans allocated to the Group C-B Certificates is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the related Group C-B Component Balance as of the Closing Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the related Group C-B Component Balance as of the Closing Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the related Group C-B Component Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the related Group C-B Component Balance as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first
          Distribution Date, 50% of the related Group C-B Component Balance as of the Closing Date, in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date.

     If on any Distribution Date the allocation to the Group II-L, Group III-L or the Group IV-L Regular Interests (other than the Class III-P-L Regular Interests) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Regular Interests below zero, the Group II Senior Prepayment Percentage, the Group III Senior Prepayment Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class III-P-L Regular Interests will receive the Class III-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class III-P Mortgage Loan.

     Group  II  Senior  Principal Distribution  Amount:  For  any
     -------------------------------------------------
Distribution Date, an amount equal to the sum of (a) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II, (b) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II and (c) the Group II Senior Liquidation Amount.

     Group  II  Subordinate  Percentage:  With  respect  to   any
     ----------------------------------
Distribution  Date, the excess of 100% over the Group  II  Senior
Percentage for such date.

     Group   II   Subordinate  Prepayment  Percentage:   On   any
     ------------------------------------------------
Distribution Date for Loan Group II, the excess of 100% over the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group II-A Certificates has been reduced to zero, then the Group II Subordinate Prepayment Percentage shall equal 100%.

     Group  II  Subordinate  Principal  Prepayments  Distribution
     ------------------------------------------------------------
Amount:  On  any  Distribution Date,  the  Group  II  Subordinate
------
Prepayment Percentage of the Principal Prepayment Amount for Loan
Group II.

     Group  III Certificates: The Class III-A-1, Class III-X  and
     -----------------------
Class III-P Certificates.

     Group  III-L  Regular Interests: The Class III-A-1-L,  Class
     -------------------------------
III-X-L and Class III-P-L Regular Interests.

     Group  III  Loans:   The Mortgage Loans  designated  on  the
     -----------------
Mortgage Loan Schedule as Group III Loans.

     Group  III Premium Rate Mortgage Loans:  The Group III Loans
     --------------------------------------
having Pass-Through Rates in excess of 7.000% per annum.

     Group III Senior Liquidation Amount: The aggregate, for each
     -----------------------------------
Group III Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group III Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction thereof, with respect to any Class III-P Mortgage Loan), and (ii) the Group III Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group   III   Senior  Percentage:  With   respect   to   any
     --------------------------------
Distribution Date, the lesser of (i) 100% and (ii) the Class III-A-1 Principal Balance divided by the aggregate Principal Balance of the Group III Loans (less the Class III-P Principal Balance), in each case immediately prior to the Distribution Date.

     Group  III  Senior Principal Distribution  Amount:  For  any
     -------------------------------------------------
Distribution Date, an amount equal to the sum of (a) the Group III Senior Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount"), (b) the Group III Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount", as applicable) and (c) the Group III Senior Liquidation Amount.

     Group  III  Subordinate  Percentage:  With  respect  to  any
     -----------------------------------
Distribution Date, the excess of 100% over the Group  III  Senior
Percentage for such date.

     Group   III  Subordinate  Prepayment  Percentage:   On   any
     ------------------------------------------------
Distribution Date for Loan Group III, the excess of 100% over the Group III Senior Prepayment Percentage for such Distribution
Date; provided, however, that if the Class III-A-1 Principal Balance has been reduced to zero, then the Group III Subordinate Prepayment Percentage shall equal 100%.

     Group  III  Subordinate  Principal Prepayments  Distribution
     ------------------------------------------------------------
Amount:  On  any  Distribution Date, the  Group  III  Subordinate
------
Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount").

     Group  IV  Certificates: The Class  IV-A-1  and  Class  IV-X
     -----------------------
Certificates.

     Group  IV-L Regular Interests: The Class IV-A-1-L and  Class
     -----------------------------
IV-X-L Regular Interests.

     Group  IV  Loans:   The  Mortgage Loans  designated  on  the
     ----------------
Mortgage Loan Schedule as Group IV Loans.

     Group  IV  Premium Rate Mortgage Loans:  The Group IV  Loans
     --------------------------------------
having Pass-Through Rates in excess of 6.750% per annum.

     Group IV Senior Liquidation Amount: The aggregate, for  each
     ----------------------------------
Group IV Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group IV Senior Percentage of the Principal Balance of such Mortgage Loan, and
(ii) the Group IV Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group IV Senior Percentage: With respect to any Distribution
     --------------------------
Date, the lesser of (i) 100% and (ii) the Class IV-A-1 Principal Balance divided by the aggregate Principal Balance of the Group IV Loans, in each case immediately prior to the Distribution Date.

     Group  IV  Senior  Principal Distribution  Amount:  For  any
     -------------------------------------------------
Distribution Date, an amount equal to the sum of (a) the Group IV Senior Percentage of the Principal Payment Amount for Loan Group IV, (b) the Group IV Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV and (c) the Group IV Senior Liquidation Amount.

     Group  IV  Subordinate  Percentage:  With  respect  to   any
     ----------------------------------
Distribution  Date, the excess of 100% over the Group  IV  Senior
Percentage for such date.

     Group   IV   Subordinate  Prepayment  Percentage:   On   any
     ------------------------------------------------
Distribution Date for Loan Group IV, the excess of 100% over the Group IV Senior Prepayment Percentage for such Distribution Date; provided, however, that if the Class IV-A-1 Principal Balance has been reduced to zero, then the Group IV Subordinate Prepayment Percentage shall equal 100%.

     Group  IV  Subordinate  Principal  Prepayments  Distribution
     ------------------------------------------------------------
Amount:  On  any  Distribution Date,  the  Group  IV  Subordinate
------
Prepayment Percentage of the Principal Prepayment Amount for Loan
Group IV.

     Indirect  DTC Participants: Entities such as banks, brokers,
     --------------------------
dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     Insurance  Proceeds: Amounts paid or payable by the  insurer
     -------------------
under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     Interest Distribution Amount: On any Distribution Date,  for
     ----------------------------
any Class of the REMIC I Regular Interests, the REMIC II Regular Interests (or the Components thereof in the case of the Class I-A-
1-L  Regular Interests) and the Residual Certificates (other than the  Class  R-3 Certificates), the amount of interest accrued  on the respective Class Principal Balance, Component Principal Balance, Class Notional Amount or Component Notional Amount, as applicable, at the related Remittance Rate for such Class or Component during the Prior Period, in each case before giving effect to allocations of Realized Losses for the
Prior Period  or distributions  to be made on such Distribution
Date, reduced by Uncompensated Interest Shortfall, interest shortfalls related to the Relief Act and the interest portion
of  Realized  Losses allocated   to   such  Class  pursuant  to
the  definitions   of "Uncompensated  Interest Shortfall", "Relief
Act"  and  "Realized Loss".   The Interest Distribution Amount for
the Class I-A-20-L, Class II-A-13-L and Class P-L Regular Interests
shall equal zero. The   Interest  Distribution  Amount  for  Component
I-A-1-4-L, Component I-A-1-6-L, Component I-A-21-1-L, Component I-A-21-2-L, Component II-A-4-1-L and Component II-A-4-2-L shall equal zero.

     Interest Transfer Amount: On any Distribution Date for  each
     ------------------------
Undercollateralized Group, an amount equal to one month's interest on the applicable Principal Transfer Amount at 6.500% per annum if the Undercollateralized Group is Loan Group II, at 7.000% per annum if the Undercollateralized Group is Loan Group III and at 6.750% per annum if the Undercollateralized Group is Loan Group IV, plus any shortfall of interest on the Group II-L Regular Interests (if the Undercollateralized Group is Loan Group
II), Group III-L Regular Interests (if the Undercollateralized Group is Loan Group III) or the Group IV-L Regular Interests (if the Undercollateralized Group is Loan Group IV) from prior Distribution Dates, including accrued and unpaid interest on such shortfall at the applicable rate set forth above.

     Investment Account: The commingled account (which  shall  be
     ------------------
commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agencies.

     Investment Depository: Chemical Bank, New York, New York  or
     ---------------------
another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     Junior Subordinate Certificates: The Class I-B-4, Class I-B-
     -------------------------------
5,  Class  I-B-6,  Class  C-B-4,  Class  C-B-5  and  Class  C-B-6
Certificates.

     Lender: An institution from which the Company purchased  any
     ------
Mortgage Loans pursuant to a Selling and Servicing Contract.

     Liquidated  Mortgage Loan: A Mortgage Loan as to  which  the
     -------------------------
Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the REMIC I Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     Liquidation  Principal: The principal portion of Liquidation
     ----------------------
Proceeds received (exclusive of the portion thereof attributable to distributions to Component I-A-1-6-L and the Class P-L Regular Interests pursuant to clauses (I)(a)(i), (I)(c)(i), (II)(a)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount", as applicable) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior

Period.

     Liquidation  Proceeds: Amounts after  deduction  of  amounts
     ---------------------
reimbursable under Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     Loan  Group: Loan Group I, Loan Group II, Loan Group III  or
     -----------
Loan Group IV, as applicable.

     Loan  Group I: The group of Mortgage Loans comprised of  the
     -------------
Group I Loans.

     Loan Group II: The group of Mortgage Loans comprised of  the
     -------------
Group II Loans.

     Loan Group III: The group of Mortgage Loans comprised of the
     --------------
Group III Loans.

     Loan Group IV: The group of Mortgage Loans comprised of  the
     -------------
Group IV Loans.

     Loan-to-Value  Ratio:  The original principal  amount  of  a
     --------------------
Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     Master  Servicer:   The  Company, or any  successor  thereto
     ----------------
appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     Master Servicing Fee: The fee charged by the Master Servicer
     --------------------
for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account, the Investment Account or the Custodial Account for P&I.

     Monthly  P&I  Advance: An advance of  funds  by  the  Master
     ---------------------
Servicer pursuant to Section 4.02 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     Monthly  Payment:  The scheduled payment  of  principal  and
     ----------------
interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     Mortgage:  The  mortgage, deed of trust or other  instrument
     --------
securing a Mortgage Note.

     Mortgaged Property: With respect to any Mortgage Loan, other
     ------------------
than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     Mortgage  File: The following documents or instruments  with
     --------------
respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed to "U.S. Bank National Association, as Custodian/Trustee, without recourse" or "U.S. Bank National Association, as Trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

          (ii) The Buydown Agreement, if applicable;

          (iii)     A Mortgage that is either

          (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "U.S. Bank National Association, as Custodian/Trustee", or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

          (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assign-ment thereof duly executed and acknowledged in recordable form to "U.S. Bank National Association, as Custodian/Trustee" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certi-ficates, Series 1998-6" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

          (iv)      A copy of (a) the title insurance policy,  or
     (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company; and

          (v) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

          (i) the original Mortgage Note endorsed to "U.S. Bank National Association, as Custodian/Trustee", or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv)   The  original  recognition  agreement   by   the
     Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

(x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.
     Mortgage Interest Rate: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Mortgage  Loan Schedule: The schedule, as amended from  time
     -----------------------
to  time,  of Mortgage Loans attached
hereto as Exhibit D, which shall  set  forth  as to each Mortgage
Loan the following, among other things:

          (i)     its loan number,

          (ii)    the address of the Mortgaged Property,

          (iii)   the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v)     the Principal Balance as of the Cut-Off Date,

          (vi)    the  Mortgage Interest Rate borne by the Mortgage
                  Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

          (viii)  the maturity of the Mortgage Note,

          (ix) the Servicing Fee and the Master Servicing Fee, and

          (x)     its Loan Group.

     Mortgage  Loans: With respect to each Cooperative Loan,  the
     ---------------
related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the REMIC I Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     Mortgage  Note:  The note or other evidence of  indebtedness
     --------------
evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: All of the Mortgage Loans.
     -------------

     Mortgagor: The obligor on a Mortgage Note.
     ---------

     Nonrecoverable  Advance: With respect to any Mortgage  Loan,
     -----------------------
any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.03 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     Non-U.S. Person: A Person that is not a U.S. Person.
     ---------------

     OTS:  The  Office  of Thrift Supervision, or  any  successor
     ---
thereto.

     Officer's Certificate: A certificate signed by the  Chairman
     ---------------------
of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     I-PO Fraction: For each I-PO Mortgage Loan, a fraction,  the
     -------------
numerator of which is 6.750% less the Pass-Through Rate on such I-PO Mortgage Loan and the denominator of which is 6.750%.

     I-PO  Mortgage  Loan: Any Group I Loan with  a  Pass-Through
     --------------------
Rate of less than 6.750% per annum.

     Opinion of Counsel: A written opinion of counsel, who  shall
     ------------------
be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     Original Value: With respect to any Mortgage Loan other than
     --------------
a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

     Overcollateralized Group: With respect to Loan Group II,  if
     ------------------------
on any Distribution Date such Loan Group is not an Undercollateralized Group, with respect to Loan Group III, if on any Distribution Date such Loan Group is not an Undercollateralized Group and with respect to Loan Group IV, if on any Distribution Date such Loan Group is not an Undercollateralized Group.

     Ownership   Interest:    With  respect   to   any   Residual
     --------------------
Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Entity:  Any regulated investment company, real
     -------------------
estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

     Pass-Through Rate: For each Mortgage Loan, a rate  equal  to
     -----------------
the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     Paying  Agent:  Any paying agent appointed  by  the  Trustee
     -------------
pursuant to Section 8.12.

     Payoff:  Any  Mortgagor payment of principal on  a  Mortgage
     ------
Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     Payoff  Earnings: For any Distribution Date with respect  to
     ----------------
each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     Payoff Interest: For any Distribution Date with respect to a
     ---------------
Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     Payoff Period: With respect to the first Distribution  Date,
     -------------
the period from the Cut-Off Date through August 14, 1998, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     Percentage Interest:  (a) With respect to the right of  each
     -------------------
Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Certificate (other than the Residual Certificates, any Class of the Class X Certificates, the Class I-A-10, Class I-A-22, Class II-A-10 and Class I-A-1 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to any Class of the Class X Certificates, the Class I-A-10, Class I-A-22 and Class II-A-10 Certificates, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount;

          (iii) with respect to the Class I-A-1 Certificates, its Certificate Principal Balance divided by the applicable Class Principal Balance; provided that if the Class I-A-1
     Principal  Balance  has  been  reduced  to  zero   but   the
     respective Component Notional Amounts thereof are greater than zero, the Certificate Principal Balance immediately
     prior   to  the  Distribution  Date  when  the  Class  I-A-1
     Principal Balance was reduced to zero divided by the Class I-A-1 Principal Balance as such time; and

          (iv) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03,
"Percentage   Interest"  shall  mean  the  percentage   undivided
beneficial interest evidenced by such Certificate in REMIC III, which for purposes of such rights only shall equal:

     (A) if the Class I-A-1 Principal Balance is greater than zero or if the Class I-A-1 Principal Balance and the Component
Notional Amounts of Component I-A-1-1 and Component I-A-1-5 have all been reduced to zero;

          (i) with respect to any Certificate (other than any Class of the Class X Certificates, the Class I-A-10, Class I-A-22, Class II-A-10 and Class R-3 Certificates), the product of (x) ninety-three percent (93%) and (y) the percentage calculated by dividing its Certificate Principal Balance by
     the   Aggregate   Certificate  Principal  Balance   of   the
     Certificates; provided, however, that the percentage in (x) above shall be increased by one percent (1%) upon each
     retirement   of   the   Certificates   referenced   in   the
     parenthetical above (other than the Class R-3 Certificates);

          (ii) with respect to any of Class of the Class X Certificates, the Class I-A-10, Class I-A-22 and Class II-A-10 Certificates, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

          (iii)     with respect to the Class R-3 Certificates, zero; or

     (B) if the Class I-A-1 Principal Balance has been reduced to zero but the Component Notional Amounts of Component I-A-1-1 and Component I-A-1-5 are greater than zero;

          (i) with respect to any Certificate (other than any Class of the Class X Certificates, the Class I-A-1, Class I-A-10, Class I-A-22, Class II-A-10 and Class R-3 Certificates), the product of (x) ninety-two percent (92%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificates; provided, however, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Certificates referenced in the parenthetical above (other than the Class R-3 Certificates);

          (ii) with respect to any of Class of the Class X Certificates, the Class I-A-1, Class I-A-10, Class I-A-22 and Class II-A-10 Certificates, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph
     (a)(ii) of this definition (with the "Class Notional Amount" of the Class I-A-1 Certificates equal to the sum of the Component Notional Amounts of the Components thereof); and

     (iii)     with respect to the Class R-3 Certificates, zero.

     Permitted  Transferee:  With  respect  to  the  holding   or
     ---------------------
ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax im-posed by Section 511 of the Code on unrelated business taxable income),(iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C),(v) any "electing large partnership" as defined in Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5)of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I, REMIC II or REMIC III, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     Person:   Any  individual,  corporation,  limited  liability
     ------
company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Planned Principal Balance: The amount set forth in the table
     -------------------------
attached as Appendix A to the Prospectus, for the applicable Distribution Date, for the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-17 and Class I-A-20 Certificates, and for the Segment P Group and the combined amount set forth for the Class I-A-7 Certificates and Component I-A-1-2, which amount shall also constitute the "Planned Principal Balance" for the Corresponding Classes and Corresponding Components.

     Prepaid Monthly Payment: Any Monthly Payment received  prior
     -----------------------
to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     Primary  Insurance  Policy: A policy  of  mortgage  guaranty
     --------------------------
insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

     Principal Balance: Except as used in Sections 2.02, 3.09 and
     -----------------
9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     For purposes of the definition of Purchase Price and as used in Sections 2.02, 3.09 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the REMIC I Trust Fund, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     Principal  Payment: Any payment of principal on  a  Mortgage
     ------------------
Loan other than a Principal Prepayment.

     Principal Payment Amount: On any Distribution Date  and  for
     ------------------------
any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     Principal Prepayment: Any payment of principal on a Mortgage
     --------------------
Loan which constitutes a Payoff or a Curtailment.

     Principal  Prepayment Amount: On any Distribution  Date  and
     ----------------------------
for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Curtailments received during the Prior Period from such Mortgage Loans and (ii) Payoffs received during the Payoff Period from such Mortgage Loans.

     Principal Transfer Amount: On any Distribution Date for each
     -------------------------
Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the Class A-L Regular Interests of such Undercollateralized Group over the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (less with respect to Loan Group III the Class III-P Fraction of any Class III-P Mortgage Loans in Loan Group III).

     Prior  Period: The calendar month immediately preceding  any
     -------------
Distribution Date.

     Priority  Rule:  With respect to distributions of  principal
     --------------
to the Segment T Group or the Segment P Group, such distributions shall occur in the following manner: concurrently, 26.6666655619% to the Class I-A-12-L Regular Interests and 73.3333344381% to the Class I-A-19-L Regular Interests, until the Class I-A-12-L Principal Balance and Class I-A-19-L Principal Balance have each been reduced to zero.

     Pro  Rata Allocation: (i) With respect to losses on Group  I
     --------------------
Loans, the allocation of the principal
portion of Realized Losses to the outstanding Group I-L Regular Interests (other than Component I-A-1-6-L), pro rata according to their respective
Class or Component Principal Balances, in reduction of their respective Class or Component Principal Balances (except if the loss is recognized with respect to a I-PO Mortgage Loan, in which case the I-PO Fraction of such loss will first be allocated to
Component I-A-1-6-L, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to the outstanding Group I-L Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class or Component in reduction thereof, and then in reduction of their respective Class or Component Principal Balances (other than the Class I-A-20-L and Class I-A-
21-L   Regular  Interests  and  Component  I-A-1-6-L);  provided,
however  that  all  Realized  Losses  that  would  otherwise   be
allocable to the Class I-A-1-L Regular Interests (other than Component I-A-1-6-L) will instead be allocated to the Class I-A-23-L Regular Interests until the Class I-A-23-L Principal Balance has been reduced to zero; and (ii) with respect to losses on Group II Loans, Group III Loans and Group IV Loans, the allocation of the principal portion of Realized Losses relating to a Group II Loan, Group III Loan or Group IV Loan to all Classes of the Group II-L, Group III-L, Group IV-L and Group C-B-
L  Regular  Interests  (other  than  the  Class  III-P-L  Regular
Interests) pro rata according to their respective Class or Component Principal Balances (except if the loss is recognized with respect to a Class III-P Mortgage Loan, in which case the applicable Class III-P Fraction of such loss will first be allocated to the Class III-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to all Classes of the Group II-L, Group III-L, Group IV-L and Group C-B-
L Regular Interests pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof and then in reduction of their related Class Principal Balances (other than the Class II-A-4-L, Class II-A-13-L and Class III-P-L Regular Interests). Any losses allocated among all Classes and Components of REMIC II Regular Interests pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Classes and Corresponding Components in the
same manner and amounts as they reduce such attributes of the Corresponding Class and Corresponding Components of REMIC II Regular Interests; provided, however, that (i) the interest portion of such losses allocated to the Class I-A-2-L, Class I-A-3-L, Class I-A-4-L, Class I-A-5-L, Class I-A-6-L, Class I-A-7-L, Class I-A-17-L and Class I-A-22-L Regular Interests and Component I-A-1-2-L and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-10, Class I-A-17 and Class I-A-22 Certificates and Component I-A-1-1 and Component I-A-1-2 in reduction of the distribution to such Certificates and Components pursuant to the distributions set
forth  in  clause  (a)(iv)  of  the  definition  of  "REMIC   III
Distribution Amount", pro rata according to the allocation set forth in such definition, (ii) the interest portion of such losses allocated to the Class II-A-9-L Regular Interests and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class II-A-9 and Class II-A-10 Certificates in reduction of the distribution to such Certificates pursuant to the distributions set forth in clause (b)(ii) of the definition of "REMIC III Distribution Amount", pro rata according to the allocation set forth in such definition, and (iii) the interest portion of such losses allocated to the Class I-A-8-L Regular Interests and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class I-A-8 and Class I-A-24
Certificates   in   reduction  of  the   distribution   to   such
Certificates  pursuant to the distributions set forth  in  clause
(b)(v) of the definition of "REMIC III Distribution Amount", pro rata according to the allocation set forth in such definition.

     Prospectus:   The Prospectus, dated June 24, 1998,  and  the
     ----------
Prospectus Supplement, dated July 28, 1998, of the Company.

     Purchase  Obligation:  An  obligation  of  the  Company   to
     --------------------
repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or Section 2.03.

     Purchase  Price:  With respect to any Mortgage  Loan  to  be
     ---------------
purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to
Section 2.03, or more than two years after the Closing Date under
Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     Qualified  Insurer:  A mortgage guaranty  insurance  company
     ------------------
duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

     Rating   Agency:  Initially,  each  of  S&P  and   DCR   and
     ---------------
thereafter,   each   nationally  recognized  statistical   rating
organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     Ratings:  As  of any date of determination, the ratings,  if
     -------
any, of the Certificates as assigned by the Rating Agencies.

     Realized  Loss: For any Distribution Date, with  respect  to
     --------------
any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses shall be allocated to the REMIC I Regular Interests as follows: The interest portion of Realized Losses, if any, shall be allocated among the Classes of REMIC I Regular Interests related to such Loan Group pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof (i.e. the "related" Loan Group for the Class Z-1, Class Y-1 and Class II-X-M Regular Interests is Loan Group II). Any interest portion of Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The applicable Class P Fraction of any principal portion of Realized Losses attributable to a Class P Mortgage Loan in the Loan Group shall be allocated to the related Class P-M Regular Interests in reduction of the principal balance thereof. The remainder of the principal portion of Realized Losses shall be allocated, first, to the Class Y Regular Interests related to the Loan Group to the extent of the applicable Class Y Principal Reduction Amount in reduction of the Class Principal Balance of such Regular Interests and, second, the remainder, if any, of such principal portion of Realized Losses shall be allocated to the related Class Z Regular Interests in reduction of the Class Principal Balance thereof.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses allocated to any Class and Component of REMIC II Regular Interests shall also be allocated to the Corresponding Classes and Corresponding Components of Certificates and applied to reduce the Class Principal Balance for such Class of Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of REMIC II Regular Interests; provided, however, that the allocation of the interest portion of such losses is subject to the proviso contained in the last sentence of the definition of "Pro Rata Allocation" herein.

     Except for Special Hazard Losses in excess of Group I Special Hazard Coverage, Fraud Losses in excess of Group I Fraud Coverage and Bankruptcy Losses in excess of Group I Bankruptcy Coverage, Realized Losses with respect to the Group I Loans shall be allocated among the Group I-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class I-B-6-L Regular Interests, until the Class I-B-6-L Principal Balance has been reduced to zero, (b) second, to the Class I-B-5-L Regular Interests, until the Class I-B-5-L Principal Balance has been reduced to zero, (c) third, to the Class I-B-4-L Regular Interests, until the Class I-B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class I-B-3-L Regular Interests, until the Class I-B-3-L Principal Balance has been reduced to zero, (e) fifth, to the Class I-B-2-L Regular Interests, until the Class I-B-2-L Principal Balance has been reduced to zero, (f) sixth, to the Class I-B-1-L Regular Interests, until the Class I-B-1-L Principal Balance has been reduced to zero, and (g) seventh, to the Group I-A-L Regular Interests and the Residual Certificates, pro rata according to their Class Principal Balances (or Component Principal Balances in the case of Component I-A-1-2-L, Component I-A-1-3-L and Component I-A-1-4-L) in reduction of their respective Class or Component Principal Balances, as applicable; provided, however, that if the loss is recognized with respect to a I-PO Mortgage Loan, the I-PO Fraction of such loss will first be allocated to Component I-A-1-6-L and the remainder of such loss will be allocated as set forth above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class I-B-6-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-6-L Principal Balance, (b) second, to the Class I-B-5-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-5-L Principal Balance, (c) third, to the Class I-B-4-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-4-L Principal Balance, (d) fourth, to the Class I-B-3-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-3-L Principal Balance, (e) fifth, to the Class I-B-2-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-2-L Principal Balance, (f) sixth, to the Class I-B-1-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-1-L Principal Balance, and (g) seventh, to the Group I-A-L Regular Interests (other than the Class I-A-20-L and Class I-A-21-L Regular Interests), the Class I-X-L Regular Interests and the Residual Certificates pro rata according to accrued but unpaid interest on such Classes (or in the case of the Class I-A-1-L

Regular Interests, the interest bearing Components thereof) and then pro rata according to their Class Principal Balances (or Component Principal Balances, in the case of Component I-A-1-2-L and Component I-A-1-3-L) in reduction of their respective Class or Component Principal Balances, as applicable; provided, however that all Realized Losses allocated to principal and interest that would otherwise be allocable to the Class I-A-1-L Regular Interests (other than Component I-A-1-6-L thereof) shall be allocated instead to the Class I-A-23-L Regular Interests, until the Class I-A-23-L Principal Balance has been reduced to zero.

     Except for Special Hazard Losses in excess of the Combined Special Hazard Coverage, Fraud Losses in excess of the Combined Fraud Coverage and Bankruptcy Losses in excess of the Combined Bankruptcy Coverage, Realized Losses with respect to the Group II Loans, the Group III Loans and the Group IV Loans shall be
allocated  among  the Group II-L, Group III-L,  Group  IV-L   and
Group C-B-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class C-B-6-L Regular Interests, until the Class C-B-6-L Principal Balance has been reduced to zero, (b) second, to the Class C-B-5-L Regular Interests, until the Class C-B-5-L Principal Balance has been reduced to zero, (c) third, to the Class C-B-4-L Regular Interests, until the Class C-B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class C-B-3-L Regular Interests, until the Class C-B-3-L Principal Balance has been reduced to zero, (e) fifth, to the
Class   C-B-2-L  Regular  Interests,  until  the  Class   C-B-2-L
Principal  Balance has been reduced to zero, (f)  sixth,  to  the
Class   C-B-1-L  Regular  Interests,  until  the  Class   C-B-1-L
Principal  Balance has been reduced to zero and (g)  seventh,  to
(I) the Group II-A-L Regular Interests, (II) the Class III-A-1-L Regular Interests or (III) the Class IV-A-1-L Regular Interests,
as   applicable,   pro  rata,  according  to   their   respective
Class Principal Balances (or Component Principal Balances in  the
case  of  Component  II-A-4-1-L  and  Component  II-A-4-2-L)   in
reduction thereof; provided, however, that if the loss is recognized with respect to a Class III-P Mortgage Loan, the Class III-P Fraction of such loss will first be allocated to the Class III-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class C-B-6-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-6-L Principal Balance, (b) second, to the Class C-B-5-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-5-L Principal Balance, (c) third, to the Class C-B-4-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-4-L Principal Balance, (d) fourth, to the Class C-B-3-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-3-L Principal Balance, (e) fifth, to the Class C-B-2-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-2-L Principal Balance, (f) sixth, to the Class C-B-1-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-1-L Principal Balance, and (g) seventh, to (I) the Group II-A-L Regular Interests (other than the Class II-A-4-L and Class II-A-13-L Regular Interests) and the Class II-X-L Regular Interests,
(II) the Class III-A-1-L Regular Interests and the Class III-X-L Regular Interests or (III) the Class IV-A-1-L Regular Interests and the Class IV-X-L Regular Interests, as applicable, pro rata according to accrued but unpaid interest on such Classes of REMIC II Regular Interests and then in reduction of the Class Principal Balances of the Group II-A-L (other than the Class II-A-4-L and Class II-A-13-L Regular Interests), the Class III-A-1-L Regular Interests or the Class IV-A-1-L Regular Interests, as applicable; provided that, in the case of clause (i)(g) and (ii)(g) of this paragraph, losses on Group II Loans will only be allocated to the Group II-L Regular Interests, losses on Group III

Loans will only be allocated to the Group III-L Regular Interests and losses on Group IV Loans will only be allocated to the Group IV-L Regular Interests.

     Special Hazard Losses on Group I Loans in excess of the Group I Special Hazard Coverage, Fraud Losses on Group I Loans in excess of the Group I Fraud Coverage, and Bankruptcy Losses on Group I Loans in excess of the Group I Bankruptcy Coverage shall be allocated among the Group I-L Regular Interests by Pro Rata Allocation.

     Special Hazard Losses on Group II Loans, Group III Loans and Group IV Loans in excess of the Combined Special Hazard Coverage, Fraud Losses on Group II Loans, Group III Loans and Group IV Loans in excess of the Combined Fraud Coverage, and Bankruptcy Losses on Group II Loans, Group III Loans and Group IV Loans in excess of the Combined Bankruptcy Coverage shall be allocated among the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests by Pro Rata Allocation.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group I-L Regular Interests exceeds the aggregate principal balance of the Group I Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC II Available Distribution Amount for the Group I-L Regular Interests, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC II Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group I-B-L Regular Interests, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests exceeds the aggregate principal balance of the Group II Loans, the Group III Loans and the Group IV Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC II Available Distribution Amount for the Group II-L, Group III-L and Group IV-L Regular Interests, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC II Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group C-B-L Regular Interests, in reduction of the Class Principal Balance thereof.

     Record  Date: The last Business Day of the month immediately

     ------------
preceding the month of the related Distribution Date.

     Regular  Interest Group: Any of the Group I-L,  Group  II-L,
     -----------------------
Group III-L, Group IV-L and Group C-B-L Regular Interests.

     Regular Interests: (i) With respect to REMIC I, the REMIC  I
     -----------------
Regular  Interests, (ii) with respect to REMIC II, the  REMIC  II
Regular Interests and (iii) with respect to the REMIC III, the Certificates (other than the Residual Certificates).

     Relief Act:  The Soldiers' and Sailors' Civil Relief Act  of
     ----------
1940, as amended.

     Interest shortfalls related to the Relief Act for Loan Group I shall be allocated to the Group I-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group II shall be allocated to the Group II-L Regular Interests and the portion of the Group C-B-L Regular Interests that derives its Interest Distribution Amount from the Group II Loans pro rata according to the amount of the Interest Distribution Amount to which each such Class (or portion thereof) would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group III shall be allocated to the Group III-L Regular Interests and the portion of the Group C-B-L Regular Interests that derives its Interest Distribution Amount from the Group III Loans pro rata according to the amount of the Interest Distribution Amount to which each such Class (or portion thereof) would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group IV shall be allocated to the Group IV-L Regular Interests and the portion of the Group C-B-L Regular Interests that derives its Interest Distribution Amount from the Group IV Loans pro rata according to the amount of the Interest Distribution Amount to which each such Class (or portion thereof) would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group II shall be allocated to the Class II-X-M, Class Y-1 and Class Z-1 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group III shall be allocated to the Class III-X-M, Class Y-2 and Class Z-2 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group IV shall be allocated to the Class IV-X-M, Class Y-3 and Class Z-3 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group I shall be allocated to the Class W, Class I-X-M and Class I-P-M Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     REMIC:  A real estate mortgage investment conduit,  as  such
     -----
term is defined in the Code.

     REMIC  Provisions: Sections 860A through 860G of  the  Code,
     -----------------
related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMIC  I:  The segregated pool of assets consisting  of  the
     --------
REMIC I Trust Fund conveyed in trust to the Trustee for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders pursuant to Section 2.01, with respect to which a separate REMIC election is to be made.

     REMIC I Available Distribution Amount:  With respect to each
     -------------------------------------
Loan Group on any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

          (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Mortgage Loans in such Loan Group which have been liquidated and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

               (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

               (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

               (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such
          Determination Date, which interest shall not be included in the calculation of the REMIC I Available Distribution Amount for any Distribution Date;

               (d) Insurance Proceeds and Liquidation Proceeds received on such Mortgage Loans after the Prior Period;

               (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master
          Servicer pursuant to the terms of this Agreement;

               (f) the sum of the Master Servicing Fee and the Servicing Fee for each such Mortgage Loan; and

               (g)  Excess Liquidation Proceeds;

          (2)  the sum, to the extent not previously distributed,
     of   the  following  amounts,  to  the  extent  advanced  or
     received, as applicable, by the Master Servicer:

               (a)   any  Monthly P&I Advance made by the  Master
          Servicer   to   the  Trustee  with  respect   to   such
          Distribution Date relating to such Mortgage Loans; and

               (b)  Compensating Interest; and

          (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.02 and Section 2.03 or any permitted repurchase of a Mortgage Loan.

     REMIC I Distribution Amount: For any Distribution Date,  the
     ---------------------------
REMIC I Available Distribution Amount shall be distributed to the REMIC I Regular Interests and the Class R-1 Certificates in the following amounts and priority:

     (a)   To  the  extent of the REMIC I Available  Distribution
Amount for Loan Group I:

           (i) first, to the Class I-P-M Regular Interests, the aggregate for all of the I-PO Mortgage Loans of the product for each I-PO Mortgage Loan of the applicable I-PO Fraction and the sum of (x) scheduled payments of principal on such I-PO Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date,
     (y) the principal portion received in respect of such I-PO Mortgage Loan during the Prior Period of (1) Curtailments,
     (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such I-PO Mortgage Loan during the Payoff Period;

          (ii) second, to the Class W and Class I-X-M Regular Interests and the Class R-1 Certificates, concurrently, the Interest Distribution Amounts for such Classes of Regular Interests and Certificates remaining unpaid from previous Distribution Dates;

          (iii) third, to the Class W and Class I-X-M Regular Interests and the Class R-1 Certificates, concurrently, the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date;

          (iv) fourth, to the Class R-1 Certificates, until the Class R-1 Principal Balance has been reduced to zero;

          (v) fifth, to the Class W Regular Interests, until the Class W Principal Balance has been reduced to zero; and

          (vi) sixth, to the Class R-1 Certificates, the Residual
     Distribution  Amount for Loan Group I for such  Distribution
     Date.

     (b)      To the extent of the REMIC I Available Distribution
Amount for Loan Group II:

             (i) first, to the Class II-X-M, Class Y-1 and Class Z-1 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

             (ii) second, to the Class II-X-M, Class Y-1 and Class Z-1 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

             (iii)  third, to the Class Y-1 and Class Z-1 Regular
    Interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively;
    and

            (iv) fourth, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group II for such
     Distribution Date.

     (c)  To  the  extent  of the REMIC I Available  Distribution
Amount for Loan Group III:

              (i) first, to the Class III-P-M Regular Interests, the aggregate for all of the Class III-P
    Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and
    (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

             (ii) second, to the Class III-X-M, Class Y-2 and Class Z-2 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

             (iii) third, to the Class III-X-M, Class Y-2 and Class Z-2 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

             (iv)  fourth,  to the Class Y-2  and  Class  Z-2
    Regular  Interests, the Class Y-2 Principal  Distribution
    Amount and the Class Z-2 Principal Distribution Amount, respectively; and

          (iv) fifth, to the Class R-1 Certificates, the Residual
     Distribution Amount for Loan Group III for such Distribution
     Date.

     (d)  To  the  extent  of the REMIC I Available  Distribution
Amount for Loan Group IV:

             (i) first, to the Class IV-X-M, Class Y-3 and Class Z-3 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

             (ii) second, to the Class IV-X-M, Class Y-3 and Class Z-3 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

             (iii)  third,  to the Class Y-3  and  Class  Z-3
    Regular  Interests, the Class Y-3 Principal  Distribution
    Amount and the Class Z-3 Principal Distribution Amount, respectively; and

          (iv)  fourth,  to  the  Class  R-1  Certificates,   the
     Residual  Distribution Amount for Loan  Group  IV  for  such
     Distribution Date.

     REMIC  I  Regular Interest: The Classes of Regular Interests
     --------------------------
in the REMIC I Trust Fund designated as "regular interests" in the table titled "REMIC I Trust Fund" in the Preliminary
Statement hereto.

     REMIC I Trust Fund: The corpus of the trust created pursuant
     ------------------
to Section 2.01 of this Agreement. The REMIC I Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I or Custodial Account for Reserves related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     REMIC  II: The segregated pool of assets consisting  of  the
     ---------
REMIC II Trust Fund conveyed in trust to the Trustee for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Certificateholders pursuant to Section 2.05, with respect to which a separate REMIC election is to be made.

     REMIC II Available Distribution Amount: With respect to  the
     --------------------------------------
Group I-L Regular Interests, on any Distribution Date, the aggregate of all distributions with respect to the Class I-X-M, Class I-P-M and

Class W Regular Interests. With respect to the Group II-L Regular Interests, on any Distribution Date, the aggregate of all distributions with respect to the Class II-X-M, Class Y-1 and Class Z-1 Regular Interests. With respect to the
Group III-L Regular Interests, on any Distribution Date, the aggregate of all distributions with respect to the Class III-X-M, Class III-P-M, Class Y-2 and Class Z-2 Regular Interests. With respect to the Group IV-L Regular Interests, on any Distribution Date, the aggregate of all distributions with respect to the Class IV-X-M, Class Y-3 and Class Z-3 Regular Interests.

     REMIC II Distribution Amount: (I) For any Distribution  Date
     ----------------------------
prior to the Group I Credit Support Depletion Date or the Combined Credit Support Depletion Date, as applicable, the REMIC II Available Distribution Amount shall be distributed to the REMIC II Regular Interests in the following amounts and priority:

     (a) With respect to the Group I-L Regular Interests and the Class R-2 Certificates, on any Distribution Date prior to the Group I Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

           (i) first, to Component I-A-1-6-L, the aggregate for all I-PO Mortgage Loans of the product for each I-PO Mortgage Loan of the applicable I-PO Fraction and the sum of
     (x) scheduled payments of principal on such I-PO Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date,
     (y) the principal portion received in respect of such I-PO Mortgage Loan during the Prior Period of (1) Curtailments,
     (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such I-PO Mortgage Loan during the Payoff Period;

          (ii) second, to the Group I-A-L Regular Interests entitled to interest, the Class I-X-L and Class R-3-L Regular Interests and the Class R-2 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts; provided, however, that (A) on or before the Class I-A-9 Accretion Termination Date, the amount that would otherwise be payable to the Class I-A-9-L Regular Interests pursuant to this clause
     (I)(a)(ii) will be paid instead as principal as set forth in clause (I)(a)(iii)(b) of this definition of "REMIC II Distribution Amount", (B) on or before the Class I-A-18 Accretion Termination Date, the amount that would otherwise be payable to the Class I-A-18-L Regular Interests pursuant to this clause (I)(a)(ii) will be paid instead as principal as set forth in clause (I)(a)(iii)(c) of this definition of "REMIC II Distribution Amount", (C) on or before the Component I-A-1-2 Accretion Termination Date, the amount that would otherwise be payable to Component I-A-1-2-L pursuant to this clause (I)(a)(ii) will be paid instead as principal as set forth in clause (I)(a)(iii)(d) of this definition of "REMIC II Distribution Amount" and (D) on or before the Component I-A-1-3 Accretion Termination Date, the amount that would otherwise be payable to Component I-A-1-3-L pursuant to this clause
     (I)(a)(ii) will be paid instead as principal as set forth in clause (I)(a)(iii)(e) of this definition of "REMIC II Distribution Amount";

          (iii)     third,

               (a) to the Group I-A-L Regular Interests entitled to interest, the Class I-X-L and Class R-3-L Regular Interests and the Class R-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts provided, however, that (A) on or before the Class I-A-9 Accretion Termination Date, the amount that would otherwise be payable to the Class I-A-9-L Regular Interests pursuant to this clause (I)(a)(iii)(a) will be paid instead as principal as set forth in clause
          (I)(a)(iii)(b) of this definition of "REMIC II Distribution Amount", (B) on or before the Component I-A-1-3 Accretion Termination Date, the amount that would otherwise be payable to Component I-A-1-3-L pursuant to this clause (I)(a)(iii)(a) will be paid instead as principal as set forth in clause (I)(a)(iii)(c) of this definition of "REMIC II Distribution Amount", (C) on or before the Component I-A-1-2 Accretion Termination Date, the amount that would otherwise be payable to Component I-A-1-2-L pursuant to this clause
          (I)(a)(iii)(d) will be paid instead as principal as set forth in clause (I)(a)(iii)(d) of this definition of "REMIC II Distribution Amount", (D) on or before the Class I-A-18 Accretion Termination Date, the amount that would otherwise be payable to the Class I-A-18-L Regular Interests pursuant to this clause
          (I)(a)(iii)(a) will be paid instead as principal as set forth in clause (I)(a)(iii)(e) of this definition of "REMIC II Distribution Amount"; and

               (b)   on  or  before  the  Class  I-A-9  Accretion
          Termination Date, the Class I-A-9 Accrual Amount, as principal, as follows:

                    (1) first, to the Class I-A-8-L Regular Interests and the Segment T Group (in accordance with the Priority Rule), pro rata, to the extent necessary to reduce the Class I-A-8-L Principal Balance and the Segment T Principal Balance to their respective Targeted Principal Balances for such Distribution Date;

                    (2)   second, to the Component I-A-1-3-L,  to
               the extent necessary to reduce the Component I-A-1-3-L Principal Balance to its Targeted Principal
               Balance for such Distribution Date;  and

                    (3)   third,  to  the Class  I-A-9-L  Regular
               Interests,  until  the  Class  I-A-9-L   Principal
               Balance has been reduced to zero;

               (c)   on or before the Component I-A-1-3 Accretion
          Termination Date, the Component I-A-1-3 Accrual Amount, as principal, as follows:

                    (1) first, to the Class I-A-8-L Regular Interests and the Segment T Group (in accordance with the Priority Rule), pro rata, to the extent necessary to reduce the Class I-A-8-L Principal Balance and the Segment T Principal Balance to their respective Targeted Principal Balances for such Distribution Date (after taking into account the distribution of the Class I-A-9 Accrual Amount); and

                    (2)   second,  to Component I-A-1-3-L,  until
               the Component I-A-1-3-L Principal Balance has been reduced to zero;

                 (d) on or before the Component I-A-1-2 Accretion
          Termination Date, the Component I-A-1-2 Accrual Amount, as principal, as follows:

                    (1)   first,  to  the Class  I-A-7-L  Regular
               Interests,  until  the  Class  I-A-7-L   Principal
               Balance has been reduced to zero; and

                      (2)  second, to Component I-A-1-2-L,  until
               the Component I-A-1-2-L Principal Balance has been reduced to zero;

               (e)   on  or  before  the Class  I-A-18  Accretion
          Termination Date, the Class I-A-18 Accrual Amount, as principal, as follows:

                    (1) first, to the Class I-A-15-L Regular Interests and Component I-A-21-1-L, pro rata, to the extent necessary to reduce the Class I-A-15-L Principal Balance and the Component I-A-21-1-L
               Principal Balance to their respective Targeted Principal Balances for such Distribution Date; and

                      (2)  second, to the Class I-A-18-L  Regular
               Interests,  until  the  Class  I-A-18-L  Principal
               Balance has been reduced to zero;

          (iv) fourth, to the Group I-A-L and Class R-3-L Regular
     Interests and the Class R-2 Certificates, as principal, the Group II Senior Principal Distribution Amount, as follows;

                (a) 65.0000001650%, sequentially, as follows:

                    (1) first, sequentially, to the Class I-A-2-L, Class I-A-3-L, Class I-A-4-L, Class I-A-5-L and Class I-A-6-L Regular Interests, in that order, to the extent necessary to reduce their respective Class Principal Balances to their respective Planned Principal Balances for such Distribution Date;

                    (2) second, sequentially, to the Class I-A-7-L regular Interests and Component I-A-1-2-L, to the extent necessary to reduce the aggregate of their Class and Component Principal Balances to their combined Planned Principal Balance for such Distribution Date, as follows:

                         (A)  first, to the Class I-A-7-L Regular
                    Interests, until the Class I-A-7-L  Principal
                    Balance has been reduced to zero;

                         (B)   second,  to  Component  I-A-1-2-L,
                    until   the   Component  I-A-1-2-L  Principal
                    Balance has been reduced to zero:

                     (3) third, concurrently, until the Component
               I-A-1-4-L Principal Balance has been reduced to zero, as follows:

                         (A)  3.5714291340% to Component I-A-1-4-
                    L; and

                         (B)   96.4285708660%,  sequentially,  as
                    follows:

                              (v)   first,  to the Class  I-A-8-L
                         Regular  Interests  and  the  Segment  T
                         Group  (in accordance with the  Priority
                         Rule), pro rata, to the extent necessary to reduce the Class I-A-8-L Principal Balance and the Segment T Principal Balance to their respective Targeted Principal Balances for such Distribution Date;

                              (w)   second, to Component I-A-1-3-
                         L, to the extent necessary to reduce the Component I-A-1-3-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                              (x)   third,  to the Class  I-A-9-L
                         Regular Interests, until the Class I-A-9-
                         L Principal Balance has been reduced to zero;

                              (y)   fourth, to the Class  I-A-8-L
                         Regular  Interests  and  the  Segment  T
                         Group  (in accordance with the  Priority
                         Rule), pro rata, until the Class I-A-8-L
                         Principal  Balance  and  the  Segment  T
                         Principal Balance have been reduced to zero; and

                              (z)  fifth, to Component I-A-1-3-L,
                         until  the Component I-A-1-3-L Principal
                         Balance has been reduced to zero; and

                     (4) fourth, sequentially, to the Class I-A-2-
               L, Class I-A-3-L, Class I-A-4-L, Class I-A-5-L, Class I-A-6-L, Class I-A-7-L Regular Interests and Component I-A-1-2-L, in that order, until their respective Class or Component Principal Balances have each been reduced to zero;

               (b)  34.9999998350%, sequentially, as follows:

                    (1) first, to the Class I-A-16-L and Class I-A-23-L Regular Interests, pro rata, an amount, up to the amount of the Group I Lockout Priority Amount for such Distribution Date, until the Class Principal

               Balances of the Class I-A-16-L and Class I-A-23-L
               Regular Interests have each been  reduced to zero;

                    (2)  second, concurrently, until the Class I-
               A-11-L Principal Balance has been reduced to zero, as follows:

                         (A)  60.6589684588%, sequentially as follows

                              (x)   first, sequentially,  to  the
                         Class R-2 Certificates and the Class R-3-
                         L  Regular  Interests,  in  that  order,
                         until   the  Class  Principal   Balances
                         thereof have been reduced to zero; and

                              (y)   second, to the Class I-A-11-L
                         Regular Interests; and

                         (B)   39.3410315412%,  sequentially,  as
                    follows:

                              (t)   first, to the Class  I-A-20-L
                         Regular  Interests  and  the  Segment  P
                         Group  (in accordance with the  Priority
                         Rule), pro rata, to the extent necessary
                         to  reduce  the Class I-A-20-L Principal
                         Balance  and  the  Segment  P  Principal
                         Balance   to  their  respective  Planned
                         Principal Balances for such Distribution
                         Date;

                              (u)   second, to the Class I-A-17-L
                         Regular   Interests,   to   the   extent
                         necessary  to reduce the Class  I-A-17-L
                         Principal   Balance   to   its   Planned
                         Principal  Balance for such Distribution
                         Date;

                              (v)   third, to the Class  I-A-15-L
                         Regular Interests and Component I-A-21-1-
                         L,  pro rata, to the extent necessary to
                         reduce   the  Class  I-A-15-L  Principal
                         Balance  and  the  Component  I-A-21-1-L
                         Principal  Balance to  their  respective
                         Targeted  Principal  Balances  for  such
                         Distribution Date;

                              (w)   fourth, to the Class I-A-18-L
                         Regular Interests, until the Class  I-A-
                         18-L Principal Balance has been reduced to zero;

                              (x)   fifth, to the Class  I-A-15-L
                         Regular Interests and Component I-A-21-1-
                         L,  pro  rata, until the Class  I-A-15-L
                         Principal Balance and the Component I-A-
                         21-1-L Principal Balance have each been reduced to zero;

                              (y)   sixth, to the Class  I-A-20-L
                         Regular  Interests  and  the  Segment  P
                         Group  (in accordance with the  Priority
                         Rule), pro rata, until the Class I-A-20-
                         L  Principal Balance and the  Segment  P
                         Principal Balance have each been reduced to zero; and

                              (z)  seventh, to the Class I-A-17-L
                         Regular Interests, until the Class  I-A-
                         17-L Principal Balance has been reduced to zero;

                    (3)  third, concurrently, until the Component
               I-A-21-2-L Principal Balance has been reduced to zero, as follows:

                         (A)  3.5714311771%, to Component I-A-21-
                    2-L; and

                         (B)   96.4285688229%,  sequentially,  as
                    follows:

                              (x)  first,  to the Class  I-A-13-L
                         Regular Interests, until the Class  I-A-
                         13-L Principal Balance has been reduced to zero; and

                              (y)   second, to the Class I-A-14-L
                         Regular Interests, until the Class  I-A-
                         14-L Principal Balance has been reduced to zero; and

                    (4) fourth, to the Class I-A-16-L and Class I-A-23-L Regular Interests, pro rata, until the Class Principal Balances of the Class I-A-16-L and Class I-A-23-L Regular Interests have each been reduced to zero;

           (v) fifth, to Component I-A-1-6-L, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to Component I-A-1-6-L on previous Distribution Dates pursuant to clause (I)(a)(vi) of this definition of "REMIC II Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to Component I-A-1-6-L, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the I-PO Fraction of any Realized Loss on a I-PO Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Group I Special Hazard Coverage, Group I Fraud Coverage or Group I Bankruptcy Coverage, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Component I-A-1-6-L Principal Balance;

          (vii)       seventh,  to  the  Class  I-B-1-L   Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (viii)      eighth,   to  the  Class  I-B-1-L   Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (ix) ninth, to the Class I-B-1-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal
     Distribution Amount", until the Class I-B-1-L Principal Balance has been reduced to zero;

          (x)  tenth, to the Class I-B-2-L Regular Interests, the
     Interest  Distribution  Amount for  such  Class  of  Regular
     Interests remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class I-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular
     Interests for the current Distribution Date;

          (xii) twelfth, to the Class I-B-2-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-2-L Principal Balance has been reduced to zero;

          (xiii)     thirteenth,  to  the Class  I-B-3-L  Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (xiv)      fourteenth,  to  the Class  I-B-3-L  Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xv) fifteenth, to the Class I-B-3-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-3-L Principal Balance has been reduced to zero;

          (xvi)      sixteenth,  to  the  Class  I-B-4-L  Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (xvii)     seventeenth,  to the Class  I-B-4-L  Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xviii) eighteenth, to the Class I-B-4-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-4-L Principal Balance has been reduced to zero;

          (xix)      nineteenth,  to  the Class  I-B-5-L  Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (xx) twentieth, to the Class I-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular
     Interests for the current Distribution Date;

          (xxi) twenty-first, to the Class I-B-5-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-5-L Principal Balance has been reduced to zero;

          (xxii)     twenty-second, to the Class I-B-6-L  Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (xxiii)    twenty-third, to the Class  I-B-6-L  Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xxiv) twenty-fourth, to the Class I-B-6-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-6-L Principal Balance has been reduced to zero;

          (xxv) twenty-fifth, to each Class of Group I-B-L Regular Interests in the order of seniority, the remaining portion, if any, of the REMIC II Available Distribution Amount for the Group I-L Regular Interests, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(a)(xxv) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group I-B-L Regular Interests; and

          (xxvi) twenty-sixth, to the Class R-2 Certificates, the Residual Distribution Amount for the Group I-L Regular
     Interests for such Distribution Date;

     (b) With respect to the Group II-L Regular Interests, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group II-A-L Regular Interests entitled to interest and the Class II-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (ii) second, to the Group II-A-L Regular Interests entitled to interest and the Class II-X-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iii) third, to the Group II-A-L Regular Interests, as principal, the Group II Senior Principal Distribution
     Amount, as follows:

                  (a)   first,  to  the  Class  II-A-5-L  Regular
          Interests  and  Component  II-A-4-1-L,  pro  rata,   an
          amount, up to the amount of the Group II Lockout Priority Amount for such Distribution Date, until the Class II-A-5-L Principal Balance and the Component II-A-4-1-L Principal Balance have each been reduced to zero;

                (b) second, concurrently, until the Component II-
          A-4-2-L Principal Balance has been reduced to zero;

                    (1)   3.7037040046% to Component  II-A-4-2-L;
               and

                    (2)     96.2962959954%,   sequentially,    as
               follows:

                         (A)    first,  concurrently,  until  the
                    Class II-A-1-L Principal Balance has been reduced to zero, as follows:

                              (x)   48.9783010309%, to the  Class
                         II-A-1-L Regular Interests; and

                              (y)   51.0216989691%, to the  Class
                         II-A-9-L Regular Interests;

                         (B)   second,  concurrently,  until  the
                    Class  II-A-2-L  Principal  Balance  and  the
                    Class II-A-9-L Principal Balance have each been reduced to zero, as follows;

                              (x)   57.9940000000%, to the  Class
                         II-A-2-L Regular Interests; and

                              (y)   42.0060000000%, to the  Class
                         II-A-9-L Regular Interests;

                         (C)    third,  to  the  Class   II-A-3-L
                    Regular  Interests until the  Class  II-A-3-L
                    Principal Balance has been reduced to zero;

                         (D)    fourth,  to  the  Class  II-A-6-L
                    Regular  Interests until the  Class  II-A-6-L
                    Principal Balance has been reduced to zero;

                         (E)   fifth, to the Class II-A-11-L  and
                    Class II-A-12-L Regular Interests, pro rata, until the Class II-A-11-L and Class II-A-12-L Principal Balance have each been reduced to zero;

                         (F)    sixth,  to  the  Class   II-A-7-L
                    Regular  Interests, until the Class  II-A-7-L
                    Principal Balance has been reduced  to  zero;
                    and

                         (G)   seventh, to the Class II-A-8-L and
                    Class II-A-13-L Regular Interests, pro rata, until the Class II-A-8-L and Class II-A-13-L Principal Balance have each been reduced to zero; and

               (c)    third,   to  the  Class  II-A-5-L   Regular
          Interests and Component II-A-4-1-L, pro rata, until the Class II-A-5-L Principal Balance and the Component II-A-4-1-L Principal Balance have each been reduced to zero;

     (c) With respect to the Group III-L Regular Interests, on any Distribution Date prior to the Combined Credit Support
Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group III-L Regular Interests
remaining  following  prior  distributions,  if  any,   on   such
Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, the aggregate for all Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds,
     (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class III-A-1-L and Class III-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class III-A-1-L and Class III-X-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) fourth, to the Class III-A-1-L Regular Interests, as principal, the Group III Senior Principal Distribution
     Amount;

     (d) With respect to the Group IV-L Regular Interests, on any Distribution Date prior to the Combined Credit Support
Depletion   Date,  to  the  extent  of  the  REMIC  II  Available
Distribution Amount for the Group IV-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (ii) second, to the Class IV-A-1-L and Class IV-X-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iii)       third,   to  the  Class  IV-A-1-L   Regular
     Interests,  as  principal,  the Group  IV  Senior  Principal
     Distribution Amount;

     (e) With respect to the Group C-B-L and Class III-P-L Regular Interests and the Class R-2 Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date and subject to the payment of the amounts pursuant to paragraph (I)(b), paragraph (I)(c) and paragraph (I)(d) of this definition of "REMIC II Distribution Amount", and to the extent of the REMIC II Available Distribution Amounts for the Group II-L, Group III-L and Group IV-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard
     to   clause   (B)  of  the  definition  thereof)   on   such
     Distribution Date, the amount payable to the Class III-P-L Regular Interests on previous Distribution Dates pursuant to
     clause   (I)(e)(ii)  of  this  definition   of   "REMIC   II
     Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (ii) second, to the Class III-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard
     to   clause   (B)  of  the  definition  thereof)   on   such
     Distribution Date, an amount equal to the Class III-P Fraction, as applicable, of any Realized Loss on a Class III-P Mortgage Loan, other than a Special Hazard Loss in excess of the Combined Special Hazard Coverage, a Fraud Loss in excess of the Combined Fraud Coverage or a Bankruptcy Loss in excess of the Combined Bankruptcy Coverage, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(e)(i) or this paragraph (I)(e)(ii) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class III-P-L Principal Balance;

          (iii)       third,   to   the  Class  C-B-1-L   Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (iv) fourth, to the Class C-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular
     Interests for the current Distribution Date;

          (v) fifth, to the Class C-B-1-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-1-L Principal Balance has been reduced to zero;

          (vi) sixth, to the Class C-B-2-L Regular Interests, the
     Interest  Distribution  Amount for  such  Class  of  Regular
     Interests remaining unpaid from previous Distribution Dates;

          (vii)       seventh,  to  the  Class  C-B-2-L   Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (viii)      eighth,   to  the  Class  C-B-2-L   Regular
     Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-2-L Principal Balance has been reduced to zero;

          (ix) ninth, to the Class C-B-3-L Regular Interests, the
     Interest  Distribution  Amount for  such  Class  of  Regular
     Interests remaining unpaid from previous Distribution Dates;

          (x)  tenth, to the Class C-B-3-L Regular Interests, the
     Interest  Distribution  Amount for  such  Class  of  Regular
     Interests for the current Distribution Date;

          (xi) eleventh, to the Class C-B-3-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-3-L Principal Balance has been reduced to zero;

          (xii)       twelfth,  to  the  Class  C-B-4-L   Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (xiii)     thirteenth,  to  the Class  C-B-4-L  Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xiv) fourteenth, to the Class C-B-4-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-4-L Principal Balance has been reduced to zero;

          (xv) fifteenth, to the Class C-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular
     Interests remaining unpaid from previous Distribution Dates;

          (xvi)      sixteenth,  to  the  Class  C-B-5-L  Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xvii)     seventeenth,  to the Class  C-B-5-L  Regular
     Interests,   the  portion  of  the  Group  C-B   Subordinate
     Principal Distribution Amount allocable to such Class of Regular

     Interests pursuant to the definition of "Group  C-B
     Subordinate Principal Distribution Amount", until the  Class
     C-B-5-L Principal Balance has been reduced to zero;

          (xviii)    eighteenth,  to the  Class  C-B-6-L  Regular
     Interests,  the Interest Distribution Amount for such  Class
     of   Regular   Interests  remaining  unpaid  from   previous
     Distribution Dates;

          (xix)      nineteenth,  to  the Class  C-B-6-L  Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xx) twentieth, to the Class C-B-6-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-6-L Principal Balance has been reduced to zero;

          (xxi) twenty-first, to each Class of Group C-B-L Regular Interests in the order of seniority, the remaining portion, if any, of the REMIC II Available Distribution Amount for the Group II-L, Group III-L and Group IV-L Regular Interests, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph
     (I)(e)(xxi) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group C-B-L Regular Interests; and

          (xxii) twenty-second, to the Class R-2 Certificates, the Residual Distribution Amount for the Group II-L, Group
     III-L and Group IV-L Regular Interests for such Distribution
     Date;

      Notwithstanding  the  foregoing  paragraph  (I)   of   this
definition of "REMIC II Distribution Amount,"

     (X) on any Distribution Date occurring on or after the date on which the aggregate Class Principal Balance of one or more of the Group II-A-L Regular Interests, the Class III-A-1-L Regular Interests or the Class IV-A-1-L Regular Interests have been reduced to zero, the remaining Class A-L Regular Interests of the other Regular Interest Group or Groups will be entitled to receive as principal, in addition to any principal payments otherwise described above, all amounts in respect of principal on the Mortgage Loans in the Loan Group relating to the Class A-L Regular Interests that have been paid in full (after distributions of principal to the Class III-P-L Regular Interests pursuant to paragraph (I)(c)(i) above, if applicable), which amounts will be paid in accordance with paragraphs (I)(b)(iii),
(I)(c)(iv) or (I)(d)(iii) above, as applicable, to the extent of and in reduction of the Class Principal Balances thereof, prior to any distributions of principal to the Group C-B-L Regular Interests in paragraph (I)(e) above, provided, however, that if there are two Regular Interest Groups with outstanding Class A-L Regular Interests, then such principal will be distributed between those Class A-L Regular Interests pro rata according to Class Principal Balance, provided, further, that principal will not be distributed as set forth above if on such Distribution Date (a) the Group C-B Percentage for such Distribution Date is greater than or equal to 200% of the Group C-B Percentage as of the Closing Date and (b) the average outstanding principal balance of the Mortgage Loans in any of Loan Group II, Loan Group III or Loan Group IV delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by REMIC I and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Group C-B Component Balance, is less than 50%, and

    (Y) if on any Distribution Date any of Loan Group II, Loan Group III or Loan Group IV is an Undercollateralized Group and the other Loan Group or Groups is an Overcollateralized Group, then the REMIC II Available Distribution Amount of the Overcollateralized Group or Groups, to the extent remaining after distributions to the Class X-L Regular Interests and the Class A-L Regular Interests of the Overcollateralized Group or Groups and the Class III-P-L Regular Interests (if applicable) pursuant to paragraph (I)(b), paragraph (I)(c) or paragraph (I)(d), as applicable, will be paid in the following priority: (i) an amount equal to the Interest Transfer Amount will be paid to the Undercollateralized Group or Groups and (ii) an amount equal to the Principal Transfer Amount will be paid to the Undercollateralized Group or Groups, and (iii) any remaining amounts will be distributed pursuant to paragraph (I)(e) of this definition of "REMIC II Distribution Amount"; provided that (i) if there is exactly one Undercollateralized Group, then it will receive the Interest Transfer Amount and the Principal Transfer Amount, as applicable, from the Overcollateralized Groups pro rata, according to the remaining REMIC II Available Distribution Amount of the two Overcollateralized Groups and (ii) if there are two Undercollateralized Groups and the remaining REMIC II Available Distribution Amount for the Overcollateralized Group is insufficient to pay the Interest Transfer Amounts and Principal Transfer Amounts to both such Undercollateralized Groups, then the remaining REMIC II Available Distribution Amount for the Overcollateralized Group will be paid to the Undercollateralized Groups, pro rata, according to their respective Interest Transfer Amounts and Principal Transfer Amounts.

     (II) For any Distribution Date on or after the Group I Credit Support Depletion Date or the Combined Credit Support Depletion Date, as applicable, the REMIC II Available Distribution Amount shall be distributed to the outstanding
Classes of REMIC II Regular Interests and the Class R-2 Certificates in the following amounts and priority:

     (a) With respect to the Group I-L Regular Interests and the Class R-2 Certificates, on each Distribution Date on or after the Group I Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to Component I-A-1-6-L, principal in the amount that would otherwise be distributed to such Component on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Group I-A-L Regular Interests entitled to interest, the Class R-3-L and Class I-X-L Regular Interests and the Class R-2 Certificates, the amount payable to each such Class of Regular Interests and Certificates on prior Distribution Dates pursuant to clause
     (I)(a)(ii) or (II)(a)(iii) of this definition of "REMIC II Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group I-A-L Regular Interests entitled to interest, the Class R-3-L and Class I-X-L Regular Interests and the Class R-2 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group I-A-1-L (other than Component I-A-1-6-L of the Class I-A-1-L Regular Interests) and Class R-3-L Regular Interests and the Class R-2 Certificates, pro rata, the Group I Senior Principal Distribution Amount; and

          (v)  fifth, to the Class R-2 Certificates, the Residual
     Distribution Amount for the Group I-L Regular Interests for such Distribution Date;

     (b) With respect to the Group II-L Regular Interests and the Class R-2 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group II-A-L and Class II-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(b)(i) or (II)(b)(ii) of this definition of "REMIC II Distribution Amount", and remaining unpaid, pro rata according to such amount;

          (ii) second, to the Group II-A-L Regular Interests entitled to interest and the Class II-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iii) third, to the Group II-A-L Regular Interests, pro rata, the Group II Senior Principal Distribution Amount;
     and

          (iv)  fourth,  to  the  Class  R-2  Certificates,   the
     Residual  Distribution  Amount for the  Group  II-L  Regular
     Interests for such Distribution Date;

     (c) With respect to the Group III-L Regular Interests and the Class R-2 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group III-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause
     (I)(c)(i)  of  this  definition of  "REMIC  II  Distribution
     Amount";

          (ii) second, to the Class III-A-1-L and Class III-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(c)(ii) or (II)(c)(iii) of this definition of "REMIC II Distribution

     Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class III-A-1-L and Class III-X-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class III-A-1-L Regular Interests, the Group III Senior Principal Distribution Amount; and

          (v)  fifth, to the Class R-2 Certificates, the Residual
     Distribution Amount for the Group III-L Regular Interests for such Distribution Date.

     (d) With respect to the Group IV-L Regular Interests and the Class R-2 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group IV-L Regular Interests remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(d)(i) or (II)(d)(ii) of this definition of "REMIC II Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (ii) second, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iii)       third,   to  the  Class  IV-A-1-L   Regular
     Interests,   the  Group  IV  Senior  Principal  Distribution
     Amount; and

          (iv)  fourth,  to  the  Class  R-2  Certificates,   the
     Residual  Distribution  Amount for the  Group  IV-L  Regular
     Interests for such Distribution Date.

     Notwithstanding the foregoing paragraph (II) of this definition of "REMIC II Distribution Amount" and prior to distributions  pursuant to paragraph (II)(b)(iv),  (II)(c)(v)  or
(II)(d)(iv), if on any Distribution Date any of Loan Group II, Loan Group III or Loan Group IV is an Undercollateralized Group and the other Loan Group or Groups are an Overcollateralized Group, then the REMIC II Available Distribution Amount of the Overcollateralized Group or Groups, to the extent any such amounts are remaining after distributions to the Class X-L and Class A-L Regular Interests of the Overcollateralized Group and the Class III-P-L Regular Interests, if applicable, pursuant to paragraphs (II)(b), (II)(c) or (II)(d), as applicable, will be paid in the following priority: (i) an amount equal to the Interest Transfer Amount will be paid to the Undercollateralized Group or Groups and (ii) an amount equal to the Principal Transfer Amount will be paid to the Undercollateralized Group or Groups; provided that (i) if there is exactly one
Undercollateralized Group, then it will receive the Interest Transfer Amount and the Principal Transfer Amount, as applicable, from the Overcollateralized Groups pro rata, according to the remaining REMIC II Available Distribution Amount of the two Overcollateralized Groups and (ii) if there are two Undercollateralized Groups and the remaining REMIC II Available Distribution Amount for the Overcollateralized Group is insufficient to pay the Interest Transfer Amounts and Principal Transfer Amounts to both such Undercollateralized Groups, then the remaining REMIC II Available Distribution Amount for the Overcollateralized Group will be paid to the Undercollateralized Groups, pro rata, according to their respective Interest and Principal Transfer Amounts.

     REMIC  II Regular Interest: The Classes of Regular Interests
     --------------------------
in the REMIC II Trust Fund designated as "regular interests" in the table titled "REMIC II Trust Fund" in the Preliminary
Statement hereto.

     REMIC  II  Trust  Fund:  The REMIC  II  Trust  Fund  created
     ----------------------
pursuant to Section 2.05 of this Agreement. The REMIC II Trust Fund consists of the REMIC I Regular Interests to be held by the Trustee for the benefit of the Holders from time to time of the REMIC II Regular Interests and the Class R-2 Certificates issued hereunder.

     REMIC  III: The segregated pool of assets consisting of  the
     ----------
REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Certificateholders (other than the Class R-1 and Class R-2 Certificateholders) pursuant to Section 2.07, with respect to which a separate REMIC election is to be made.

     REMIC III Available Distribution Amount: With respect to the
     ---------------------------------------
Group I Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group I-L Regular Interests. With respect to the Group II Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group II-L Regular Interests. With respect to the Group III Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group III-L Regular Interests. With respect to the Group IV Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group IV-L Regular Interests. With respect to the Group C-B Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group C-B-L Regular Interests.

     REMIC  III  Distribution Amount:   The REMIC  III  Available
     -------------------------------
Distribution  Amount  shall be distributed  to  the  Certificates
(other than the Class R-1 and Class R-2 Certificates) in the following amounts and priority:

     (a)     With   respect  to  the  Group  I  and   Class   R-3
Certificates,   to  the  extent  of  the  REMIC   III   Available
Distribution Amount for the Group I Certificates:

          (i) to the Class R-3 Certificates and each Class of Group I Certificates other than the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-10, Class I-A-17, Class I-A-22 and Class I-A-24 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date;

         (ii) to each of Component I-A-1-3, Component I-A-1-4, Component I-A-1-5 and Component I-A-1-6, the amounts distributed to its Corresponding Component on such Distribution Date;

          (iii) (A) to the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8 and Class I-A-17 Certificates, the amounts paid as principal to its Corresponding Class for such Distribution Date and (B) to Component I-A-1-2, the amounts paid as principal to its Corresponding Component for such Distribution Date;

          (iv) to the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-10, Class I-A-17 and Class I-A-22 Certificates and Component I-A-1-1 and Component I-A-1-2, the amount distributed as interest to the Class I-A-2-L, Class I-A-3-L, Class I-A-4-L, Class
     I-A-5-L, Class I-A-6-L, Class I-A-7-L and Class I-A-17-L
     Regular Interests and Component I-A-1-2-L, concurrently, as follows: (I) to each of the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6 and Class I-A-7 Certificates and Component I-A-1-2, an amount equal to the product of 1/12 of the Remittance Rate for such Class or Component and the Class or Component Principal Balance (before allocating
     Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution Date); (II) to the Class I-A-10 Certificates, an amount equal to the product of 1/12 of the Class I-A-10 Remittance Rate and the Class I-A-10 Notional Amount; (III) to Component I-A-1-1, an amount equal to the product of 1/12 of the Component I-A-1-1 Remittance Rate and the Component I-A-1-1 Notional Amount; (IV) to the Class I-A-22 Certificates, an amount equal to the product of 1/12 of the Class I-A-22-2 Remittance Rate and the Class I-A-22-2 Notional Amount; (V) to the Class I-A-17 Certificates, an amount equal to the product of 1/12 of the Remittance Rate for such Class and the Class I-A-17 Principal Balance (before allocating Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution
     Date);

          (v) to the Class I-A-8 and Class I-A-24 Certificates, the amount distributed as interest to the Class I-A-8-L Regular Interests for such Distribution Date, concurrently, as follows: (I) to the Class I-A-8 Certificates, an amount equal to the product of 1/12 of the Remittance Rate for such Class and the Class I-A-8 Principal Balance (before allocating Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution Date); (II) to the Class I-A-24 Certificates, an amount equal to the product of 1/12 of the Class I-A-24 Remittance Rate and the Class I-A-24 Notional Amount;

          (vi)  to  the  Class R-3 Certificates,  the  applicable
     Residual Distribution Amount, if any.

     (b)     With   respect  to  the  Group  II  and  Class   R-3
Certificates,   to  the  extent  of  the  REMIC   III   Available
Distribution Amount for the Group II Certificates:

          (i) to each Class of Group II Certificates other than the Class II-A-4, Class II-A-9 and Class II-A-10 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date, and to each of Component II-A-4-1 and Component II-A-4-2, the amounts distributed to its Corresponding Components for such Distribution Date; and

          (ii) (A) to the Class II-A-9 Certificates, the amounts distributed as principal to its Corresponding Class on such Distribution Date and (B) to the Class II-A-9 and Class

     II-A-10 Certificates, the amount distributed as interest to the Class II-A-9-L Regular Interests on such Distribution Date concurrently as follows: (I) to the Class II-A-9 Certificates, an amount equal to the product of 1/12 of the Class II-A-9 Remittance Rate and the Class II-A-9 Principal Balance (before allocating Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution
     Date); and (II) to the Class II-A-10 Certificates, an amount equal to the product of 1/12 of the Class II-A-10 Remittance Rate and the Class II-A-10 Notional Amount;

     (c) With respect to the Group III Certificates, to the extent of the REMIC III Available Distribution Amount for the Group III Certificates, to each Class of Group III Certificates, the
amounts   distributed  to  its  Corresponding   Class   on   such
Distribution Date.

     (d) With respect to the Group IV Certificates, to the extent of the REMIC III Available Distribution Amount for the Group IV Certificates, to each Class of Group IV Certificates, the amounts distributed to its Corresponding Class on such Distribution Date.

     (e)     With  respect  to  the  Group  C-B  and  Class   R-3
Certificates,   to  the  extent  of  the  REMIC   III   Available
Distribution Amount for the Group C-B Certificates:

          (i) to each Class of Group C-B Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (ii) to the Class R-3 Certificates, the applicable Residual Distribution Amount, if any.

     In each case where a distribution is required to be made concurrently to two or more Classes of Certificates pursuant to this definition of "REMIC III Distribution Amount", if the portion of the REMIC III Available Distribution Amount from which such deemed distribution is required to be made is insufficient to make such distribution in full to such Classes of Certificates, such distribution shall be allocated between such Classes of Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

     REMIC  III  Trust  Fund: The REMIC III  Trust  Fund  created
     -----------------------
pursuant to Section 2.07 of this Agreement. The REMIC III Trust Fund consists of the REMIC II Regular Interests to be held by the Trustee for the benefit of the Holders from time to time of the Certificates issued hereunder (other than the Class R-1 and Class R-2 Certificates).

     Remittance   Rate:   For   each  Class   or   Component   of
     -----------------
Certificates,  REMIC  I Regular Interests and  REMIC  II  Regular
Interests, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     Residual Certificates:  With respect to REMIC I, the Class R-
     ---------------------
1 Certificates, which are being issued in a single class, with respect to REMIC II, the Class R-2 Certificates, which are being issued in a single class and with respect to REMIC III, the Class R-3 Certificates, which are being issued in a single class. The Class R-1, Class R-2 and Class R-3 Certificates are hereby designated the sole Class of "residual interests" in REMIC I, REMIC II and REMIC III, respectively, for purposes of Section 860G(a)(2) of the Code.

     Residual Distribution Amount: On any Distribution Date, with
     ----------------------------
respect to the Class R-1 Certificates, any portion of the REMIC I Available Distribution Amount remaining after all distributions to the REMIC I Regular Interests and Class R-1 Certificates pursuant to clauses (a)(i) through (a)(v), (b)(i) through
(b)(iii), (c)(i) through (c)(iv) or (d)(i) through (d)(iii), as applicable, of the definition of "REMIC I Distribution Amount", with respect to the Class R-2 Certificates, any portion of the REMIC II Available Distribution Amount remaining after all distributions to the REMIC II Regular Interests and the Class R-2 Certificates pursuant to clauses (I)(a)(i) through (I)(a)(xxv),
(I)(d)(i)  through  (I)(d)(xxi), (II)(a)(i) through  (II)(a)(iv),
(II)(b)(i) through (II)(b)(iii), (II)(c)(i) through (II)(c)(iv) or (II)(d)(i) through (II)(d)(iii), as applicable, of the definition of "REMIC II Distribution Amount" and with respect to the Class R-3 Certificates, any portion of the REMIC III Available Distribution Amount remaining after all distributions to the Certificates pursuant to clauses (a)(i) through (a)(vi) or
(e)(i) of the definition of "REMIC III Distribution Amount". Upon termination of the obligations created by this Agreement and the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the REMIC I Regular Interests of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class R-1, Class R-2 and Class R-3 Certificates in accordance with the preceding sentence of this definition as if the date of such distribution were a Distribution Date.

     Responsible Officer: When used with respect to the  Trustee,
     -------------------
any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P:  Standard & Poor's Ratings Services, a division of  The
     ---
McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     Securities Act: The Securities Act of 1933, as amended.
     --------------

     Security Agreement: With respect to a Cooperative Loan,  the
     ------------------
agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative
Stock.

     Segment  P  Group: The Class II-A-12-L and  Class  II-A-19-L
     -----------------
Regular Interests.

     Segment   P   Principal  Balance:  With   respect   to   any
     --------------------------------
Distribution Date, an amount equal to $5,009,579 minus the sum of
(i) the aggregate amount distributed to the Segment P Group prior to such Distribution Date and (ii) the aggregate amount of Realized Losses allocated to the Segment P Group prior to such Distribution Date. The amount of Realized Losses allocated to the Segment P Group on each Distribution Date will equal the product of (x) the aggregate amount of Realized Losses allocable to principal allocated to the Class I-A-12-L and Class I-A-19-L Regular Interests on such Distribution Date and (y) a fraction, the numerator of which is the Segment P Principal Balance and the denominator of which is the sum of the Segment T Principal Balance and the Segment P Principal Balance, in each case immediately prior to such Distribution Date.

     Segment  T  Group: The Class II-A-12-L and  Class  II-A-19-L
     -----------------
Regular Interests.

     Segment   T   Principal  Balance:  With   respect   to   any
     --------------------------------
Distribution Date, an amount equal to $13,093,213 minus the sum of (i) the aggregate amount distributed to the Segment T Group prior to such Distribution Date and (ii) the aggregate amount of Realized Losses allocated to the Segment T Group prior to such Distribution Date. The amount of Realized Losses allocated to the Segment T Group on each Distribution Date will equal the product of (x) the aggregate amount of Realized Losses allocated to the Class I-A-12-L and Class I-A-19-L Regular Interests on such Distribution Date and (y) a fraction, the numerator of which is the Segment T Principal Balance and the denominator of which is the sum of the Segment T Principal Balance and the Segment P Principal Balance, in each case immediately prior to such Distribution Date.

     Selling  and Servicing Contract: (a) The contract (including
     -------------------------------
the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders and (b) any other similar contract providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.

     Senior  Certificates: The Group I Senior  Certificates,  the
     --------------------
Group  II Certificates, the Group III Certificates, the Group  IV
Certificates and the Residual Certificates.

     Senior    Subordinate   Certificates:     The    Subordinate
     ------------------------------------
Certificates other than the Junior Subordinate Certificates.

     Servicer: A mortgage loan servicing institution to which the
     --------
Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     Servicing Fee: For each Mortgage Loan, the fee paid  to  the
     -------------
Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     Servicing  Officer:  Any  officer  of  the  Master  Servicer
     ------------------
involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     Special Hazard Coverage Initial Amount: With respect to Loan
     --------------------------------------
Group  I, $5,760,106 and with respect to and Loan Group II,  Loan
Group III and Loan Group IV, $3,659,378.

     Special  Hazard Loss: The occurrence of any direct  physical
     --------------------
loss  or damage to a Mortgaged

Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot,
riot attending a strike,  civil commotion,   vandalism,  aircraft,
vehicles,  smoke,   sprinkler leakage,  except to the extent of that
portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils;
(ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
(vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     Step  Down  Percentage:  For  any  Distribution  Date,   the
     ----------------------
percentage indicated below:


          Distribution Date Occurring In        Step Down Percentage
          ------------------------------        --------------------

          August 1998 through July 2003                   0%
          August 2003 through July 2004                  30%
          August 2004 through July 2005                  40%
          August 2005 through July 2006                  60%
          August 2006 through July 2007                  80%
          August 2007 and thereafter                    100%


     Stripped Interest Rate:  For each Group I Loan, the  excess,
     ----------------------
if any, of the Pass-Through Rate for such Mortgage Loan over 6.750%. For each Group II Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.500%. For each Group III Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 7.000%. For each Group IV Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.750%.

     Subordinate  Certificates:  The  Group  I-B  and  Group  C-B
     -------------------------
Certificates.

     Subordinate Percentage:  The Group I Subordinate Percentage,
     ----------------------
the  Group  II Subordinate Percentage, the Group III  Subordinate
Percentage   and   the  Group  IV  Subordinate   Percentage,   as
applicable.

     Subordination Level: On any specified date, with respect  to
     -------------------
any of the Group C-B-L Regular Interests, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of REMIC II Regular Interests which are subordinate in right of payment to such Class

(provided that no Class of Group C-B-L Regular Interests shall be subordinate in right of payment to the Class C-B-6-L Regular Interests) by the aggregate Class Principal Balances of the Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests as of such date prior to giving effect to distri-butions of principal or interest or allocations of Realized Losses on the Group II Loans, the Group III Loans and the Group IV Loans on such date. On any specified date, with respect to any of the Group I-B-L Regular Interests, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Group I-B-L Regular Interests which are subordinate in right of payment to such Class (provided that no Class of Group I-B-L Regular Interests shall be subordinate in right of payment to the Class I-B-6-L Regular Interests) by the aggregate Class Principal Balances of the Group I-L Regular Interests, as applicable, as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group I Loans on such date.

     Substitute   Mortgage  Loan:  A  Mortgage  Loan   which   is
     ---------------------------
substituted  for  another  Mortgage  Loan  pursuant  to  and   in
accordance with the provisions of Section 2.02.

     Targeted Principal Balance: The respective amounts set forth
     --------------------------
in the table attached as Appendix B to the Prospectus, for the applicable Distribution Date, for each of the Class I-A-8 and Class I-A-15 Certificates and for Component I-A-1-3, Component I-A-21-1 and the Segment T Group, which amounts shall also constitute the "Targeted Principal Balance" for the Corresponding Classes and Corresponding Components, respectively.

     Tax  Matters  Person: A Holder of the Class R-1 Certificate,
     --------------------
with  respect  to REMIC I, a Holder of the Class R-2 Certificate, with respect to REMIC II and a holder of the Class R-3 Certificate with respect to REMIC III, in each case holding a Certificate having an Authorized Denomination of at least 0.01% or any Permitted Transferee of such Class R-1, Class R-2 or Class R-3 Certificateholder designated as succeeding to the position of Tax Matters Person with respect to the applicable trust fund in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R-1, Class R-2 or Class R-3 Certificate. If the Tax Matters Person for REMIC I, REMIC II or REMIC III becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1, Class R-2 or Class R-3 Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     Termination Date: The date upon which final payment  of  the
     ----------------
Certificates will be made pursuant to the procedures set forth in
Section 9.01(b).

     Termination  Payment:  The final payment  delivered  to  the
     --------------------
Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

     Transfer:   Any direct or indirect transfer or sale  of  any
     --------
Ownership Interest in a Residual Certificate.

     Transferee:  Any  Person who is acquiring  by  Transfer  any
     ----------
Ownership Interest in a Residual Certificate.

     Transferee   Affidavit  and  Agreement:  An  affidavit   and
     --------------------------------------
agreement in the form attached hereto as Exhibit J.

     Trustee: U.S. Bank National Association, or its successor-in-
     -------
interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     Uncollected Interest: With respect to any Distribution  Date
     --------------------
for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     Uncompensated  Interest Shortfall: With respect  to  a  Loan
     ---------------------------------
Group, for any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest with respect to the Mortgage Loans in the related Loan Group and (b) aggregate Curtailment Shortfall with respect to the Mortgage Loans in the related Loan Group over (ii) Compensating Interest with respect to such Loan Group.

     Uncompensated Interest Shortfall for Loan Group I shall be allocated to the Group I-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Group II-L Regular Interests and the portion of the Group C-B-L Regular Interests that derives its Interest Distribution Amount from the Group II Loans pro rata according to the amount of the Interest Distribution Amount to which each such Class (or portion thereof) would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group III shall be allocated to the Group III-L Regular Interests and the portion of the Group C-B-L Regular Interests that derives its Interest Distribution Amount from the Group III Loans pro rata according to the amount of the Interest Distribution Amount to which each such Class (or portion thereof) would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group IV shall be allocated to the Group IV-L Regular Interests and the portion of the Group C-B-L Regular Interests that derives its Interest Distribution Amount from the Group IV Loans pro rata according to the amount of the Interest Distribution Amount to which each such Class (or portion thereof) would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Class II-X-M, Class Y-1 and Class Z-1 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group III shall be allocated to the Class III-X-M, Class Y-2 and Class Z-2 Regular
Interests,  pro  rata  according to the amount  of  the  Interest

Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group IV shall be allocated to the Class IV-X-M, Class Y-3 and Class Z-3 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group I shall be allocated to the Class W and Class I-X-M Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

     Undercollateralized  Group:  Loan  Group  II,  if   on   any
     --------------------------
Distribution Date the aggregate Class Principal Balance of the Group II-A-L Regular Interests is greater than the aggregate Principal Balance of the Mortgage Loans in Loan Group II, Loan Group III, if on any Distribution Date the Class III-A-1-L Principal Balance is greater than the aggregate Principal Balance of the Mortgage Loans in Loan Group III (less the Class III-P Principal Balance) and Loan Group IV, if on any Distribution Date the Class IV-A-1-L Principal Balance is greater than the aggregate Principal Balance of the Mortgage Loans in Loan Group IV.

     Underwriting   Standards:  The  underwriting  standards   of
     ------------------------
Commerce Security Bank, People's Heritage Bank, IndyMac, Inc., Headlands Mortgage Company, Old Kent Mortgage Company, Washington Mutual Bank, PNC Mortgage Securities Corp., Prism Mortgage
Company,  1st  Chicago  NBD  Company, First  Nationwide  Mortgage
Company, GMAC Mortgage Corporation, Chase Manhattan Mortgage Corporation, FT Mortgage Companies and Western Financial Savings Bank, FSB.

     Uninsured   Cause:  Any  cause  of  damage  to  a  Mortgaged
     -----------------
Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S.  Person: A citizen or resident of the United States,  a
     ------------
corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA:  The  Department of Veterans Affairs, formerly known  as
     --
the Veterans Administration, or any successor thereto.

     Withdrawal Date: Any day during the period commencing on the
     ---------------
18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.

                           ARTICLE II
                           ----------

Conveyance of the Trust Funds; REMIC Election and Designations;
---------------------------------------------------------------
                Original Issuance of Certificates
                ---------------------------------

     Section  2.01.   Conveyance of REMIC I; REMIC  Election  and
                      -------------------------------------------
Designations.   A trust ("REMIC I") of which the Trustee  is  the
------------
trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificates. The purpose of REMIC I is to hold the REMIC I Trust Fund and provide for the issuance, execution and delivery of the Class R-1 Certificates. The assets of REMIC I shall consist of the REMIC I Trust Fund. REMIC I shall be irrevocable.

     The assets of REMIC I shall remain in the custody of the Trustee, on behalf of REMIC I, and shall be kept in REMIC I. Moneys to the credit of REMIC I shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC I will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC I, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC I to any Person, except as permitted herein. No creditor of a beneficiary of REMIC I, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC I, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of REMIC I Regular Interests and the Class R-1 Certificates, without recourse, all the Company's right, title and interest in and to the REMIC I Trust Fund, including but not limited to (i) all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date with respect to the Mortgage Loans (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts REMIC I created hereby and accepts delivery of the REMIC I Trust Fund on behalf of REMIC I and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the REMIC I Trust Fund to the Trustee by the Company as provided in this
Section 2.01 be, and be construed as, an absolute sale of the REMIC I Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the REMIC I Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC I Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC I Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

     (I) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in (i), (ii) and (iii) below: (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Investment Account, the Custodial Accounts for P&I, the Custodial Accounts for Reserves, and all money or other property held therein; and
(iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;

     (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in
(I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

     (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and
such   other  goods,  letters  of  credit,  advices  of   credit,
instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the
security  interest  pursuant  to  the  Uniform  Commercial   Code
(including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC I Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.


     In   connection  with  the  sale,  transfer  and  assignment
referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the

Mortgage Files for the Mortgage Loans, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agencies submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in such Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) relating to a Mortgage Loan cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original
Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the
Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance
policy.   In  addition,  the  Company  shall,  subject
to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the REMIC I Trust Fund, elect to treat the REMIC I Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC I Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC I Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The  parties  intend that the affairs of the REMIC  I  Trust
Fund formed hereunder shall constitute, and that the affairs of the REMIC I Trust Fund shall be conducted so as to qualify the REMIC I Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the REMIC
I Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the REMIC I Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the REMIC I Trust Fund to be treated as a REMIC on the federal tax return of the REMIC I Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC I Regular Interests and the Class R-1 Certificates and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the REMIC I Trust Fund at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of the REMIC I Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC I Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC I Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the REMIC I Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the REMIC I Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC I Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause
(f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. Acceptance by Trustee. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the  review required to be made within 45 days pursuant  to  this
Section  2.02, and declares that as of the Closing Date it  holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the REMIC I Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the REMIC I Regular Interests and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the REMIC I Regular Interests and Class R-1 Certificates, to review or cause the  Custodian to review each Mortgage File within 45 days  after the  Closing  Date and deliver to the Company a certification  in the  form  attached as Exhibit M
hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File", known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or  received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on  the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-
year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined
in   the  Code),  then  notwithstanding  the  previous  sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related

Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Holders of the REMIC I Regular Interests or the Class R-1 Certificateholders or the Trustee on behalf of the Holders of the REMIC I Regular Interests or the Class R-1 Certificateholders.

     Section 2.03.  Representations and Warranties of the Company
                    ---------------------------------------------
Concerning the Mortgage Loans. With respect to the conveyance  of
-----------------------------
the Mortgage Loans provided for in Section 2.01 herein, the Company hereby represents and warrants to the Trustee that as of the Cut-Off Date unless otherwise indicated:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

         (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

         (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

         (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

         (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii)     As of the Closing Date, each Mortgaged
     Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

           (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) Not less than approximately 97.8% (by Principal Balance) of the Group I Loans, not less than approximately 87.6% (by Principal Balance) of the Group II Loans, not less than approximately 83.6% (by Principal Balance) of the Group III Loans and not less than approximately 88.6% (by Principal Balance) of the Group IV Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

         (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company, the Master Servicer or any Servicer;

       (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating
     Agencies;

         (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

          (xv) As of the Closing Date, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

         (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

        (xvii) As of the date of origination, as to Mortgaged
      Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

         (xviii)   None of the Mortgage Loans are Buydown Loans;

         (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 97.9% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 1.5% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.5% (by Principal Balance) of the Group I Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 80.2% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.6% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 17.2% (by Principal Balance) of the Group II Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 68.9% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.8% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 28.4% (by Principal Balance) of the Group III Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 90.8% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 0.9% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 8.3% (by Principal Balance) of the Group IV Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and none of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans will be secured by interests in Cooperative Apartments;

        (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

        (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

        (xxii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;
         (xxiii)   The Company used no adverse selection procedures in
     selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

         (xxiv) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

         (xxv) Based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 89.4% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 10.6% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group I Loan had a current Loan-to-Value Ratio greater than 95%; approximately 90.3% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 9.7% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group II Loan had a current Loan-to-Value Ratio greater than 95%; approximately 85.4% (by Principal Balance) of the Group III Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 14.6% (by Principal Balance) of the Group III Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group III Loan had a current Loan-to-Value Ratio greater than 95%; approximately 96.7% (by Principal Balance) of the Group IV Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 3.3% (by Principal Balance) of the Group IV Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group IV Loan had a current Loan-to-Value Ratio greater than 95%

          (xxvi) Approximately 55.2% (by Principal Balance) of the Group I Loans, approximately 54.3% (by Principal Balance) of the Group II Loans, approximately 50.0% (by Principal Balance) of the Group III Loans and approximately 41.3% (by Principal

     Balance of the Group IV Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings and approximately 44.8% (by Principal Balance) of the Group I Loans, approximately 45.7% (by Principal Balance) of the Group II Loans, approximately 50.0% (by Principal Balance) of the Group III Loans and approximately 58.7% (by Principal Balance) of the Group IV
     Loans were originated for the purpose of purchasing the Mortgaged
     Property;

         (xxvii)   Not less than approximately 85.1%, 33.8%, 30.7% and
     20.5% (by Principal Balance) of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans, respectively, were originated under full documentation programs;

         (xxviii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
     Section 1.860G-2(a)(1).

     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price", or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day", any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders or the Trustee on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders.

     Section 2.04.  Acknowledgment of Transfer of REMIC I Trust Fund;
                    -------------------------------------------------
Authentication  of  the  Class  R-1  Certificates.  The   Trustee
-------------------------------------------------
acknowledges the transfer and assignment to it of the property constituting the REMIC I Trust Fund, but without having made the review required to be made within 45 days pursuant to Section
2.02,   and,  as  of  the  Closing  Date,  shall  cause   to   be
authenticated and delivered to or upon the order of the Company, the Class R-1 Certificates in Authorized Denominations evidencing the residual beneficial ownership interest in the REMIC I Trust Fund.

     Section  2.05.  Conveyance of REMIC II; REMIC  Election  and
                     --------------------------------------------
Designations.  A trust ("REMIC II") of which the Trustee  is  the
------------
trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Certificates. The purpose of REMIC II is to hold the REMIC II Trust Fund and provide for the issuance, execution and delivery of the REMIC II Regular Interests and the Class R-2 Certificates. The assets of REMIC II shall consist of the REMIC II Trust Fund. REMIC II shall be irrevocable.

     The assets of REMIC II shall remain in the custody of the Trustee, on behalf of REMIC II, and shall be kept in REMIC II. Moneys to the credit of REMIC II shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC II will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC II, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC II to any Person, except as permitted herein. No creditor of a beneficiary of REMIC II, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC II, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Certificates, without recourse, all the Company's right, title and interest in and to the REMIC II Trust Fund, including all interest and principal received by the Company on or with respect to the REMIC I Regular Interests after the Cut-Off Date. The Trustee hereby accepts REMIC II created hereby and accepts delivery of the REMIC II Trust Fund on behalf of REMIC II and acknowledges that it holds the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the REMIC II Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the REMIC II Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the REMIC II Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC II Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC II Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:


          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described below: The uncertificated REMIC I Regular Interests,
     including   without   limitation   all   rights
     represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the
     Investment Account, the Custodial Accounts for P&I, the Custodial Accounts for Reserves and all money or other property held therein; (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; (iv) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (v) all cash and non-cash proceeds of the collateral described in (i)-(iv) above;

          (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (III)      All  cash  and  non-cash  proceeds  of   the
     collateral described in (I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of
credit,   instruments,  money,  documents,   chattel   paper   or
certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of
perfecting   the  security  interest  pursuant  to  the   Uniform
Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC II Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the REMIC II Trust Fund, shall elect to treat the REMIC II Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the REMIC II Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the REMIC II Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC II Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-2 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC II Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the REMIC II Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC II Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the REMIC II Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the REMIC II Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the REMIC II Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC II Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC II Regular Interests and the Class R-2 Certificates all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the REMIC II Trust Fund at all times that any of the REMIC II Regular Interests and the Class R-2 Certificates are outstanding so as to maintain the status of the REMIC II Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC II Trust Fund; and
(f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC II Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the REMIC II Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC II Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause
(f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section  2.06.   Acceptance  by Trustee;  Authentication  of
                      -------------------------------------------
Certificates. The Trustee acknowledges and accepts the assignment
------------
to it of the property constituting the REMIC II Trust Fund and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC II Trust Fund, and the REMIC II Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future
Holders of the REMIC II Regular Interests and the Class R-2 Certificates. In connection therewith, as of the Closing Date, the Trustee shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the REMIC II Trust Fund, the Class R-2 Certificates in Authorized Denominations evidencing the residual ownership interest in the REMIC II Trust Fund.

     Section  2.07.  Conveyance of REMIC III; REMIC Election  and

                     ---------------------------------------------
Designations. A trust ("REMIC III") of which the Trustee  is  the
------------
trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the Certificates (other than the Class R-1 and Class R-2 Certificates). The purpose of REMIC III is to hold the REMIC III Trust Fund and provide for the issuance, execution and delivery of the Certificates (other than the Class R-1 and Class R-2 Certificates). The assets of REMIC
III shall consist of the REMIC III Trust Fund. REMIC III shall be irrevocable.

     The assets of REMIC III shall remain in the custody of the Trustee, on behalf of REMIC III, and shall be kept in REMIC III. Moneys to the credit of REMIC III shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC III will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC III, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC III to any Person, except as permitted herein. No creditor of a beneficiary of REMIC III, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC III, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Certificateholders (other than the Class R-1 and Class R-2 Certificateholders), without recourse, all the Company's right, title and interest in and to the REMIC III Trust Fund, including all interest and principal received by the Company on or with respect to the REMIC II Regular Interests after the Cut-Off Date. The Trustee hereby accepts REMIC III created hereby and accepts delivery of the REMIC III Trust Fund on behalf of REMIC III and acknowledges that it holds the REMIC II Regular Interests for the benefit of the Holders of the Certificates (other than the Class R-1 and Class R-2
Certificates) issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the REMIC III Trust Fund to the Trustee by the Company as provided in this Section 2.07 be, and be construed as, an absolute sale of the REMIC III Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the REMIC III Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC III Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC III Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.07 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described below: The uncertificated REMIC II Regular
     Interests,   including   without   limitation   all   rights
     represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the
     Investment Account, the Custodial Accounts for P&I, the Custodial Accounts for Reserves and all money or other property held therein; (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; (iv) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (v) all cash and non-cash proceeds of the collateral described in (i)-(iv) above;

          (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (III)      All  cash  and  non-cash  proceeds  of   the
     collateral described in (I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of
credit,   instruments,  money,  documents,   chattel   paper   or
certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of
perfecting   the  security  interest  pursuant  to  the   Uniform
Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC III Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.07, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the REMIC III Trust Fund, shall elect to treat the REMIC III Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the REMIC III Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the REMIC III Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC III Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-3 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC III Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the REMIC III Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC III Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the REMIC III Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the REMIC III Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the REMIC III Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC III Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders (other than the Class R-1 and Class R-2 Certificateholders) all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the REMIC III Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the REMIC III Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC III Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC III Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the REMIC III Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC III Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause
(f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-3 Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-3 Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section  2.08.   Acceptance  by Trustee;  Authentication  of
                      --------------------------------------------
Certificates. The Trustee acknowledges and accepts the assignment
------------
to it of the property constituting the REMIC III Trust Fund and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC III Trust Fund, and the REMIC III Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders (other than the Class R-1 and Class R-2 Certificateholders). In connection therewith, as of the Closing

Date, the Trustee shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the REMIC III Trust Fund, the Certificates (other than the Class R-1 and Class R-2 Certificates) in Authorized Denominations evidencing the entire ownership of the REMIC III Trust Fund.

                           ARTICLE III
                           -----------

         Administration and Servicing of Mortgage Loans
         ----------------------------------------------

     Section  3.01.  The Company to Act as Master Servicer.   The
                     -------------------------------------
Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend REMIC I, REMIC II and REMIC III on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any related delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans.

     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular

Interests and the Class R-1 Certificateholders, and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause any of the REMICs to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the applicable trust fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof.

     In connection with the servicing and administering of each Mortgage Loan, the Master Servicer and any affiliate of the Master Servicer (i) may perform services such as appraisals, default management and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     Section 3.02.  Custodial Accounts. The Master Servicer shall
                    ------------------
cause to be established and maintained by each Servicer under the Master Servicer's supervision the Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty,

Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be
deposited  in   the Custodial  Account for P&I, and shall be
applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to issue drafts against the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

          (b)    With  respect  to  the  Custodial  Account   for
     Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     The Master Servicer hereby undertakes to assure remittance to the Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to Section 4.01 of this Agreement.

     Section 3.03.    The Investment Account; Eligible Investments.(a)
                      --------------------------------------------
Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Investment Account, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

          (iii)       Curtailments  received  by  the  applicable
     Servicers in the Prior Period.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section
2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04.  The Certificate Account.
                    -----------------------

     (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Holders of the REMIC I Regular Interests and Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to
Section 4.02 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to
Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

     (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or
(ii) such other instruments as shall be required to maintain the Ratings. The Master Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith.

     Section  3.05.   Permitted Withdrawals from the  Certificate
                      -------------------------------------------
Account,  the Investment Account and Custodial Accounts  for  P&I
-----------------------------------------------------------------
and of Buydown Funds from the Buydown Fund Accounts.
---------------------------------------------------

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Investment Account, the Certificate Account or the Custodial Accounts for P&I established by the Servicers of amounts deposited therein in respect of the Certificates, as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.02 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans which the Master Servicer has determined to be Nonrecoverable
     Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to
     Section 6.03;

          (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

          (vi) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution
     Date, the amounts specified in Section 3.04(a); and

     after making or providing for the above withdrawals

          (vii) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs
(i) and (ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related
Mortgage

Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage
Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I established by any Servicer under its supervision of the following amounts of Buydown Funds:

          (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii)     In the event of foreclosure or liquidation of
     any   Mortgage  Loan  having  a  Buydown  Fund,  to  deposit
     remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) To clear and terminate the portion of any account representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

      (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     Section  3.06.   Maintenance of Primary Insurance  Policies;
                      -------------------------------------------
Collections  Thereunder. The Master Servicer shall use  its  best
-----------------------
reasonable efforts to keep, and to cause the Servicers to keep, in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance
Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination), unless required by applicable law.

     Unless required by applicable law, the Master Servicer shall not cancel or refuse to renew, or allow any Servicer under its supervision to cancel or refuse to renew, any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section  3.07.  Maintenance of Hazard Insurance. The  Master
                     -------------------------------
Servicer  shall  cause to be maintained for  each  Mortgage  Loan
(other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage

Loan, except in cases approved
by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section
3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the
Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a
Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08.  Enforcement of Due-on-Sale Clauses; Assumption
                    ----------------------------------------------
Agreements.  When any Mortgaged Property is about to be  conveyed
-----------
by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the  consummation of such conveyance, exercise on behalf  of  the
Trustee  the Trustee's rights to accelerate the maturity of  such
Mortgage  Loan, to the extent that such acceleration is permitted by  the  terms  of the related Mortgage Note, under any  "due-on-
sale"  clause  applicable thereto; provided,  however,  that  the
Master  Servicer shall not exercise any such right if the due-on-
sale clause, in the reasonable belief of the Master Servicer,  is not  enforceable under applicable law or if such  exercise  would result in non-coverage of any resulting loss that would otherwise be  covered  under any insurance policy. In the event the  Master
Servicer  is  prohibited from exercising such right,  the  Master
Servicer  is  authorized to take or enter into an assumption  and modification  agreement  from  or  with  the  Person  to  whom  a
Mortgaged Property has been or is about to be conveyed,  pursuant to  which such Person becomes liable under the Mortgage Note and, unless  prohibited by applicable state law or unless the Mortgage
Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that  the  Mortgage  Loan shall continue to  be  covered  (if  so covered before the Master Servicer enters such agreement) by  any related  Primary  Insurance Policy. The Master Servicer  is  also authorized  to  enter into a substitution of liability  agreement with  such  Person, pursuant to which the original  Mortgagor  is released  from  liability  and  such  Person  is  substituted  as
Mortgagor and becomes liable under the Mortgage Note.  The Master
Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption
shall  (i) both constitute a "significant modification" effecting an  exchange or reissuance of such Mortgage Loan under  the  Code
(or  Treasury regulations promulgated thereunder) and  cause  the
REMICs  to  fail to qualify as a REMIC under the REMIC Provisions
or   (ii)   cause  the  imposition  of  any  tax  on  "prohibited
transactions" or "contributions" after the startup day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09.  Realization Upon Defaulted Mortgage Loans. The
                    -----------------------------------------
Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no
satisfactory   arrangements  can  be  made  for   collection   of
delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if the Master Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to
Certificateholders  after  reimbursement  to  itself   for   such
expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be
entitled  to  reimbursement  thereof  (as  well  as  its   normal
servicing compensation) as an advance. The Master Servicer  shall
maintain   information  required  for  tax   reporting   purposes
regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer

                               129

<PGE>

shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     With respect to each of the Group C-B Certificates and the Group I-B Certificates, the Master Servicer may enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the Class B Certificate with the lowest priority or a holder of a 100% interest in a class of securities representing such interests in such Class, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may (a) instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Selling and Servicing Contract to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash with the Master Servicer by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures or (b) purchase delinquent Mortgage Loans from the REMIC I Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Mortgage Loans plus accrued interest thereon at the applicable Mortgage Interest Rate through the last day of the month in which such Mortgage Loan is purchased.

     REMIC I shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that REMIC I acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for REMIC I, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by REMIC I of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by REMIC I is located or cause REMIC I to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by REMIC I is located at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the
Certificateholders  solely  for  the  purpose   of   its   prompt
disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to
its   conservation  and  protection  of  the  interests  of   the
Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income
with respect to any Mortgaged Property   required   by  Sections
6050H,   6050J   and   6050P, respectively,  of  the  Code,  and
deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to REMIC I, REMIC II, REMIC III or the Depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10.  Trustee to Cooperate; Release of Mortgage Files.
                    -----------------------------------------------
Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section  3.11.  Compensation to the Master Servicer and  the
                     --------------------------------------------
Servicers.  As  compensation for its  activities  hereunder,  the
---------
Master Servicer shall be entitled to receive from the Investment Account or the Certificate Account the amounts provided for by
Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section  3.12.  Reports to the Trustee; Certificate  Account
                     --------------------------------------------
Statement.  Not later than 15 days after each Distribution  Date,
---------
the Master Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in
Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall provide such statements to any Certificateholder upon request at the expense of the Master Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the REMIC I Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the REMIC I Trust Fund's security interest in the Mortgaged Property.

     Section 3.13.  Annual Statement as to Compliance. The Master
                    ---------------------------------
Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the
nature  and status  thereof.  Copies  of  such statement   shall
be  provided  by  the  Master   Servicer   to Certificateholders
upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14.  Access to Certain Documentation and Information
                    -----------------------------------------------
Regarding  the Mortgage Loans. In the event that the Certificates
-----------------------------
are   legal   for   investment   by   federally-insured   savings
associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

Section 3.15.  Annual Independent Public Accountants' Servicing
               ------------------------------------------------
Report.  On or before April 30 of each year, beginning  with  the
------
first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the financial statements as of the previous December 31 of the Master Servicer's parent corporation (which shall include a limited examination of the Master Servicer's financial statements), nothing came to their attention that indicated that the Master Servicer was not in compliance with
Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for
(i)  such exceptions as such firm believes to be immaterial,  and
(ii) such other exceptions as are set forth in such statement.

     Section 3.16.  [Reserved]

     Section 3.17.  [Reserved.]

     Section 3.18.  [Reserved.]

     Section 3.19.  [Reserved.]

     Section 3.20.  Assumption or Termination of Selling and Servicing
                    --------------------------------------------------
Contracts  by Trustee. In the event the Master Servicer,  or  any
---------------------
successor Master Servicer, shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that  the  Master Servicer shall not thereby be relieved  of  any
liability   or
obligations  under  the  Selling  and   Servicing Contracts  with
respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.

                           ARTICLE IV
                           ----------


       Payments to Certificateholders; Payment of Expenses
       ---------------------------------------------------

     Section  4.01.  Distributions to Holders of REMIC I  Regular
                     --------------------------------------------
Interests and Class R-1 Certificateholders.  On each Distribution
------------------------------------------
Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC I Distribution Amount to the Holders of the REMIC I Regular Interests and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R-1 Certificateholders the sum of (a) the Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.02(b), by wire transfer in immediately available funds for the account of each such Holders and the Class R-1 Certificateholder, or by any other means of payment acceptable to each such Holder and the Class R-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC III and REMIC II and not REMIC I.

     Section 4.02.  Advances by the Master Servicer; Distribution
                    ---------------------------------------------
Reports to the Trustee.
----------------------
     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments;
provided  that,  with  respect  to  any  Balloon  Loan  that   is
delinquent on its maturity date, the Master Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this
Section 4.02 with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable Pass-Through Rate for each Distribution Date . The Master Servicer's obligation to make any advance or advances described in this Section 4.02 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest in respect of the Mortgage Loans, stated separately. In the event that full scheduled amounts of principal and interest in respect of the Mortgage Loans shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.02, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance,
(ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this
Section  4.02, used by the Master Servicer to make  such  Monthly
P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to the Mortgage Loans. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I established by the Servicers amounts received by the applicable Servicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Master Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Investment Account or the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.03.

     (b) Prior to Noon New York City time two Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and
interest,  the  Residual  Distribution  Amount  and  the   Excess
Liquidation Proceeds to be distributed to each Class of REMIC I Regular Interests, each Class of REMIC II Regular Interests and each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "REMIC I Distribution Amount", "REMIC II Distribution Amount" and "REMIC III Distribution Amount", Section 4.01, Section 4.04 and Section
4.06 hereof and other related definitions set  forth in Article
I hereof).

     Section 4.03.  Nonrecoverable Advances. Any advance previously
                    -----------------------
made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such
Mortgage   Loan   shall   be   a  Nonrecoverable   Advance.   The
determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in
Section 3.05(a)(i), (ii) and (iv) of this Agreement.

     Section  4.04.  Distributions to Holders of REMIC II Regular
                     --------------------------------------------
Interests and Class R-2 Certificateholders.  On each Distribution
------------------------------------------
Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC II Distribution Amount to the Holders of the REMIC II Regular Interests and to have deposited such amount for their benefit into the Certificate Account and (ii) from the
Certificate Account shall distribute to the Class R-2 Certificateholders the amounts to be distributed to the Class R-2 Certificateholders pursuant to the definition of "REMIC II
Distribution Amount" for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.02(b), by wire transfer in immediately available funds for the account of each such Holders and the Class R-2 Certificateholder, or by any other means of payment acceptable to each such Holder and the Class R-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.04 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC III and not REMIC II.

     Section 4.05.  Distributions to Certificateholders (other than
                    -----------------------------------------------
Class R-1 and Class R-2 Certificateholders).
-------------------------------------------
     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall withdraw from the Certificate Account, the REMIC III Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the REMIC III Available Distribution Amount, the REMIC III Distribution Amount to the Certificates (other than the Class R-1 and Class R-2 Certificates), all in accordance with written statements received from the Master Servicer pursuant to Section 4.02(b), by wire transfer in immediately  available  funds for the account  of,  or  by  check
mailed   to,  each  such  Certificateholder  of  record  on   the
immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificates and of any Certificates issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution upon the Class R-1 and Class R-2 Certificates upon the termination of REMIC I and REMIC II) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate
Registrar specified in the notice delivered pursuant to Section 4.06(c)(ii) and Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and
Liquidation Proceeds received and expected to be received during the Payoff Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

         (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section  4.06.  Statements to Certificateholders. With  each
                     --------------------------------
distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

     Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans, in each case, by Loan Group;

          (c) The amount of the Group I Special Hazard Coverage and the Combined Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of the Group I Bankruptcy Coverage and the Combined Bankruptcy Coverage available to the Senior
     Certificates remaining as of the close of business on the applicable Determination Date;

          (e)   The  amount  of  the Group I Fraud  Coverage  and
     Combined Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable
     Determination Date; and

          (f) The amount of Realized Losses incurred in respect of each Loan Group allocable to the Certificates on the related Distribution Date and the cumulative amount of Realized Losses incurred in respect of each Loan Group allocated to such Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

                            ARTICLE V
                            ---------

                        The Certificates
                        ----------------

     Section 5.01.  The Certificates.
                    ----------------

     (a) The Certificates shall be substantially in the forms set forth in Exhibit A, B and C with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee,
authenticated   by   the   Trustee   (or   any   duly   appointed
Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in
Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such
certificate upon any Certificate shall be   conclusive  evidence,
and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01: "Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through
Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies;
"Ownership Interest" means, with respect to any Residual
Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee;
"Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership
Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B)   In connection with any proposed Transfer  of
          any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual
          Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long  as
          it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J;
          (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii)     (A)  If any "disqualified organization" (as defined in
     Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted
     Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual
     Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual
     Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual
     Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause
          (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual
          Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agencies to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause REMIC I, REMIC II and REMIC III to cease to qualify as a REMIC and will not create a risk that
          (1) REMIC I, REMIC II and REMIC III may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi)  The following legend shall appear on all Residual
     Certificates:

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
     (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R-1] [R-2] [R-3] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
     CERTIFICATE. EACH HOLDER OF THE CLASS [R-1][R-2] [R-3]CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE
     DEEMED   TO  HAVE  CONSENTED  TO  THE  PROVISIONS  OF   THIS
     PARAGRAPH.

          (vii) The Tax Matters Person for each of REMIC I, REMIC II and REMIC III, while not a Disqualified Organization, shall be the tax matters person for the related REMIC within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

     (d)   In  the case of any Class B, Class I-A-23 or  Residual
Certificates  presented  for registration  in  the  name  of  any
Person,  the  Trustee  shall require either  (i)  an  Opinion  of
Counsel  acceptable to and in form and substance satisfactory  to the  Trustee  and the Company to the effect that the purchase  or holding  of  a  Class B, Class I-A-23 or Residual Certificate  is
permissible under applicable law, will not constitute  or  result in a non-exempt prohibited transaction under Section 406 of ERISA or  Section  4975 of the Code, and will not subject the  Trustee, the Master Servicer or the Company to any obligation or liability
(including obligations or liabilities under Section 406 of  ERISA or  Section 4975 of the Code) in addition to those undertaken  in this  Agreement, which Opinion of Counsel shall not be an expense of  the Trustee, the Master Servicer
or the Company or (ii) only in the case of a Class B or Class I-A-23 Certificate, an officer's certificate substantially in the form of
Exhibit  N attached   hereto  acceptable  to  and  in  form  and   substance
satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trustee, the Master
Servicer or the Company.

          (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate or a Class I-A-1 Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f); provided that any transfer, sale, pledge or other disposition of a Junior Subordinate Certificate or a Class I-A-1 Certificate shall be exempt from the requirements of this Section 5.01(e) and
     Section 5.01(f) if each of the Certificateholder desiring to effect such transfer and such Certificateholder's transferee are among the following: (i) DLJ Mortgage Capital, Inc., (ii)
     Donaldson, Lufkin & Jenrette Securities Corporation and (iii) DLJ Mortgage Acceptance Corp. Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the REMIC I Trust Fund, the REMIC II Trust Fund, the REMIC III Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Junior Subordinate Certificate and Class I-A-1 Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in
     Section 5.01(f).

     (f) To effectuate a Certificate transfer of a Junior Subordinate Certificate or a Class I-A-1 Certificate in accordance with this
Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex
1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this
Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     Section 5.02.  Certificates Issuable in Classes; Distributions of
                    --------------------------------------------------
Principal  and Interest; Authorized Denominations. The  aggregate
-------------------------------------------------
principal  amount  of the Certificates that may be  authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date,
as  specified  in  the Preliminary Statement to  this  Agreement,
except   for   Certificates  authenticated  and  delivered   upon
registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances, initial
Component  Principal  Balances  and  Final  Maturity   Dates   as
specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off
Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section  5.03.   Registration of Transfer  and  Exchange  of
                      -------------------------------------------
Certificates. The Trustee shall cause to be maintained at one  of
------------
its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon   surrender  for  registration  of  transfer   of   any
Certificate to the Trustee at the office of First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Tom Bowen, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the
Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders,
Certificates   may  be  exchanged  for  other   Certificates   in
Authorized  Denominations  of  like  Percentage  Interest,   upon
surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any
Authenticating  Agent,  shall  authenticate  and   deliver,   the
Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04.  Mutilated, Destroyed, Lost or Stolen Certificates.
                    -------------------------------------------------
If (i) any mutilated Certificate is surrendered to the Trustee or
any   Authenticating   Agent,  or  (ii)  the   Trustee   or   any
Authenticating  Agent receives evidence to their satisfaction  of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them  harmless, then, in the absence of notice to the Trustee  or any  Authenticating Agent that such Certificate has been acquired by  a  bona  fide  purchaser, the Trustee shall execute  and  the
Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the REMIC III Trust Fund (or with respect to the Class R-1 and Class R-2 Certificates, the residual ownership interests in the REMIC I Trust Fund and REMIC II Trust Fund, respectively) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05.  Persons Deemed Owners. The Company, the Master
                    ---------------------
Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, Section 4.04 and Section 4.06 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

     Section 5.06.  Temporary Certificates. Upon the initial issuance
                    ----------------------
of  the Certificates, the Trustee may execute, and the Trustee or
any   Authenticating  Agent  shall  authenticate   and   deliver,
temporary   Certificates   which   are   printed,   lithographed,
typewritten   or   otherwise   produced,   in   any    Authorized
Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B, C and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section
5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section   5.07.   Book-Entry  for  Book-Entry  Certificates.
                       -----------------------------------------
Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless   and   until  definitive,  fully  registered   Book-Entry
Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry
     Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c)   to the extent that the provisions of this Section
     5.07 conflict with any other provisions of this Agreement, the provisions of this Section 5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive

     Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08.  Notices to Clearing Agency. Whenever notice or
                    --------------------------
other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to
Section  5.09,  the  Trustee  shall give  all  such  notices  and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants
in   accordance  with  its  applicable  rules,  regulations   and
procedures.

     Section  5.09.  Definitive Certificates. If (a)  the  Master
                     -----------------------
Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the
Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10.  Office for Transfer of Certificates. The Trustee
                    -----------------------------------
shall  maintain in New York, New York, an office or agency  where
Certificates may be surrendered for registration of
transfer  or exchange. First Trust of New York, National Association, 100 Wall
Street,  Suite  1600, New York, New York 10005,  Attention:   Tom
Bowen, is initially designated for said purposes.

                           ARTICLE VI
                           ----------

               The Company and the Master Servicer
               -----------------------------------

     Section 6.01.  Liability of the Company and the Master Servicer.
                    ------------------------------------------------
The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein..

     Section 6.02.  Merger or Consolidation of the Company, or the
                    ----------------------------------------------
Master  Servicer. Any corporation into which the Company  or  the
----------------
Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03.  Limitation on Liability of the Company, the Master
                    --------------------------------------------------
Servicer  and Others. Neither the Company nor the Master Servicer
--------------------
nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to
the   REMIC  I,  REMIC  II  or  REMIC  III  Trust  Fund  or   the
Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the  performance of duties or by reason of reckless disregard  of
duties   and  obligations  hereunder.  The  Company,  the  Master
Servicer  and  any director, officer, employee or  agent  of  the
Company  or  the Master Servicer may rely in good  faith  on  any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the REMIC I Trust Fund and held harmless against any loss, liability or  expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the
performance  of  duties  hereunder  or  by  reason  of   reckless
disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the REMIC I Trust
Fund
and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04.  The Company and the Master Servicer not to Resign.
                    -------------------------------------------------
The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer
permissible   under   applicable  law.  Any  such   determination
permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall
have   assumed   the   Master  Servicer's  responsibilities   and
obligations in accordance with Section 7.02 hereof.

           If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

                           ARTICLE VII
                           -----------

                             Default
                             -------

     Section 7.01.  Events of Default. (a) In case one or more of the
                    -----------------
following Events of Default by the Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

            (i) Any failure by the Master Servicer to deposit into the Certificate Account any payment required to be deposited therein by the Master Servicer under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; or

            (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; or

           (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

             (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

           Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two

Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this
Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

             (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; or

            (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

            (iv)      The  Company  shall admit  in  writing  its
     inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section
10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the REMIC III Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02.  Trustee to Act; Appointment of Successor. On and
                    ----------------------------------------
after  the  time  the  Master  Servicer  receives  a  notice   of
termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this
Agreement  and  under  the Selling and Servicing  Contracts  with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee
shall  not  under  any  circumstances  be  responsible  for   any
representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder,
except   for  those  amounts  due  to  the  Master  Servicer   as
reimbursement for advances previously made or amounts  previously
expended    and    are    otherwise    reimbursable    hereunder.
Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03.  Notification to Certificateholders. Upon any such
                    ----------------------------------
termination or appointment of a successor to the Master Servicer,
the   Trustee  shall  give  prompt  written  notice  thereof   to
Certificateholders at their respective addresses appearing in the Certificate Register.

                          ARTICLE VIII
                          ------------

                     Concerning the Trustee
                     ----------------------

     Section 8.01.  Duties of Trustee.
                    -----------------

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certifi-cates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the
Trustee,   the   Trustee   shall  transmit   by   mail   to   all
Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

     Section 8.02.  Certain Matters Affecting the Trustee. Except as
                    -------------------------------------
otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; provided, however, that if the payment within a reasonable time to the
  Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

         (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06.

     Section 8.03.  Trustee Not Liable for Certificates or Mortgage
                    -----------------------------------------------
Loans.  The recitals contained herein (other than those  relating
-----
to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the
statements   of   the   Company  and  the  Trustee   assumes   no
responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I
by   any  Servicer  or  into  the  Investment  Account,  or   the
Certificate Account by the Master Servicer or the Company.

     Section 8.04.  Trustee May Own Certificates. The Trustee or any
                    ----------------------------
agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05.  The Master Servicer to Pay Trustee's Fees and
                    ---------------------------------------------
Expenses.  Subject  to any separate written  agreement  with  the
--------
Trustee, the Master Servicer covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Company shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

     Section 8.06.  Eligibility Requirements for Trustee. The Trustee
                    ------------------------------------
hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agencies.
If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07.  Resignation and Removal of Trustee. The Trustee
                    ----------------------------------
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any
court  of  competent  jurisdiction  for  the  appointment  of   a
successor trustee.

     If  at  any  time the Trustee shall cease to be eligible  in accordance with the provisions of Section 8.06 and shall fail  to resign after written request therefor by the Master Servicer,  or if  at any time the Trustee shall become incapable of acting,  or shall  be  adjudged bankrupt or insolvent,
or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its
property   or   affairs  for  the  purpose   of   rehabilitation,
conservation or liquidation, then the Master Servicer may  remove
the   Trustee  and  appoint  a  successor  trustee   by   written
instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the REMIC III Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee shall be borne by the Trustee, and any expenses associated with the removal of the Trustee shall be borne by the Master Servicer.

     Section 8.08.  Successor Trustee. Any successor trustee appointed
                    -----------------
as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act,  deed or conveyance, shall become fully vested with all  the
rights,   powers,  duties  and  obligations  of  its  predecessor
hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of
Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agencies. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section  8.09.   Merger  or Consolidation  of  Trustee.  Any
                      -------------------------------------
corporation or association into which the Trustee may  be  merged or  converted  or  with  which it may  be  consolidated,  or  any
corporation   resulting   from   any   merger,   conversion    or
consolidation  to  which the Trustee shall be  a  party,  or  any corporation  succeeding to the corporate trust  business  of  the
Trustee,  shall  be  the  successor  of  the  Trustee  hereunder,
provided  such  resulting  or  successor  corporation  shall   be
eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10.  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I Trust Fund, the REMIC II Trust Fund or REMIC III Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the REMIC I Trust Fund, the REMIC II Trust Fund or REMIC III Trust Fund and to vest in such Person or Persons, in such capacity, such title to the REMIC I Trust Fund, the REMIC II Trust Fund or REMIC III Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11.  Authenticating Agents. The Trustee may appoint one
                    ---------------------
or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of
authentication,  such  reference  shall  be  deemed  to   include
authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent
must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New
York,   having  a  combined  capital  and  surplus  of  at  least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the
Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to
Section 8.05 if paid by the Trustee.

     Section 8.12.  Paying Agents. The Trustee may appoint one or more
                    -------------
Paying  Agents which shall be authorized to act on behalf of  the
Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01,
Section  4.04, Section 4.06(a) and Section 9.01(b) to the  extent directed  to do so by the Master Servicer. Wherever reference  is made  in  this  Agreement to the withdrawal from the  Certificate
Account by the Trustee, such reference shall be deemed to include such  a  withdrawal on behalf of the Trustee by a  Paying  Agent.
Whenever reference is made in this Agreement to a distribution by
the    Trustee
or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying
Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New
York,   having  a  combined  capital  and  surplus  of  at  least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section
8.05 if paid by the Trustee.

                           ARTICLE IX
                           ----------

                           Termination
                           -----------

     Section 9.01.  Termination Upon Repurchase by the Company or
                    ---------------------------------------------
Liquidation of All Mortgage Loans.
---------------------------------

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the REMIC I Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of
(A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the REMIC I Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the REMIC I Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the REMIC I Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than five percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the REMIC I Trust Fund.

     In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this
Section 9.01(a) in order to terminate the REMIC I Trust Fund or repurchase the Mortgage Loans under this Section 9.01.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"), (ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate
Registrar   therein  specified.  Upon  any   such   notice,   the
Certificate  Account  shall  terminate  subject  to  the   Master

Servicer's   obligation   to  hold   all   amounts   payable   to
Certificateholders  in  trust  without  interest   pending   such
payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.  Additional Termination Requirements.
                    -----------------------------------

     (a) In the event the Company exercises its purchase option as provided in Section 9.01, the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund shall be terminated in accordance with the following additional requirements, unless the Company, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the REMIC I Trust Fund, the REMIC II Trust Fund and REMIC III Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC
I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund as described in Section 860F of the Code, or (ii) cause the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III
Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Company, on behalf of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund; and

         (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund to the Company for cash in the amount specified in Section 9.01.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03.  Trusts Irrevocable. Except as expressly provided
                    ------------------
herein, the trusts created hereby are irrevocable.

                            ARTICLE X
                            ---------

                    Miscellaneous Provisions
                    ------------------------

     Section 10.01. Amendment.
                    ---------

     (a) This Agreement may be amended from time to time by the Master Servicer, the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund, or to assure the conveyance to the Trustee of any property included in the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Master Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the REMIC I Trust Fund, the REMIC II
Trust Fund or the REMIC III Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. To the extent permitted
                    ------------------------
by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. Limitation on Rights of Certificateholders. The
                    ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the REMIC I Trust Fund, the REMIC II
Trust   Fund   or  REMIC  III  Trust  Fund,  nor   entitle   such
Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No  Certificateholder shall have any right by virtue  or  by availing  of  any  provision of this Agreement to  institute  any suit,  action or proceeding in equity or at law upon or under  or with  respect  to  this Agreement, unless such Holder  previously shall  have given to the Trustee a written notice of default  and of  the continuance thereof, as hereinbefore provided, and unless also  the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust  Fund  shall have  made  written  request upon the Trustee to  institute  such action,  suit or proceeding in its own name as Trustee  hereunder and  shall  have offered to the Trustee such reasonable indemnity as  it may require against the costs, expenses and liabilities to be  incurred  therein or thereby, and the Trustee,  for  60  days after its receipt of such notice, request and offer of indemnity, shall  have  neglected or refused to institute any  such  action, suit  or  proceeding. However, the Trustee is under no obligation to  exercise any of the extraordinary trusts or powers vested  in it  by  this  Agreement or to make any investigation  of  matters
arising  hereunder  or  to  institute,  conduct  or  defend   any
litigation hereunder or in relation hereto at the request,  order or  direction  of  any  of  the  Certificateholders  unless  such
Certificateholders   have  offered  to  the  Trustee   reasonable
security or indemnity against the costs, expenses and liabilities which  may  be incurred therein or thereby. It is understood  and intended, and expressly covenanted by each Certificateholder with every  other Certificateholder and the Trustee, that  no  one  or more  Holders of Certificates shall have any right in any  manner whatever  by  virtue  or  by
availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common
benefit  of  all  Certificateholders.  For  the  protection   and
enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section  10.04.  Access  to List of Certificateholders.  The
                      -------------------------------------
Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. Governing Law. This Agreement shall be construed
                    -------------
in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 10.06. Notices. All demands, notices and communications
                    -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (c) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (d) in the case of S&P, 26 Broadway, 15th
Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P and (e) in the case of Fitch, 1 State Street Plaza, New York, New York, Attention: George Massim, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. Severability of Provisions. If any one or more of
                    --------------------------
the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section  10.08. Counterpart Signatures. For the  purpose  of
                     ----------------------
facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. Benefits of Agreement. Nothing in this Agreement
                    ---------------------
or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective
successors   hereunder,  any  separate  trustee   or   co-trustee
appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. Notices and Copies to Rating Agencies.
                    -------------------------------------

     (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii) the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii), (iv), (vii) and (viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

          (i)  any amendment of this Agreement pursuant to Section 10.01;


         (ii) the appointment of a successor Trustee pursuant to Section
     8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to
     Section 4.02; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between
     (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.02.

The Master Servicer shall provide copies of the statements pursuant to Section 4.02, Section 4.05, Section 3.12, Section
3.13 or Section 3.15 or any other statements or reports to the Rating Agencies in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of
Section 4.05, the Master Servicer shall provide such reports to the Rating Agencies in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              PNC MORTGAGE SECURITIES CORP.

(SEAL)

                              By:\s\Michael A.  Aaknes
                                 ---------------------
                                 Michael A.  Aaknes
                                 Its: Assistant Vice President



                              U.S. BANK NATIONAL ASSOCIATION,
                              as TRUSTEE

(SEAL)

       No Seal                 By: \s\C.  Hatfield
                                   ------------------------
                                   C. Hatfield
                                   -------------
                                   Its: Vice President
                                        --------------

                 ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS   )
                    )  SS.
COUNTY OF LAKE      )


     On  this 30th day of July, 1998 before me, a Notary Public  in
              ----        ----------
and for said State, personally appeared, known to me to be the Assistant Vice President of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                              \s\Laura A.  Kelsey
                              -------------------
                              Notary Public

(SEAL)

                 CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA       )
                         )   SS.
COUNTY OF RAMSEY         )

     On  this 30th day of July, 1998 before me, a Notary Public in
              ----        ----------
and for said State, personally appeared Christina Hatfield known to me to be the Vice President of U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the corporations that executed the within instrument, and also known to me to be the person who executed in on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       \s\Deborah J.  Franco
                                       ---------------------
                                           Notary Public

(SEAL)

                                                    Exhibit A-I-A-1
                                                    CUSIP

                  MORTGAGE PASS-THROUGH CERTIFICATE

                             Class I-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                    PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-1
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $________________________

Class  I-A-1  Remittance  Rate:   Based  on  the  following   six
Components: (i) Component I-A-1-1: 6.750% applied to the Component I-A-1-1 Notional Amount; (ii) Component I-A-1-2
Remittance  Rate:   6.400%;  (iii) Component  I-A-1-3  Remittance
Rate:  7.000%  applied to the Component I-A-1-3 Notional  Amount;
(iv) Component I-A-1-4 Remittance Rate: 0.00%; (v) Component I-A-1-5 Remittance Rate: 6.750% applied to the Component I-A-1-5 Principal Balance; and (vi) Component I-A-1-6 Remittance Rate:
0.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-1 Principal Balance
as of the Cut-Off Date:   $[        ]

                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-2
                                                    CUSIP

                 MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-2
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $________________________

Class I-A-2 Remittance Rate:   6.400%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-2 Principal Balance
as of the Cut-Off Date:   $[         ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-3
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-3
                                     Principal Balance as of the
                                     the Cut-Off Date Evidenced by
                                     this Certificate:
                                     $____________________________

Class I-A-3 Remittance Rate:   6.400%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-3 Principal Balance
as of the Cut-Off Date:   $[        ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-4
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-4
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $___________________________


Class I-A-4 Remittance Rate:   6.400%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-4 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-5
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-5
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $__________________________


Class I-A-5 Remittance Rate:   6.400%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-5 Principal Balance
as of the Cut-Off Date:   $[        ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-6
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-6
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $__________________________


Class I-A-6 Remittance Rate:   6.400%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-6 Principal Balance
as of the Cut-Off Date:   $[         ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-7
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-7
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $________________________________

Class I-A-7 Remittance Rate:   6.165%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-7 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-8
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-8

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-8
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $___________________________

Class I-A-8 Remittance Rate:   6.700%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-8 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-9
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-A-9

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the  Class  I-A-9
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $____________________________


Class I-A-9 Remittance Rate:   7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-9 Principal Balance
as of the Cut-Off Date:   $[     ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-10
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-10

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-10
                                    Notional Amount as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $______________________


Class I-A-10 Remittance Rate: 6.750% applied to the Class  I-A-10
                              Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-10 Principal Balance
as of the Cut-Off Date:   $0.00

Class I-A-10 Notional Amount
as of the Cut-Off Date:   $

                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-11
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-11

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-11
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $_____________________________


Class I-A-11 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-11 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-12
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-12

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-12
                                    Principal Balance as of
                                    the Cut-Off Date Evidenced by
                                    this Certificate:
                                    $_____________________________


Class I-A-12 Remittance Rate:   8.100%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-12 Principal Balance
as of the Cut-Off Date:   $[     ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-13
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-13

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-13
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $___________________________

Class I-A-13 Remittance Rate:   7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-13 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-14
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-14

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-14
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $___________________


Class I-A-14 Remittance Rate:   7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-14 Principal Balance
as of the Cut-Off Date:   $[     ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-15
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-15

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-15
                                    Principal Balance as of the
                                    the Cut-Off Date Evidenced by
                                    this Certificate:
                                    $__________________________


Class I-A-15 Remittance Rate:   7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-15 Principal Balance
as of the Cut-Off Date:   $[       ]




                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-16
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-16

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-16
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $______________________________


Class I-A-16 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-16 Principal Balance
as of the Cut-Off Date:   $[     ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-17
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-17

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-17
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $_______________________________


Class I-A-17 Remittance Rate:   6.400%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-17 Principal Balance
as of the Cut-Off Date:   $[       ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-18
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-18

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-18
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $_____________________________


Class I-A-18 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-18 Principal Balance
as of the Cut-Off Date:   $[    ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-19
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-19

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-19
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $_____________________________


Class I-A-19 Remittance Rate:   6.600%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-19 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-20
                                        CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-20

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-20
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $_____________________________


Class I-A-20 Remittance Rate:   0.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-20 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-21
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-21

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-21
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $______________________________


Class I-A-21 Remittance Rate:   0.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-21 Principal Balance
as of the Cut-Off Date:   $[      ]



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-22
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-22

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-22
                                    Notional Amount as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $____________________________



Class I-A-22 Remittance Rate:   6.750% applied to the Class  I-A-22
                                Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-22 Principal Balance
as of the Cut-Off Date:   $0.00

Class I-A-22 Notional Amount
as of the Cut-Off Date:   $

                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-A-23
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-23

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

IN THE CASE OF ANY CLASS I-A-23 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-A-23
CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION  406  OF ERISA OR SECTION 4975 OF THE CODE AND  WILL  NOT
SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-A-23 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series  1998-6                      Portion of the  Class  I-A-23
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $______________________________


Class I-A-23 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-23 Principal Balance
as of the Cut-Off Date:   $[      ]



                  Registered Owner____________
                       Certificate No. ___

                                                    Exhibit A-I-A-24
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class I-A-24

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  I-A-24
                                    Notional Amount as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $____________________________


Class I-A-24 Remittance Rate: 6.750% applied to the Class I-A-24
                              Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-A-24 Principal Balance
as of the Cut-Off Date:   $0.00

Class I-A-24 Notional Amount
as of the Cut-Off Date:   $

                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-X
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                            Class I-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is       %, and the amount of  OID
attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-6                      Portion of the Class I-X
                                   Notional Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class I-X Remittance Rate:   6.750% applied to the Class
I-X Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class I-X Principal Balance
as of the Cut-Off Date: $0.00

Class I-X Notional Amount
as of the Cut-Off Date:   $[       ]


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-I-B-1
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID")
of  no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-6                      Portion of the Class I-B-1
                                   Principal Balance as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class I-B-1 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-B-1 Principal Balance
as of the Cut-Off Date:   $[      ]

                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-I-B-2
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID")
of  no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-6                      Portion of the Class I-B-2
                                   Principal Balance as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class I-B-2 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-B-2 Principal Balance
as of the Cut-Off Date:   $[      ]
                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-I-B-3
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID")
of  no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-6                      Portion of the Class I-B-3
                                   Principal Balance as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class I-B-3 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class I-B-3 Principal Balance
as of the Cut-Off Date:   $[      ]


                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-I-B-4
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-6                      Portion of the Class I-B-
                                        4 Principal Balance as of
                                        the Cut-Off Date Evidenced
                                        by this Certificate:
                                        $__________________________


     Class I-B-4 Remittance Rate:   6.750%

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class I-B-4 Principal Balance
     as of the Cut-Off Date:   $[    ]


                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-I-B-5
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-6                      Portion of the Class I-B-
                                        5 Principal Balance as of
                                        the Cut-Off Date Evidenced
                                        by this Certificate:
                                        $__________________________

     Class I-B-5 Remittance Rate:   6.750%

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class I-B-5 Principal Balance
     as of the Cut-Off Date:   $[    ]

                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-I-B-6
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class I-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-6                      Portion of the Class I-B-
                                        6 Principal Balance as of
                                        the Cut-Off Date Evidenced
                                        Evidenced by this Certificate:
                                        $_________________________


     Class I-B-6 Remittance Rate:   6.750%

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class I-B-6 Principal Balance
     as of the Cut-Off Date:   $[     ]

                       __________________
                        Registered Owner
                    Certificate No. _________

                                                    Exhibit A-II-A-1
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-1
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $___________________________

Class II-A-1 Remittance Rate: 6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-1 Principal Balance as of the Cut-Off Date:



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-2
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-2
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $___________________________


Class II-A-2 Remittance Rate: 6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-2 Principal Balance as of the Cut-Off Date:



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-3
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-3
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $____________________________


Class II-A-3 Remittance Rate: 6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date: August 25, 1998

Last Scheduled Distribution Date:

Class II-A-3 Principal Balance as of the Cut-Off Date:



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-4
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. Interest is not payable with respect to this Certificate.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-4
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $____________________________


Class II-A-4 Remittance Rate: 0.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-4 Principal Balance as of the Cut-Off Date:



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-5
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-5
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $_________________________


Class II-A-5 Remittance Rate: 6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-5 Principal Balance as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-6
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-6
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $___________________________


Class II-A-6 Remittance Rate: 6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-6 Principal Balance as of the Cut-Off Date:




                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-7
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-7
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $____________________________


Class II-A-7 Remittance Rate: 7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-7 Principal Balance as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-8
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-8

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-8
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $________________________


Class II-A-8 Remittance Rate: 7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-8 Principal Balance as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-9
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-9

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. Interest is not payable with respect to this Certificate.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                       Portion of the Class  II-A-9
                                     Principal Balance as of the
                                     Cut-Off Date Evidenced by
                                     this Certificate:
                                     $____________________________


Class II-A-9 Remittance Rate: 6.450%

Cut-Off Date:   July 1, 1998

First Distribution Date: August 25, 1998
Last Scheduled Distribution Date:

Class II-A-9 Principal Balance as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-10
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-10

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the Class  II-A-10
                                    Notional Amount as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $____________________________


Class  II-A-10 Remittance Rate: 6.750% applied to the
                                Class II-A-10 Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-10 Principal Balance as of the Cut-Off Date: $0.00

Class II-A-10 Notional Amount as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-11
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-11

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the Class  II-A-11
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $___________________________


Class II-A-11 Remittance Rate: 7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-11 Principal Balance as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-12
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-12

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the Class  II-A-12
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $____________________________


Class II-A-12 Remittance Rate: 6.500%

Cut-Off Date:   July 1, 1998

First Distribution Date: August 25, 1998

Last Scheduled Distribution Date:

Class II-A-12 Principal Balance as of the Cut-Off Date: $



                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-II-A-13
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class II-A-13

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. Interest is not payable with respect to this Certificate.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the Class  II-A-13
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $____________________________


Class II-A-13 Remittance Rate: 0.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-A-13 Principal Balance as of the Cut-Off Date: $


                           Cede & Co.
                        Registered Owner

                                                   Exhibit A-II-X
                                                            CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class II-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is       %, and the amount of  OID
attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-6                      Portion of the Class II-X
                                   Notional Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class II-X Remittance Rate: 6.500% applied to the Class
II-X Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date:  August 25, 1998

Last Scheduled Distribution Date:

Class II-X Principal Balance
as of the Cut-Off Date: $0.00

Class II-X Notional Amount
as of the Cut-Off Date:   $

                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-III-A-1
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class III-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the Class  III-A-1
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $____________________________


Class III-A-1 Remittance Rate:   7.000%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class III-A-1 Principal Balance
as of the Cut-Off Date:   $



                           Cede & Co.
                        Registered Owner

                                                  Exhibit A-III-X
                                                            CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class III-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is       %, and the amount of  OID
attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-6                      Portion of the Class III-X
                                   Notional Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class III-X Remittance Rate:  7.000% applied to the Class
III-X Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date: August 25, 1998

Last Scheduled Distribution Date:

Class III-X Principal Balance
as of the Cut-Off Date: $0.00

Class III-X Notional Amount
as of the Cut-Off Date:   $[    ]

                           Cede & Co.
                        Registered Owner

                                                  Exhibit A-III-P
                                                            CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class III-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-6                 Portion   of   the   Class    III-P
                              Principal Balance as of the Cut-Off
                              Date evidenced by this Certificate:
                              $____________________________

Class III-P Remittance Rate: 0.00%

Cut-Off Date: July 1, 1998

First Distribution Date: August 25, 1998

Last Scheduled Distribution Date:

Class III-P Principal Balance as of the Cut-Off Date:


                           Cede & Co.
                        Registered Owner

                                                    Exhibit A-IV-A-1
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                          Class IV-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-6                      Portion of the  Class  IV-A-1
                                    Principal Balance as of the
                                    Cut-Off Date Evidenced by
                                    this Certificate:
                                    $__________________________


Class IV-A-1 Remittance Rate:   6.750%

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class IV-A-1 Principal Balance
as of the Cut-Off Date:   $



                           Cede & Co.
                        Registered Owner

                                                   Exhibit A-IV-X
                                                            CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class IV-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is       %, and the amount of  OID
attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-6                      Portion of the Class IV-X
                                   Notional Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class IV-X Remittance Rate: 6.750% applied to the
Class IV-X Notional Amount

Cut-Off Date:   July 1, 1998

First Distribution Date: August 25, 1998

Last Scheduled Distribution Date:

Class IV-X Principal Balance
as of the Cut-Off Date: $0.00

Class IV-X Notional Amount
as of the Cut-Off Date:   $[    ]

                           Cede & Co.
                        Registered Owner

                                                  Exhibit A-C-B-1
                                                            CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class C-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS C-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-6                      Portion of the Class C-B-1
                                   Principal Balance as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class C-B-1 Remittance Rate:  Variable

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class C-B-1 Principal Balance
as of the Cut-Off Date:   $


                        __________________
                         Registered Owner
                    Certificate No. _________

                                                  Exhibit A-C-B-2
                                                            CUSIP


                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class C-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS C-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-6                      Portion of the Class C-B-2
                                   Principal Balance as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class C-B-2 Remittance Rate:   Variable

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class C-B-2 Principal Balance
as of the Cut-Off Date:   $


                        __________________
                         Registered Owner
                    Certificate No. _________

                                                  Exhibit A-C-B-3
                                                            CUSIP


                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class C-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS C-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-6                      Portion of the Class C-B-3
                                   Principal Balance as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_____________________________


Class C-B-3 Remittance Rate:   Variable

Cut-Off Date:   July 1, 1998

First Distribution Date:   August 25, 1998

Last Scheduled Distribution Date:

Class C-B-3 Principal Balance
as of the Cut-Off Date:   $

                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-C-B-4
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class C-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS C-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-6                      Portion of the Class C-B-
                                        4 Principal Balance as of
                                        the Cut-Off Date Evidenced
                                        by this Certificate
                                        $______________________


     Class C-B-4 Remittance Rate:   Variable

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class C-B-4 Principal Balance
     as of the Cut-Off Date:   $


                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-C-B-5
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class C-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS C-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-6                      Portion of the Class C-B-
                                        5 Principal Balance as of
                                        the Cut-Off Date Evidenced
                                        by this Certificate:
                                        $______________________

     Class C-B-5 Remittance Rate:   Variable

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class C-B-5 Principal Balance
     as of the Cut-Off Date:   $


                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A-C-B-6
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class C-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is July 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than
$              per  $100,000  of  initial  Certificate  Principal
Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS C-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
  SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-6                      Portion of the Class C-B-
                                        6 Principal Balance as of
                                        the Cut-Off Date Evidenced
                                        by this Certificate:
                                        $_________________________

     Class C-B-6 Remittance Rate:   Variable

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class C-B-6 Principal Balance
     as of the Cut-Off Date:   $

                        __________________
                         Registered Owner
                    Certificate No. _________

                            Exhibit B
                              CUSIP
                 MORTGAGE PASS-THROUGH CERTIFICATE

                            Class R-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-3 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-3 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R-3 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-6               Percentage Interest evidenced by
                                 this Class R-3   Certificate  in
                                 the distributions to be  made
                                 with respect to the Class R-3
                                 Certificates: ___________%


     Class R-3 Remittance Rate: 6.750%. Additionally the Class R-3 Certificates are entitled to the Residual Distribution Amount as defined in the Pooling Agreement.

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class R Principal Balance as of the Cut-Off Date:   $50.00

                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit C-R-1            1
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                            Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R-1 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-6                 Percentage Interest evidenced
                                   by this Class R-1 Certificate
                                   in the distributions to be made
                                   with respect to the Class R-1
                                   Certificates: ____________%


     Class R-1 Remittance Rate: 6.750%. Additionally the
     Class R-1 Certificates are entitled to Excess
     Liquidation Proceeds and the Residual Distribution
     Amount as defined in the Pooling Agreement.

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class R-1 Principal Balance as of the Cut-Off Date:   $50.00

                        __________________
                         Registered Owner
                    Certificate No. _________

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC I Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                          U.S. BANK NATIONAL ASSOCIATION, as Trustee



                          By: _________________________________




            (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:__________________________

Dated:_______________________

                  PNC MORTGAGE SECURITIES CORP.
                MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC I Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not
insured   or   guaranteed   by  any  governmental   agency.   The
Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate
Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration  requirements  of the Securities  Act  of  1933,  as
amended   (the   "Securities  Act")  and  any  applicable   state
securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC I Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A  reasonable  service  charge may  be  made  for  any  such registration of transfer or exchange, and the Trustee may require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                           ASSIGNMENT



     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto __________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)


the   within   Mortgage  Pass-Through  Certificate   and   hereby
irrevocably constitutes and appoints _____________________________
__________________________________________________________________
Attorney   to   transfer  said  Certificate  on  the  Certificate
Register, with full power of substitution in the premises.

Dated:_________     ______________________________________________
                    Signature Guaranteed

                    _______________________________________________
                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                    Exhibit C-R-2
                                                    CUSIP

                MORTGAGE PASS-THROUGH CERTIFICATE

                            Class R-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-2 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-2 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R-2 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-6              Percentage Interest evidenced by
                                this Class R-2 Certificate in the
                                distributions to be made with
                                with respect to the Class R-2
                                Certificates: _____________%


     Class R-2 Remittance Rate: 6.750%. Additionally the Class R-2 Certificates are entitled to Excess
     Liquidation Proceeds and the Residual Distribution
     Amount as defined in the Pooling Agreement.

     Cut-Off Date:   July 1, 1998

     First Distribution Date:   August 25, 1998

     Last Scheduled Distribution Date:

     Class R-2 Principal Balance as of the Cut-Off Date:   $50.00

                        __________________
                         Registered Owner
                    Certificate No. _________

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC II Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC II Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.06 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                        U.S. BANK NATIONAL ASSOCIATION, as Trustee



                        By: ______________________________________





            (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By: __________________________

Dated:________________________

                  PNC MORTGAGE SECURITIES CORP.
                MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC II Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not
insured   or   guaranteed   by  any  governmental   agency.   The
Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate
Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC II Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A  reasonable  service  charge may  be  made  for  any  such registration of transfer or exchange, and the Trustee may require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                           ASSIGNMENT



     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto __________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ____________________________
_________________________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: ________     _____________________________________________
                    Signature Guaranteed


                    NOTICE:    The signature to this assignment
                               must correspond with the name as
                               written upon the face of the
                               within instrument in every
                               particular, without alteration or
                               enlargement or any change whatever.
                               This Certificate does not represent
                               an obligation  of or an interest
                               in PNC Mortgage Securities Corp. or
                               any of its affiliates,  including
                               PNC Bank Corp. Neither this
                               Certificate nor the underlying
                               Mortgage Loans are guaranteed by
                               any agency or instrumentality of
                               the United States.

                            Exhibit D

                      Mortgage Loan Schedule

     Copies of the Mortgage Loan Schedules (which have been intentionally omitted from this filing) may be obtained from PNC Mortgage Securities Corp. or U.S. Bank National Association by contacting,

     in the case of PNC Mortgage Securities Corp.,

                          Richie Moore
                   Master Servicing Department
                  PNC Mortgage Securities Corp.
                       75 N.  Fairway Drive
                  Vernon Hills, Illinois  60061
                    Telephone:  (847) 549-3683
                    Facsimile:  (847) 549-3681

     in the case of U.S. Bank National Association,

                        Tina Hatfield
                  Corporate Trust Department
                U.S. Bank National Association
                     180 E.  Fifth Street
                  St.  Paul, Minnesota  55101
                  Telephone:  (612) 244-5021
                  Facsimile:  (612) 244-0711

                                                    Exhibit E


                      SELLING AND SERVICING
                      ---------------------

                            CONTRACT
                            --------


This Selling and Servicing Contract (this "Agreement") is made and entered into by PNC Mortgage Securities Corp. and its successors and assigns ("PNC Mortgage") and the entity identified below and its successors and assigns (the "Company").


                           WITNESSETH:
                           -----------

      WHEREAS, this Company wishes to sell first lien residential
      -------
mortgage loans to, and service first lien residential mortgage loans on behalf of, PNC Mortgage; and

      WHEREAS, the Company has submitted a Seller Application  to
      -------
PNC   Mortgage  and  has  been  approved  by  PNC  Mortgage   for
participation in the PNC Mortgage Purchase Programs; and

      WHEREAS,  the  Company has received and  reviewed  the  PNC
      -------
Mortgage Purchase Programs Seller Guide (the "Seller Guide"), as well as the PNC Mortgage Servicing Guide (the "Servicing Guide" and, together with the Seller Guide, the "Guides"), and understands each and every provision thereof;

      NOW, THEREFORE, in consideration of the premises and of the
      --------------
mutual agreements herein contained, PNC Mortgage and the Company hereby agree as follows:

      1.    Guides.   The Guides, which set forth the  terms  and
            ------
conditions under which PNC Mortgage may elect to purchase mortgage loans from the Company, and the Company shall service mortgage loans on behalf of PNC Mortgage, are a supplement to this Agreement and such Guides, as may be amended or supplemented from time to time by PNC Mortgage, are incorporated into this Agreement in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used and not defined herein have the meanings ascribed to them in the Guides.

     2.   Company's Duties.  The Company shall diligently perform
          ----------------
all duties incident to the origination, sale and servicing of the mortgage loans subject to this Agreement. In the performance of its servicing duties, the Company shall exercise the same degree of care it exercises when servicing mortgage loans for its own account, but in no event shall the Company exercise less care than a reasonable prudent servicer would exercise under similar circumstances. In addition, the Company shall comply with all of the provisions of the Guides and with all other requirements and instructions of PNC Mortgage. The Company shall perform such duties at its sole expense, except as otherwise expressly provided in the Guides.

      3.    Representations,  Warranties  and  Covenants  of  the
            -----------------------------------------------------
Company; Remedies of PNC Mortgage.  With respect to each mortgage
---------------------------------
loan sold by the Company to PNC Mortgage pursuant to the terms of this Agreement, the Company shall make all of the representations, warranties and covenants set forth in the Guide and, in the event of the breach of any of such representations, warranties and covenants, PNC Mortgage shall have all of the remedies  available at law or in equity, as well as  all  of  the remedies set forth in the Guide, including, but not limited to, repurchase and indemnification. The representations and warranties made by the Company with respect to any mortgage loan subject to this Agreement, as well as the remedies available to PNC Mortgage upon the breach thereof, shall survive: (a) any investigation regarding the mortgage loan conducted by PNC Mortgage, its assignees or designees, (b) the liquidation of the mortgage loan, (c) the purchase of the mortgage loan by PNC
Mortgage, its assignee or designee, (d) the repurchase of the mortgage loan by the Company and (e) the termination of this Agreement.

     4.   Compensation.  The Company shall be compensated for its
          ------------
services hereunder as specified in the Guides.

      5.   No Assignment.  This Agreement may not be assigned  by
           -------------
the Company without the prior written consent of PNC Mortgage. The Company hereby consents to the assignment by PNC Mortgage of all or any part of its rights and obligations under this Agreement to any affiliate designated by PNC Mortgage. Any other transfer by PNC Mortgage will be allowed and be effective upon written notice by PNC Mortgage to the Company.

      6.   Prior Agreements.  This Agreement supersedes any prior
           ----------------
agreements and understandings between PNC Mortgage and the Company governing the subject matter hereof; provided, however, the Company shall not be released from any responsibility or liability that may have arisen under such agreements and understanding.

      7.    Effective Date of Agreement.  This Agreement  is  not
            ---------------------------
effective until it is executed and accepted by PNC Mortgage at its home office in Illinois.

      8.    Notices.   All  notices, requests, demands  or  other
            -------
communications that are to be given under this Agreement shall be in writing, addressed to the appropriate parties, and shall be sent by certified mail, return receipt requested, postage prepaid, if to the Company, at the address below and, if to PNC Mortgage, to the appropriate address or facsimile number specified in the Guides. Any such notice, request, demand or other communication shall be deemed effective upon receipt.

      9.    Independent Contractor.  At no time shall the Company
            ----------------------
represent that it is acting as an agent, partner or joint venturer of PNC Mortgage. The Company shall at all times act as an independent contracting party.

      10.   Amendment.   This Agreement may  not  be  amended  or
            ---------
modified orally, and no provision of this Agreement may be waived or amended, except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Agreement. However, by their terms the Guides may be amended or supplemented by PNC Mortgage from time to time. Any such amendment(s) to the Guides shall be in writing and be binding upon the parties hereto on and after the effective date specified therein.

       11.     Miscellaneous.   This  Agreement,  including   all
               -------------
documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Agreement. All section headings contained herein are for convenience only and shall not be construed as part of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and to this end, the provisions hereof are severable. This Agreement shall be governed by, and construed and enforced in accordance with, applicable federal laws and laws of the State of Illinois, without reference to conflict of laws principles. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement
     ------------------
by proper officials duly authorized on the dates hereinafter set forth. This Agreement shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of PNC Mortgage.

_______________________________    ______________________________
Name of the Company                Company I.D. Number

_______________________________    ______________________________
Type of organization               Organized under laws of

__________________________________________________________________
Principal place of business: street address, city, state, zip code

__________________________________________________________________
Typed name and title of the Company's authorized officer

_____________________________________________   __________________
Signature of the Company's authorized officer   Date
officer



Agreed to and accepted by PNC Mortgage Securities Corp.
-------------------------------------------------------

__________________________________________________________________
Typed name and title of authorized representative

_____________________________________________   __________________
Signature of authorized representative          Date

                            Exhibit F


               FORM OF TRANSFEROR CERTIFICATE FOR
                 JUNIOR SUBORDINATE CERTIFICATES


                             [Date]



U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


     Re:  Purchase of PNC Mortgage Securities Corp. Mortgage Pass-
          Through Certificates Series 1998-6, Class [    ]   (the
          "Certificates")

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and (b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.



                                   Very truly yours,

                                   [Name of Transferor]



                                   By:_______________________
                                       Authorized Officer

                          Exhibit G


               FORM OF TRANSFEREE'S AGREEMENT FOR
                 JUNIOR SUBORDINATE CERTIFICATES

                             [Date]

U.S. Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


          The undersigned (the "Purchaser") proposes to purchase Class [ ] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 1, 1998 (the "Pooling Agreement"), by and between PNC Mortgage Securities Corp. ("PNC") and U.S. Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6.

          Section  2.  Representations  and  Warranties  of   the
Purchaser.   In  connection  with  the  proposed  transfer,   the
Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b)    The   Purchaser  is  acquiring   the   Purchased
Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or
(a)(8) of Section 501 of Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the trust funds created pursuant to the Pooling Agreement (the "Trust Funds"), the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust Funds are under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c)   The  Purchaser  acknowledges that  its  Purchased
Certificates   bear  a  legend  setting  forth   the   applicable
restrictions on transfer.

          IN  WITNESS  WHEREOF, the undersigned has  caused  this
Agreement   to  be  validly  executed  by  its  duly   authorized
representative as of the day and the year first above written.

                                   [Purchaser]



                                   By:_____________________________
                                   Its:

            Exhibit A to Form of Transferee Agreement (Exhibit G)

                  PNC MORTGAGE SECURITIES CORP.
                  -----------------------------

                     BENEFIT PLAN AFFIDAVIT
                     ----------------------
                     ----------------------

RE:  PNC MORTGAGE SECURITIES CORP.
---  -----------------------------
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-6
     -------------------------------------------------
     (THE "TRUST") CLASS [     ] CERTIFICATES
     ----------------------------------------
     (THE "PURCHASED CERTIFICATES")
     ------------------------------

     Under   penalties   of  perjury,  I,  _____________________,
declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.      That    I    am    the    _______________    of
__________________    (the    "Purchaser"),    whose     taxpayer
identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2.    That  the  Purchaser  is  acquiring  a  Purchased
Certificate representing an interest in the Trust Funds.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust Funds or (iii) is an
insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.

          IN  WITNESS  WHEREOF,  the Purchaser  has  caused  this
          --------------------
instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:_________________________
   Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED  and  SWORN  to  before  me  this   day   of
____________, 19__.

                              ___________________________________
                                         Notary Public

                           Exhibit H


           FORM OF ADDITIONAL MATTER INCORPORATED INTO
THE FORM OF THE CERTIFICATES (OTHER THAN THE CLASS R-1 AND CLASS
                        R-2 CERTIFICATES)

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC III Trust Fund") whose assets consist of interests in a trust fund (the "REMIC II Trust Fund") whose assets consist of interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC III Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.04 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                      U.S. BANK NATIONAL ASSOCIATION, as Trustee



                      By: ________________________________________





            (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:_________________________

Dated:______________________

                  PNC MORTGAGE SECURITIES CORP.
                MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC III Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not
insured   or   guaranteed   by  any  governmental   agency.   The
Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate
Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration  requirements  of the Securities  Act  of  1933,  as
amended   (the   "Securities  Act")  and  any  applicable   state
securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities
Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC III Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A  reasonable  service  charge may  be  made  for  any  such registration of transfer or exchange, and the Trustee may require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                           ASSIGNMENT



     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto __________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the   within   Mortgage  Pass-Through  Certificate   and   hereby
irrevocably constitutes and appoints ____________________________
_________________________________________________________________

Attorney   to   transfer  said  Certificate  on  the  Certificate
Register, with full power of substitution in the premises.

Dated:___________   _____________________________________________
                    Signature Guaranteed

                    _____________________________________________
                    NOTICE: The signature to this assignment must
                            correspond with the name as written
                            upon the face of the within instrument
                            in every particular, without alteration
                            or enlargement or any change whatever.
                            This Certificate does not represent an
                            obligation of or an interest in PNC
                            Mortgage Securities Corp. or any of
                            its affiliates, including PNC Bank Corp.
                            Neither this Certificate nor the
                            underlying Mortgage Loans are
                            guaranteed by any agency or
                            instrumentality of the United States.

                                                    Exhibit I


                     TRANSFEROR CERTIFICATE
                     ----------------------

                             [Date]

U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn:  Structured Finance

     Re:  PNC Mortgage Securities Corp. Mortgage Pass-Through
     ---  ----------------------------------------------------
          Certificates, Series 1998-6, Class [R-1] [R-2] [R-3]
          ----------------------------------------------------

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale from __________________________ (the "Seller") to _______________
(the "Purchaser") of $____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-6, Class [R-1][R-2][R-3] (the "Certificate"), pursuant to
Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of July 1, 1998 among PNC Mortgage
Securities Corp., as depositor and master servicer (the "Company") and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3.    The  Seller has no actual knowledge that the  proposed
Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it
(i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                              Very truly yours,

                              [Seller]

                              By:_____________________________
                                Name:_________________________
                                Title:________________________

                             Exhibit J


               TRANSFEREE AFFIDAVIT AND AGREEMENT



STATE OF       )
               )   ss:
COUNTY OF      )



          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R-1][R-2] [R-3] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
                  ] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-1][R-2][R-3] Certificates, and
(ii) is acquiring the Class [R-1][R-2][R-3] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R-1][R-2][R-3] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which
person   includes  a  broker,  nominee  or  middle-man)   for   a
disqualified organization, on the agent; (iii) that the person other-wise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-1][R-2][R-3] Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R-1][R-2][R-3] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R-1][R-2][R-3] Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-1][R-2][R-3] Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class [R-1][R-2][R-3] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of
Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-1][R-2][R-3] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8.    The  Owner's  Taxpayer Identification  Number  is
                               .

          9. That no purpose of the Owner relating to the purchase of the Class [R-1][R-2][R-3] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          12. That no purpose of the Owner relating to any sale of the Class [R-1][R-2][R-3] Certificates by the Owner will be to impede the assessment or collection of tax.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund (the "Trust Funds").

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Funds or result in the imposition of tax on the Trust Funds unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          16. The Owner as transferee of the Class [R-1][R-2][R-3] Certificates has represented to their transferor that, if the
Class   [R-1][R-2][R-3]  Certificates  constitute  a  noneconomic
residual interest,
the Owner(i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class [R-1][R-2][R-3] Certificates as they become due.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its
[Assistant] Secretary, this           day of          , 19 __ .

                                        [Name of Owner]

                                        By:____________________
                                            [Name of Officer]
                                            [Title of Officer]

[Corporate Seal]

ATTEST:





[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

   Subscribed and sworn before me this ___ day of _________, 19__.


                                    ----------------------
                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    My Commission expires the  day
                                    of -----------, 19--

                              Exhibit K
                              [RESERVED]

                                                  Exhibit L


          [FORM OF RULE 144A INVESTMENT REPRESENTATION]

     Description of Rule 144A Securities, including numbers:


               ______________________________________

               ______________________________________


     The   undersigned    seller,  as  registered   holder   (the
"Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1998 between PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a.     The   Buyer  understands  that  the  Rule   144A
     Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of June __, 1998 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d.    Neither the Buyer nor anyone acting on its behalf
     has   offered,  transferred,  pledged,  sold  or   otherwise
     disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
     Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has
     (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement.
     The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
     (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f.    The  Buyer is not affiliated with (i) the Trustee
     or   (ii)  any  Rating  Agency  that  rated  the  Rule  144A
     Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     [Required only in the case of a transfer of a Subordinate Certificate or a Class I-A-23 Certificate] [3. The Buyer warrants and represents to, and covenants with, the Trustee, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the
Code) in addition to those undertaken in this Agreement and the Buyer has provided an Opinion of Counsel to such effect in accordance with Section 5.01(d) of the Agreement or (3) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



_______________________________   ________________________________
     Print Name of Seller               Print Name of Buyer


By:____________________________   By:_____________________________
   Name:                             Name:
   Title:                            Title:


Taxpayer Identification: ______      Taxpayer Identification: _____
No.: __________________________      No.: _________________________
Date:__________________________      Date: ________________________

                                             Annex 1 to Exhibit L

    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
    --------------------------------------------------------

     [For Buyers Other Than Registered Investment Companies]



     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because
(i) the Buyer owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least
     $25,000,000 as demonstrated in its latest annual financial statements.

     ___    Broker-Dealer.  The  Buyer  is  a  dealer  registered
     pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.



-------------------------------
     1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least
$10,000,000 in securities.

                                L-1-1

     ___   State  or Local Plan. The Buyer is a plan  established
     and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___   Investment Adviser. The Buyer is an investment adviser
     registered under the Investment Advisers Act of 1940.

     ___   SBIC. The Buyer is a Small Business Investment Company
     licensed  by  the  U.S. Small Business Administration  under
     Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___   Business Development Company. The Buyer is a  business
     development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3.    The  term "securities" as used herein does not include
(i)  securities  of issuers that are affiliated with  the  Buyer,
(ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                                L-1-2

     _____   _____   Will the Buyer be purchasing the Rule 144A

      Yes      No    Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.





                                 ________________________________
                                        Print Name of Buyer


                                 By:_____________________________
                                     Name:
                                     Title:
                                 Date:___________________________




                               L-1-3

                       ANNEX 2 TO EXHIBIT L
     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

      [For Buyers That Are Registered Investment Companies]



     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____  The  Buyer  owned $___________________  in  securities
     (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4.    The  term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                             L-2-1

                                  ________________________________
                                        Print Name of Buyer


                                   By:____________________________
                                     Name:
                                     Title:

                                   Date:__________________________


                                   IF AN ADVISER:

                                   ________________________________
                                        Print Name of Buyer


                                   By:_____________________________
                                     Name:
                                     Title:
                                   Date:___________________________

(SEAL)


                                L-2-2

                                                    Exhibit M




                             [Date]

[Company]

          Re: Pooling and Servicing Agreement dated as of July 1, 1998 by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and U.S. Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule
(other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to:
(i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Pooling and Servicing Agreement.



                                   _____________________________
                                   as Trustee


                                   By:__________________________
                                      Name:
                                      Title:

                               M-1


                            EXHIBIT N


                      BENEFIT PLAN AFFIDAVIT

U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn:  Structured Finance

PNC Mortgage Securities Corp.
75 North Fairway Drive
Vernon Hills, IL  60061

RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-6
     (THE "TRUST") CLASS [I-A-23] [_-B-_] CERTIFICATES
     (THE "PURCHASED CERTIFICATES")

     Under   penalties   of  perjury,  I,  _____________________,
declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.      That    I    am    the    _______________    of
__________________    (the    "Purchaser"),    whose     taxpayer
identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2.    That  the  Purchaser  is  acquiring  a  Purchased
Certificate representing an interest in the Trust Funds.

          3.   That the Purchaser is either:

     (a) not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan") or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting directly or indirectly on behalf of, or purchasing any of the Purchased Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101; or

     (b) an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:___________________________
   Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

     SUBSCRIBED and SWORN to before me this day of ______, 19__.



                                      ______________________________
                                      Notary Public


                                 N-1